     As filed with the Securities and Exchange Commission on June 6, 2002
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

  K. HOVNANIAN                                                    HOVNANIAN
ENTERPRISES, INC.                                              ENTERPRISES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                NEW JERSEY                             DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                22-2423583                            22-1851059
                     (I.R.S. Employer Identification Number)

             10 HIGHWAY 35                                   10 HIGHWAY 35
              P.O. BOX 500                                   P.O. BOX 500
       RED BANK, NEW JERSEY 07701                     RED BANK, NEW JERSEY 07701
             (732) 747-7800                                 (732) 747-7800
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                       SEE TABLE OF ADDITIONAL REGISTRANTS
                             ---------------------
                                 J. LARRY SORSBY
                           HOVNANIAN ENTERPRISES, INC.
                                  10 HIGHWAY 35
                                  P.O. BOX 500
                           RED BANK, NEW JERSEY 07701
                                 (732) 747-7800
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent For Service)
                             ---------------------
                                   COPIES TO:
                            VINCENT PAGANO, JR., ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3954
                                 (212) 455-2000

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

      If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|____________

      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|_______________



                             ---------------------

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================
                                                                        PROPOSED        PROPOSED
         TITLE OF EACH CLASS OF                         AMOUNT TO BE     MAXIMUM         MAXIMUM      AMOUNT OF
       SECURITIES TO BE REGISTERED                       REGISTERED   OFFERING PRICE    AGGREGATE    REGISTRATION
                                                                        PER UNIT     OFFERING PRICE      FEE
-------------------------------------------------------------------------------------------------------------------
8.000% Senior Notes due 2012.......................     $100,000,000    99.161%(1)   $ 99,161,000(1)   $9,123(2)
-------------------------------------------------------------------------------------------------------------------
Guarantees of 8.000% Senior Notes due 2012.........          (3)           (3)             (3)           None(3)
-------------------------------------------------------------------------------------------------------------------
8.875% Senior Subordinated Notes due 2012..........     $150,000,000       100%(1)   $150,000,000(1)   $13,800(2)
-------------------------------------------------------------------------------------------------------------------
Guarantees of 8.875% Senior Subordinated Notes
  due 2012.........................................          (3)           (3)             (3)           None(3)
-------------------------------------------------------------------------------------------------------------------
Total..............................................     $250,000,000                 $249,161,000(1)   $22,923(2)
===================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee under Rule 457 of the Securities Act of 1933.
(2) The registration fee for the securities offered hereby has been calculated under Rule 457(f)(2) of the Securities Act of 1933 and reflects the book value of the securities as of May 31, 2002. The Proposed Maximum Aggregate Offering Price is estimated solely for the purpose of calculating the registration fee.
(3) No consideration will be received for the Guarantees.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                       TABLE OF ADDITIONAL REGISTRANTS
------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
All Seasons, Inc.                  MD                 52-0855385               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Arrow Properties, Inc.             NJ                 22-1945442               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Ballantrae Development Corp.       FL                 22-3366681               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Ballantrae Home Sales, Inc.        FL                 22-3312524               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Condominium Community (Bowie       MD                 52-2002262               10 Highway 35
New Town), Inc.                                                                P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Condominium Community (Largo       MD                 52-2002261               10 Highway 35
Town), Inc.                                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Condominium Community (Park        MD                 52-2002264               10 Highway 35
Place), Inc.                                                                   P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Condominium Community (Quail       MD                 52-2002265               10 Highway 35
Run), Inc.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Condominium Community (Truman      MD                 52-2002263               10 Highway 35
Drive), Inc.                                                                   P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Consultants Corporation            MD                 52-0856601               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Designed Contracts, Inc.           MD                 52-0854124               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     1

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
EXC, Inc.                          DE                 22-3178077               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Fortis Homes, Inc.                 NC                 56-1477716               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Housing-Home Sales, Inc.           MD                 52-0846210               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Hovnanian at Tarpon Lakes I, Inc.  FL                 22-2436504               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Hovnanian Developments of          FL                 22-2416624               10 Highway 35
Florida, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Hovnanian Pennsylvania, Inc.       PA                 22-1097670               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hov A, Inc.                     NJ                 22-2627859               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hov International, Inc.         NJ                 22-3188610               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Acquisitions, Inc.    NJ                 22-3406671               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Ashburn Village,   VA                 22-3178078               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Atlantic City,     NJ                 22-1945458               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Ballantrae         FL                 22-3409425               10 Highway 35
Estates, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     2

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Barrington, Inc.   VA                 22-3583846               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bedminster II,     NJ                 22-3331038               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bedminster, Inc.   NJ                 22-1945452               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Belmont, Inc.      VA                 22-3253529               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bernards IV, Inc.  NJ                 22-3292171               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Branchburg III,    NJ                 22-2961099               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bridgeport, Inc.   CA                 22-3547807               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bridgewater IV,    NJ                 22-4049666               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bridgewater V,     NJ                 22-2713924               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bridgewater VI,    NJ                 22-3243298               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bull Run, Inc.     VA                 22-3192910               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Burlington III,    NJ                 22-3412130               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     3

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Burlington, Inc.   NJ                 22-2949611               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Calabria, Inc.     CA                 22-3324654               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Cameron Chase,     VA                 22-3459993               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Carmel Del Mar,    CA                 22-3320550               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Carolina Country   FL                 22-3188607               10 Highway 35
Club I, Inc.                                                                   P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Carolina Country   FL                 22-3247085               10 Highway 35
Club II, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Carolina Country   FL                 22-3273706               10 Highway 35
Club III, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Castile, Inc.      CA                 22-3356308               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Cedar Grove I,     NJ                 22-2892342               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Cedar Grove II,    NJ                 22-2892341               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Chaparral, Inc.    CA                 22-3565730               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Clarkstown, Inc.   NY                 22-2618176               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     4

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Coconut Creek,     FL                 22-3275859               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Crestline, Inc.    CA                 22-3493450               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Crystal Springs,   NJ                 22-3406656               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Dominguez, Inc.    CA                 22-3602177               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Dominion Ridge,    VA                 22-3433318               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at East Brunswick VI, NJ                 22-2892496               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at East Brunswick     NJ                 22-2776654               10 Highway 35
VIII, Inc.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at East Whiteland I,  PA                 22-3483220               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Exeter Hills,      VA                 22-3331043               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Fair Lakes Glen,   VA                 22-3261224               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Fair Lakes,        VA                 22-3249049               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Freehold           NJ                 22-2348977               10 Highway 35
Township, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------

                                                     5

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Freehold Township  NJ                 22-2459186               10 Highway 35
I, Inc.                                                                        P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Ft. Myers I, Inc.  FL                 22-2652958               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Ft. Myers II, Inc. FL                 22-2636393               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Great Notch, Inc.  NJ                 22-3330582               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hackettstown, Inc. NJ                 22-2765936               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Half Moon Bay,     FL                 22-2915380               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hampton Oaks,      VA                 22-3583845               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hanover, Inc.      NJ                 22-3133218               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hershey's Mill,    PA                 22-3445102               10 Highway 35
Inc. (a PA Corp)                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Highland           CA                 22-3309241               10 Highway 35
Vineyards, Inc.                                                                P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Holly Crest, Inc.  VA                 22-3214275               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hopewell IV, Inc.  NJ                 22-3345622               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     6

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hopewell V, Inc.   NJ                 22-3464499               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hopewell VI, Inc.  NJ                 22-3465709               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Howell Township,   NJ                 22-2859308               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hunter Estates,    VA                 22-3321100               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Jacksonville II,   FL                 22-2914590               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Jefferson, Inc.    NJ                 22-3427233               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Jersey City III,   NJ                 22-3016528               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Kings Grant I,     NJ                 22-2601064               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Klockner Farms,    NJ                 22-2572443               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at La Terraza, Inc.   CA                 22-3303807               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at La Trovata, Inc.   CA                 22-3369099               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lakewood, Inc.     NJ                 22-2618178               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------

                                                     7

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lawrence V, Inc.   NJ                 22-3638073               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Saucon II,   PA                 22-3602924               10 Highway 35
                                   Inc.                                        P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Saucon,      PA                 22-2961090               10 Highway 35
                                   Inc.                                        P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah II, Inc.    NJ                 22-2859315               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah IV, Inc.    NJ                 22-3015286               10 Highway 35
(Whalepond)                                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah IX, Inc.    NJ                 22-3337896               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah V, Inc.     NJ                 22-2868663               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah VI, Inc.    NJ                 22-3188612               10 Highway 35
(Norfolk)                                                                      P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah VII, Inc.   NJ                 22-2592139               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah VIII, Inc.  NJ                 22-2246316               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Manalapan, Inc.    NJ                 22-2442998               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Manalapan III,     NJ                 22-3337896               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     8

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro II, Inc.  NJ                 22-2748659               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro           NJ                 22-3467252               10 Highway 35
Township IV, Inc.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro           NJ                 22-3791976               10 Highway 35
Township VI, Inc.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro           NJ                 22-3791977               10 Highway 35
Township VII, Inc.                                                             P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro           NJ                 22-2847845               10 Highway 35
Township, III                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Medford I, Inc.    NJ                 22-3188613               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Merrimack, Inc.    NH                 22-2821914               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian of Metro DC South,    VA                 22-3583847               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Montclair NJ,      NJ                 22-2759221               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Montclair, Inc.    VA                 22-3188614               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Montgomery I, Inc. PA                 22-3165601               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800

------------------------------------------------------------------------------------------------------------
K. Hovnanian at Newark Urban       NJ                 22-2885748               10 Highway 35
Renewal Corporation I, Inc.                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     9

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Newark Urban       NJ                 22-3027957               10 Highway 35
Renewal Corporation IV, Inc.                                                   P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Newark Urban       NJ                 22-3027960               10 Highway 35
Renewal Corporation V, Inc.                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at North Bergen,      NJ                 22-2935352               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at North Brunswick    NJ                 22-3036037               10 Highway 35
IV, Inc.                                                                       P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Northern           NY                 22-2814372               10 Highway 35
Westchester, Inc.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Northlake, Inc.    CA                 22-3336696               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Ocean Walk, Inc.   CA                 22-3565732               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at P.C. Properties,   VA                 22-3583840               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Park Ridge, Inc.   VA                 22-3253530               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Pasco I, Inc.      FL                 22-2636392               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Pasco II, Inc.     FL                 22-2790300               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Peekskill, Inc.    NY                 22-2718071               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     10

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Pembroke Shores,   FL                 22-3273708               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Perkiomen I, Inc.  PA                 22-3094743               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Perkiomen II, Inc. PA                 22-3301197               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Plainsboro III,    NJ                 22-3027955               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Polo Trace, Inc.   FL                 22-3284165               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Port Imperial      NJ                 22-3450185               10 Highway 35
North, Inc.                                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Princeton, Inc.    NJ                 22-3322125               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Rancho             CA                 22-3369102               10 Highway 35
Christianitos, Inc.                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Raritan I, Inc.    NJ                 22-3326386               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Readington II,     NJ                 22-3085521               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Reservoir Ridge,   NJ                 22-2510587               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at River Oaks, Inc.   VA                 22-3199603               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     11

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at San Sevaine, Inc.  CA                 22-3493454               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Saratoga, Inc.     CA                 22-3547806               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Scotch Plains II,  NJ                 22-3464496               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Scotch Plains,     NJ                 22-2380821               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Seneca Crossing,   MD                 22-3331047               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Smithville, Inc.   NJ                 22-3418731               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Smithville III,    NJ                 22-2776387               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Somers Point,      NJ                 22-2765935               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick    NJ                 22-2458485               10 Highway 35
II, Inc.                                                                       P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick    NJ                 22-2652530               10 Highway 35
III, Inc.                                                                      P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick    NJ                 22-2859309               10 Highway 35
IV, Inc.                                                                       P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick    NJ                 22-2937570               10 Highway 35
V, Inc.                                                                        P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     12


------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Spring Ridge,      NJ                 22-3192909               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Stone Canyon,      CA                 22-3512641               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Stonegate, Inc.    CA                 22-3582033               10 Highway 35
(a CA Corporation)                                                             P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Stonegate, Inc.    VA                 22-3481223               10 Highway 35
(a VA Corporation)                                                             P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Stony Point, Inc.  NJ                 22-2758195               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Stuart Road, Inc.  VA                 22-3312918               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Sully Station,     VA                 22-3188746               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Summerwood, Inc.   VA                 22-3583842               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Sycamore, Inc.     CA                 22-3493456               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Tannery Hill,      NJ                 22-3396608               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at The Bluff, Inc.    NJ                 22-1841019               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at The Cedars, Inc.   NJ                 22-3406664               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     13

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at The Glen, Inc.     VA                 22-3618411               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at the Reserve at     NJ                 22-2934223               10 Highway 35
Medford, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Thornbury, Inc.    PA                 22-3462983               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Tierrasanta, Inc.  CA                 22-3351875               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Tuxedo, Inc.       NY                 22-3516266               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Union Township I,  NJ                 22-3027952               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Freehold     NJ                 22-3415873               10 Highway 35
Township I, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Makefield    PA                 22-3302321               10 Highway 35
I, Inc.                                                                        P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Merion,      PA                 22-3188608               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Vail Ranch, Inc.   CA                 22-3320537               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Valleybrook II,    NJ                 22-3252533               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Valleybrook, Inc.  NJ                 22-3057022               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     14

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wall Township VI,  NJ                 22-2859303               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wall Township      NJ                 22-3434643               10 Highway 35
VIII, Inc.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Washingtonville,   NY                 22-2717887               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne III, Inc.    NJ                 22-2607669               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne V, Inc.      NJ                 22-2790299               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne VI, Inc.     NJ                 22-3367624               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne VII, Inc.    NJ                 22-3464498               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wildrose, Inc.     CA                 22-3312525               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Winston Trails,    FL                 22-3219184               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Woodmont, Inc.     VA                 52-1785667               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies Northeast,  NJ                 22-2445216               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of          CA                 22-3301757               10 Highway 35
California, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     15

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of          FL                 22-2349530               10 Highway 35
Florida, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of          MD                 22-3331050               10 Highway 35
Maryland, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of Metro    VA                 22-3169584               10 Highway 35
Washington, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of New      NY                 22-2618171               10 Highway 35
York, Inc.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of North    NC                 22-2765939               10 Highway 35
Carolina, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of          PA                 22-2390174               10 Highway 35
Pennsylvania, Inc.                                                             P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of          CA                 22-3493449               10 Highway 35
Southern California, Inc.                                                      P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Construction          NJ                 22-3406668               10 Highway 35
Management, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian's Design Gallery,     CA                 22-3301757               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       CA                 22-3303806               10 Highway 35
California, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       MD                 22-3331045               10 Highway 35
Maryland, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       VA                 22-3188615               10 Highway 35
Metro Washington, Inc.                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     16

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       NJ                 22-2664563               10 Highway 35
New Jersey, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       NY                 22-2626492               10 Highway 35
New York, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       SC                 58-2659968               10 Highway 35
South Carolina, Inc.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of       TX                 22-3685786               10 Highway 35
Texas, Inc.                                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Equities, Inc.        NJ                 21-0735206               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Florida Division,     FL                 22-318616                10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Forecast              CA                 95-4892009               10 Highway 35
Acquisition, Inc.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Forecast Homes, Inc.  CA                 95-4892007               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Investment            NJ                 22-2541361               10 Highway 35
Properties of New Jersey, Inc.                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Marine, Inc.          NJ                 22-3196910               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Port Imperial         NJ                 22-3027956               10 Highway 35
Urban Renewal, Inc.                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of East    NJ                 22-2593811               10 Highway 35
Brunswick II, Inc.                                                             P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     17

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of NB      NJ                 22-3406661               10 Highway 35
Theatre, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of         NJ                 22-3017267               10 Highway 35
Newark Urban Renewal                                                           P.O. Box 500
Corporation, Inc.                                                              Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of         NJ                 22-3002434               10 Highway 35
North Brunswick II, Inc.                                                       P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of         NJ                 22-2057907               10 Highway 35
North Brunswick V, Inc.                                                        P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of         NJ                 22-2859305               10 Highway 35
Piscataway, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of Red     NJ                 22-3092532               10 Highway 35
Bank, Inc.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of         NJ                 22-3244134               10 Highway 35
Wall, Inc.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Real Estate           NJ                 22-1945444               10 Highway 35
Investment, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Real Estate of        FL                 65-0215569               10 Highway 35
Florida, Inc.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Southeast Florida,    FL                 22-3331675               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Southeast Region,     FL                 22-3331674               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian's Four Seasons of     FL                 22-3618584               10 Highway 35
the Palm Beaches, Inc.                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     18

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
KHC Acquisition, Inc.              CA                 22-3303802               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Kings Grant Evesham Corp.          NJ                 22-2445215               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Landarama, Inc.                    NJ                 22-1978612               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford of Delaware,      DE                 22-3386728               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M & M at Long Branch, Inc.         NJ                 22-3359254               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
New K. Hovnanian Developments      FL                 58-2003324               10 Highway 35
of Florida, Inc.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Parthenon Group, Inc.              NJ                 22-2748658               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Pine Brook Co., Inc.               NJ                 22-1762833               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Que Corporation                    MD                 52-1723878               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Reflections of You Interiors,      TX                 75-1967894               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Stonebrook Homes, Inc.             CA                 33-0553884               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
The Matzel & Mumford               NJ                 22-3670677               10 Highway 35
Organization, Inc.                                                             P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     19

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
The New Fortis Corporation         NC                 56-1458833               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
The Southampton Corporation        MD                 52-0881406               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Tropical Service Builders, Inc.    FL                 59-1426699               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Washington Homes of Delaware,      DE                 Inactive                 10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Washington Homes of West           WV                 54-1860514               10 Highway 35
Virginia, Inc.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Washington Homes, Inc.             DE                 22-3774737               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Washington Homes, Inc. of          VA                 52-0898765               10 Highway 35
Virginia                                                                       P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Westminster Homes (Charlotte),     NC                 52-1970973               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Westminster Homes of Tennessee,    TN                 52-1973363               10 Highway 35
Inc.                                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Westminster Homes, Inc.            NC                 52-1874680               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
WH Land I, Inc.                    MD                 52-2073468               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
WH Land II, Inc.                   MD                 52-1887626               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     20

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
WH Properties, Inc.                MD                 52-1955560               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Arbor West, L.L.C.                 MD                 52-19555560              10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at St. Margarets,     MD                 22-3688864               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Arbor Heights,     CA                 33-0890775               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Ashburn Village,   MD                 22-3681031               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Barnegat I,        NJ                 22-3804316               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Berkeley,          NJ                 22-3644632               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Bernards V,        NJ                 22-3618587               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Blooms Crossing,   MD                 22-3688865               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Blue Heron         NJ                 22-3630449               10 Highway 35
Pines, L.L.C.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Brenbrooke, L.L.C. VA                 22-3683842               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Camden I, L.L.C.   NJ                 22-3845575               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     21

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Carmel Village,    CA                 52-2147831               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Cedar Grove III,   NJ                 22-3818491               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Chester I, L.L.C.  NJ                 22-3618347               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Clifton, L.L.C.    NJ                 22-3655976               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Columbia Town      MD                 22-3757772               10 Highway 35
Center, L.L.C.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Cranbury, L.L.C.   NJ                 22-3814347               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Curries Woods,     NJ                 22-3776466               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Denville, L.L.C.   NJ                 Applied For              10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Encinitas Ranch,   CA                 33-0890770               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Forecast, L.L.C.   CA                 Applied For              10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at 4S Ranch, L.L.C.   CA                 73-1638455               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Guttenberg, L.L.C. NJ                 22-3653007               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     22

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hamburg, L.L.C.    NJ                 22-3795544               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Hamburg            NJ                 22-3814175               10 Highway 35
Contractors, L.L.C.                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Jackson, L.L.C.    NJ                 22-3630450               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Jersey City IV,    NJ                 22-3655974               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Kent Island,       MD                 22-3668315               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Kincaid, L.L.C.    MD                 22-3664456               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at King Farm,         MD                 22-3647924               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at LaFayette          NJ                 22-3658926               10 Highway 35
Estates, L.L.C.                                                                P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lake Ridge         VA                 22-3778537               10 Highway 35
Crossing, L.L.C.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lake Terrapin,     VA                 22-3647920               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lawrence V,        NJ                 22-3638073               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Linwood, L.L.C.    NJ                 22-3663731               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     23


------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Little Egg         NJ                 22-3795535               10 Highway 35
Harbor, L.L.C.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Little Egg         NJ                 22-3832077               10 Highway 35
Harbor Contractors, L.L.C.                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Moreland I,  PA                 22-3785544               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Moreland     PA                 22-3785539               10 Highway 35
II, L.L.C.                                                                     P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Saucon II,   PA                 22-3602924               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Manalapan II,      NJ                 Applied For              10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mansfield I, LLC   NJ                 22-3556345               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mansfield II,      NJ                 22-3556346               10 Highway 35
LLC                                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mansfield III,     NJ                 22-3683839               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro           NJ                 22-3802594               10 Highway 35
Township VIII, L.L.C.                                                          P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro VI,       NJ                 22-3791976               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro VII,      NJ                 22-3791977               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     24

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Menifee, L.L.C.    CA                 52-2147832               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Middletown,        NJ                 22-3630452               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Mt. Olive          NJ                 22-3813043               10 Highway 35
Township, L.L.C.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at North              NJ                 22-3627814               10 Highway 35
Brunswick VI, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at North Haledon,     NJ                 22-3770598               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Northampton,       NJ                 22-3785527               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Northfield,        NJ                 22-3665826               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Pacific Bluffs,    TX                 33-0890774               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Paramus, L.L.C.    NJ                 22-3687884               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Park Lane, L.L.C.  CA                 33-0896285               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Rancho Santa       CA                 33-0890773               10 Highway 35
Margarita, L.L.C.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Riverbend,         CA                 33-0890777               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     25

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Roderuck, L.L.C.   MD                 22-3756336               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Rowland Heights,   CA                 22-2147833               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Sayreville,        NJ                 22-3663105               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South Amboy,       NJ                 22-3655682               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South Bank,        MD                 22-3688868               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at South              NJ                 01-0618098               10 Highway 35
Brunswick, L.L.C.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Spring Hill        MD                 22-3688864               10 Highway 35
Road, L.L.C.                                                                   P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at St. Margarets,     MD                 33-0890768               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Sunsets, L.L.C.    CA                 33-0890769               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at the Gables,        NC                 22-3655975               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper  Freehold    NJ                 22-3655975               10 Highway 35
Township II, L.L.C.                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Freehold     NJ                 22-3666680               10 Highway 35
Township III, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     26


------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wanaque, L.L.C.    NJ                 22-3743403               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Washington,        NJ                 22-3618348               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne VIII,        NJ                 22-3618242               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne IX, L.L.C.   NJ                 22-3828775               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at West Milford,      NJ                 22-3709105               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at West Windsor,      NJ                 52-2147836               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Willow Brook,      MD                 22-3556343               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Winchester,        CA                 52-2147836               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Woodhill           NJ                 01-0550781               10 Highway 35
Estates, L.L.C.                                                                P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian at Woolwich, L.L.C.   NJ                 22-3828777               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Central               DE                 22-3556343               10 Highway 35
Acquisitions, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of          MD                 22-3683159               10 Highway 35
Metro D.C. North, L.L.C.                                                       P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     27

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
K. Hovnanian Eastern               PA                 04-3630089               10 Highway 35
Pennsylvania, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Forecast, L.L.C.      CA                 Applied For              10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Four Seasons          VA                 22-3647925               10 Highway 35
@ Historic Virginia, L.L.C.                                                    P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian North Central         DE                 22-3554986               10 Highway 35
Acquisitions, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian North Jersey          DE                 22-3556344               10 Highway 35
Acquisitions, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Shore                 DE                 22-3556342               10 Highway 35
Acquisitions, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian South Jersey          DE                 22-3556341               10 Highway 35
Acquisition, L.L.C.                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian Southern New          NJ                 01-0648280               10 Highway 35
Jersey, L.L.C.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian's Four Seasons,       CA                 52-2147837               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
K. Hovnanian's Private Home        NJ                 22-3766856               10 Highway 35
Portfolio, L.L.C.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Kings Court at Montgomery,         NJ                 22-3825046               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Apple Ridge, L.L.C.         NJ                 22-3824654               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     28

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
M&M at Brookhill, L.L.C.           NJ                 22-3824652               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Heritage Woods, L.L.C.      NJ                 22-3824650               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at the Highlands, L.L.C.       NJ                 22-3824649               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at East Mill, L.L.C.           NJ                 80-0036068               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Morristown, L.L.C.          NJ                 22-3834775               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Roosevelt, L.L.C.           NJ                 Applied For              10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Sheridan, L.L.C.            NJ                 22-3825357               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Sparta, L.L.C.              NJ                 22-3825057               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Spinnaker Pointe, L.L.C.    NJ                 22-3825041               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Spruce Hollow, L.L.C.       NJ                 22-3825064               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Spruce Meadows, L.L.C.      NJ                 22-3825036               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M at Spruce Run, L.L.C.          NJ                 22-3825037               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------



                                                     29


------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at Cranbury       NJ                 22-3569945               10 Highway 35
Knoll, L.L.C.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at Freehold,      NJ                 22-3468991               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at Heritage       NJ                 22-3575932               10 Highway 35
Landing, L.L.C.                                                                P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at Montgomery,    NJ                 22-3500542               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at                NJ                 22-3619267               10 Highway 35
Phillipsburg, L.L.C.                                                           P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at South          NJ                 22-345834                10 Highway 35
Brunswick, L.L.C.                                                              P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Matzel & Mumford at Woodland       NJ                 22-3575934               10 Highway 35
Crest, L.L.C.                                                                  P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Section 14 of the Hills, L.L.C.    NJ                 22-3330375               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
The Landings at Spinnaker          NJ                 22-3825041               10 Highway 35
Pointe, L.L.C.                                                                 P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Westminster Homes of Alabama,      MD                 63-1222540               10 Highway 35
L.L.C.                                                                         P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Westminster Homes of               MD                 64-0907820               10 Highway 35
Mississippi, L.L.C.                                                            P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Westminster Homes of South         SC                 58-2690293               10 Highway 35
Carolina, L.L.C.                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------


                                                     30

------------------------------------------------------------------------------------------------------------
                                                                               ADDRESS INCLUDING ZIP CODE,
                                    STATE OR OTHER                                AND TELEPHONE NUMBER
                                    JURISDICTION OF                               INCLUDING AREA CODE,
 EXACT NAME OF REGISTRANT          INCORPORATION OR       IRS EMPLOYER         OF REGISTRANT'S PRINCIPAL
AS SPECIFIED IN ITS CHARTER          ORGANIZATION     IDENTIFICATION NUMBER        EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------
Goodman Family Builders, L.P.      TX                 75-2653675               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
M&M Investments, L.P.              NJ                 22-3685183               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------
Washabama, L.P.                    AL                 63-1231207               10 Highway 35
                                                                               P.O. Box 500
                                                                               Red Bank, New Jersey 07701
                                                                               732-747-7800
------------------------------------------------------------------------------------------------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                  SUBJECT TO COMPLETION, DATED JUNE 6, 2002

PROSPECTUS

                     -------------------------------------
                    | [Logo]                              |
                    |                                     |
                    |                                     |
                    |                                     |
                    |                                     |
                     -------------------------------------


                                  $250,000,000
                         K. HOVNANIAN ENTERPRISES, INC.
                        OFFER TO EXCHANGE ALL OUTSTANDING

                          8.000% SENIOR NOTES DUE 2012
              ($100,000,000 AGGREGATE PRINCIPAL AMOUNT OUTSTANDING)
                        FOR 8.000% SENIOR NOTES DUE 2012

                    8.875% SENIOR SUBORDINATED NOTES DUE 2012
              ($150,000,000 AGGREGATE PRINCIPAL AMOUNT OUTSTANDING)
                  FOR 8.875% SENIOR SUBORDINATED NOTES DUE 2012

                EACH REGISTERED UNDER THE SECURITIES ACT OF 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON, __________________ , 2002, UNLESS EXTENDED

                                ----------------

The Exchange Offer                           The Exchange Notes

-  We will exchange all outstanding          -  The exchange notes are being
   notes that are validly tendered              offered in order to satisfy some
   and not validly withdrawn for an             of our obligations under
   equal principal amount of                    registration rights agreements
   exchange notes that are freely               entered into in connection
   tradeable.                                   withthe placement of the
                                                outstanding notes.
-  You may withdraw tenders of
   outstanding notes at any time             -  The terms of the exchange
   prior to the expiration date of              notes to be issued in the
   the exchange offer.                          exchange offer are
                                                substantially identical to the
-  The exchange offer expires at                outstanding notes, except that
   5:00 p.m., New York City time, on            the exchange notes will be
   ______, 2002, unless extended.               freely tradeable.
   We do not currently intend to
   extend the expiration date.               Resales of Exchange Notes

-  The exchange of outstanding               -  The exchange notes may be sold
   notes for exchange notes in the              in the over-the counter market,
   exchange offer will not be a                 in negotiated transactions or
   taxable event for U.S. federal               through a combination of such
   income tax purposes.                         methods. The exchange notes
                                                will be eligible for trading in
-  We will not receive any proceeds             The Portal (SM) Market.
   from the exchange offer.

      YOU SHOULD CONSIDER CAREFULLY THE "RISK FACTORS" BEGINNING ON PAGE 9 OF THIS PROSPECTUS BEFORE PARTICIPATING IN THE EXCHANGE OFFER.

      Each broker-dealer that receives exchange notes for its own account in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those exchange notes. The letter of transmittal states that, by so acknowledging and delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for outstanding notes where the outstanding notes were acquired by the broker-dealer as a result of market-making activities or other trading activities.

      We have agreed that, for a period of one year after the consummation of this exchange offer, we will make this prospectus available to any broker-dealer for use in connection with the resale of exchange notes. See "Plan of Distribution".

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE EXCHANGE NOTES TO BE DISTRIBUTED IN THE EXCHANGE OFFER OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  This prospectus is dated           , 2002.

                                TABLE OF CONTENTS

                                                                            PAGE
PROSPECTUS SUMMARY.............................................................1

THE COMPANY....................................................................8

USE OF PROCEEDS................................................................8

RISK FACTORS...................................................................9

RATIO OF EARNINGS TO FIXED CHARGES............................................14

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION........................15

THE EXCHANGE OFFER............................................................18

DESCRIPTION OF THE EXCHANGE NOTES.............................................29

BOOK ENTRY; DELIVERY AND FORM.................................................88

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS......................92

PLAN OF DISTRIBUTION..........................................................92

FORWARD-LOOKING STATEMENTS....................................................92

LEGAL MATTERS.................................................................93

EXPERTS.......................................................................93

WHERE YOU CAN FIND MORE INFORMATION...........................................93

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................93


                            ------------------------

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH ANY INFORMATION THAT IS DIFFERENT. THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS DOCUMENT IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER IN SUCH JURISDICTION. THE INFORMATION IN THIS DOCUMENT MAY ONLY BE ACCURATE AS OF THE DATE OF THIS DOCUMENT.

                            ------------------------

                               PROSPECTUS SUMMARY

      THIS BRIEF SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THE PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD CAREFULLY READ AND REVIEW THIS ENTIRE PROSPECTUS AND THE OTHER DOCUMENTS TO WHICH WE REFER YOU. IN THIS PROSPECTUS, EXCEPT AS THE CONTEXT OTHERWISE REQUIRES, REFERENCES TO "HOVNANIAN", "US", "WE", "OUR" OR THE "COMPANY" MEAN HOVNANIAN ENTERPRISES, INC., A DELAWARE CORPORATION, TOGETHER WITH ITS CONSOLIDATED SUBSIDIARIES, INCLUDING K. HOVNANIAN ENTERPRISES, INC., WHICH WE REFER TO AS THE "ISSUER" OR "K. HOVNANIAN", A NEW JERSEY CORPORATION.

                  SUMMARY OF THE TERMS OF THE EXCHANGE OFFER

General.......................   On March 26, 2002, K. Hovnanian completed a
                                 private offering of the outstanding notes, comprised of $100,000,000 aggregate principal amount of its 8.000% Senior Notes due 2012 and $150,000,000 aggregate principal amount of its 8.875% Senior Subordinated Notes due 2012. In connection with the private offering, we entered into registration rights agreements with the initial purchasers in the private offerings in which we agreed, among other things, to deliver this prospectus to you and to complete an exchange offer for the outstanding notes.

Outstanding Notes.............   $100,000,000 aggregate principal amount of
                                 8.000% Senior Notes due 2012 and $150,000,000
                                 aggregate principal amount of 8.875% Senior
                                 Subordinated Notes due 2012, each of which were issued on March 26, 2002.

Exchange Notes................   $100,000,000 aggregate principal amount of
                                 8.000% Senior Notes due 2012 and $150,000,000
                                 aggregate principal amount of 8.875% Senior
                                 Subordinated Notes due 2012, each of which we are offering in this exchange offer.

The Exchange Offer............   We are offering to exchange up to $100,000,000
                                 aggregate principal amount of our 8.000%
                                 Senior Notes due 2012, which have been
                                 registered under the Securities Act, and up to $150,000,000 aggregate principal amount of our 8.875% Senior Subordinated Notes due 2012, which have been registered under the Securities Act, in each case for a like aggregate principal amount of the outstanding notes. You may only exchange outstanding notes in integral multiples of $1,000.

                                 The terms of the exchange notes are identical in all material respects to the terms of the outstanding notes, except that the registration rights, related liquidated damages provisions and the transfer restrictions, applicable to the outstanding notes are not applicable to the exchange notes.

                                 Subject to the satisfaction or waiver of specified conditions, we will exchange the applicable exchange notes for all outstanding notes that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer. We will cause the exchange to be effected promptly after the expiration of the exchange offer.
                                 Upon completion of the exchange offer, there may be no market for the outstanding notes and you may have difficulty selling them.

Resales.......................   Based on interpretations by the Securities and
                                 Exchange Commission set forth in no-action letters issued to third parties, we believe that you may resell or otherwise transfer exchange notes issued in the exchange offer without complying with the registration and prospectus delivery requirements of the
                                 Securities Act, if:

                                 (1) you are not an affiliate of K. Hovnanian within the meaning of Rule 405 under the Securities Act;

                                 (2) you are not engaged in, and do not intend to engage in, a distribution of the exchange notes;

                                 (3) you do not have an arrangement or
                                 understanding with any person to participate in a distribution of the exchange notes; and

                                 (4) you are acquiring the exchange notes in the ordinary course of your business.

                                 If you are an affiliate of K. Hovnanian, or are engaging in, or intend to engage in, or have any arrangement or understanding with any person to participate in a distribution of the exchange notes, or are not acquiring the exchange notes in the ordinary course of your business:

                                 (1) you cannot rely on the position of the Securities and Exchange Commission enunciated in BROWN & WOOD LLP (available February 7,
                                 1997), MORGAN STANLEY & CO. INCORPORATED
                                 (available June 5, 1991), EXXON CAPITAL
                                 HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Securities and Exchange Commission's letter to SHEARMAN & STERLING dated July 2, 1993, or similar no-action letters; and

                                 (2) in the absence of an exception from the position of the Securities and Exchange Commission stated in (1) above, you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the exchange notes.

                                 If you are a broker-dealer and receive exchange notes for your own account in exchange for outstanding notes that you acquired as a result of market-making or other trading activities, you must acknowledge that you will deliver this prospectus in connection with any resale or other transfer of the exchange notes that you receive in the exchange offer.

Expiration Date...............   The exchange offer will expire at 5:00 p.m.,
                                 New York City time, on                , 2002
                                 unless extended by us. We do not currently intend to extend the expiration date.

Withdrawal....................   You may withdraw the tender of your
                                 outstanding notes at any time prior to the expiration of the exchange offer. We will return to you any of your outstanding notes that are not accepted for any reason for exchange, without expense to you, promptly after the expiration or termination of the exchange offer.

Interest on the Exchange Notes
and the Outstanding Notes.....   Each exchange note will bear interest at the
                                 applicable rate per annum set forth on the cover page of this prospectus from the most recent date to which interest has been paid on the outstanding notes or, if no interest has been paid on the outstanding notes, from March 26, 2002. The applicable interest will be payable semi-annually on each April 1 and October 1, beginning October 1, 2002. No interest will be paid on outstanding notes following their acceptance for exchange.

Conditions to the Exchange
Offer........................... The exchange offer is subject to customary conditions, which we may assert or waive. See "The Exchange Offer--Conditions to the Exchange Offer".

Procedures for Tendering
Outstanding Notes.............   If you wish to accept the exchange offer, you
                                 must complete, sign and date the accompanying letter of transmittal, or a facsimile of the letter of transmittal, according to the instructions contained in this prospectus and the letter of transmittal. You must then mail or otherwise deliver the letter of transmittal, or a facsimile of the letter of transmittal, together with the outstanding notes and any other required documents, to the exchange agent at the address set forth on the cover page of the letter of transmittal. If you hold outstanding notes through The
                                 Depository Trust Company and wish to
                                 participate in the exchange offer, you must comply with the Automated Tender Offer Program procedures of DTC, by which you will agree to be bound by the letter of transmittal. By signing, or agreeing to be bound by, the letter of transmittal, you will represent to us that, among other things:

                                 (1) you are not an affiliate of K. Hovnanian within the meaning of Rule 405 under the Securities Act;

                                 (2) you are not engaged in, and do not intend to engage in, a distribution of the exchange notes;

                                 (3) you do not have an arrangement or
                                 understanding with any person to participate in a distribution of the exchange notes; and

                                 (4) you are not acquiring the exchange notes in the ordinary course of your business.

                                 If you are an affiliate of K. Hovnanian, or are engaging in, or intend to engage in, or have any arrangement or understanding with any person to participate in a distribution of the exchange notes, or are not acquiring the exchange notes in the ordinary course of your business, you cannot rely on the applicable interpretations of the Securities and Exchange Commission and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the exchange notes.

Special Procedures for           If you are a beneficial owner of outstanding
Beneficial Owners.............   notes that are registered in the name of a
                                 broker, dealer, commercial bank, trust company or other nominee, and you wish to tender those outstanding notes in the exchange offer, you should contact the registered holder promptly and instruct the registered holder to tender those outstanding notes on your behalf. If you wish to tender on your own behalf, you must, prior to completing and executing the letter of transmittal and delivering your outstanding notes, either make appropriate arrangements to register ownership of the outstanding notes in your name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time and may not be able to be completed prior to the expiration date.

Guaranteed Delivery Procedures   If you wish to tender your outstanding notes
                                 and your outstanding notes are not immediately available or you cannot deliver your outstanding notes, the letter of transmittal and any other required documents or you cannot comply with the DTC procedures for book-entry transfer prior to the expiration date, you must tender your outstanding notes according to the guaranteed delivery procedures set forth in this prospectus under "The Exchange
                                 Offer--Guaranteed Delivery Procedures".

Effect on Holders of             In connection with the sale of the outstanding
Outstanding Notes.............   notes, we entered into registration rights
                                 agreements with the initial purchasers of the outstanding notes that grant the Holders of outstanding notes registration rights. By making this exchange offer, we will have fulfilled most of our obligations under each of the registration rights agreements.
                                 Accordingly, we will not be obligated to pay liquidated damages as described in each of the registration rights agreements. If you do not tender your outstanding notes in the exchange offer, you will continue to be entitled to all the rights and limitations applicable to the outstanding notes as set forth in the applicable indenture, except we will not have any further obligation to you to provide for the registration of the outstanding notes under the applicable registration rights agreement.
                                 To the extent that outstanding notes are tendered and accepted in the exchange offer, the trading market for outstanding securities could be adversely affected.

Consequences of Failure to       All untendered outstanding notes will continue
Exchange......................   to be subject to the restrictions on transfer
                                 set forth in the outstanding notes and in the indenture. In general, the outstanding notes may not be offered or sold, unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. Other than in connection with this exchange offer, we do not currently anticipate that we will register the outstanding notes under the Securities Act.

Use of Proceeds...............   We will not receive any cash proceeds from the
                                 issuance of exchange notes in the exchange offer.

Exchange Agent................   Wachovia Bank, N.A. (formerly known as First
                                 Union National Bank) whose address and
                                 telephone number is set forth in the section captioned "The Exchange Offer--Exchange Agent" of this prospectus, is the exchange agent for the exchange offer.

                   SUMMARY OF THE TERMS OF THE EXCHANGE NOTES

      The terms of the exchange notes are identical in all material respects to the terms of the outstanding notes, except that the registration rights, related liquidated damages provisions and the transfer restrictions applicable to the outstanding notes are not applicable to the exchange notes. The exchange notes will evidence the same debt as the outstanding notes. The exchange 8.000% Senior Notes due 2012 will be governed by the indenture under which the outstanding 8.000% Senior Notes due 2012 were issued. The exchange 8.875% Senior Subordinated Notes due 2012 will be governed by the indenture under which the outstanding 8.875% Senior Subordinated Notes due 2012 were issued. Except where the context requires otherwise, references in this prospectus to "notes" or "securities" are references to both outstanding notes and exchange notes.


                               THE EXCHANGE NOTES

8.000% SENIOR NOTES DUE 2012

Issuer........................   K. Hovnanian Enterprises, Inc.

Notes Offered.................   We are offering $100,000,000 aggregate
                                 principal amount of 8.000% Senior Notes due
                                 2012.

Maturity Date.................   April 1, 2012.

Interest Payment Dates........   Each April 1 and October 1, beginning October
                                    1, 2002.

Optional Redemption...........   We may redeem any or all of the notes at any
                                 time on or after April 1, 2007 at the
                                 redemption prices described in this
                                 prospectus, plus accrued and unpaid interest.
                                 See "Description of the Exchange Notes -
                                 8.000% Senior Notes due 2012" under the
                                 heading "--Redemption".

Change of Control.............   Upon a change of control as described in the
                                 section "Description of the Exchange Notes -
                                 8.000% Senior Notes due 2012", you will have the right to require us to purchase some or all of your notes at 101% of the principal amount, plus accrued and unpaid interest to the date of purchase. We can give no assurance that, upon such an event, we will have sufficient funds to purchase any of your notes.

Guarantees ...................   The guarantors are Hovnanian Enterprises,
                                 Inc., the parent corporation of the Issuer, and most of the parent's existing and future restricted subsidiaries. If the Issuer cannot make payments on the notes when they are due, the guarantors must make them instead.

Ranking ......................   These notes are our general obligations and
                                 will not be secured by any collateral. Your right to payment under these notes will be:

                                 o  junior to the rights of our secured
                                    creditors to the extent of their security in our assets;

                                 o equal with the rights of creditors under our other unsecured senior debt, including our Revolving Credit Facility and Term Loan Facility; and

                                 o senior to the rights of creditors under debt that is expressly subordinated to these notes.

                                 The guarantee of the notes of each of the guarantors will also not be secured by any collateral. Your right to payment under any guarantee will be:

                                 o junior to the rights of secured creditors to the extent of their security in the guarantors' assets;

                                 o equal with the rights of creditors under the guarantors' other unsecured senior debt; and

                                 o senior to the rights of creditors under the guarantors' debt that is expressly subordinated to the guarantee.

8.875% Senior Subordinated Notes due 2012

Issuer........................   K. Hovnanian Enterprises, Inc.

Notes Offered ................   We are offering $150,000,000 aggregate
                                 principal amount of 8.875% Senior Subordinated
                                 Notes due 2012.

Maturity Date.................   April 1, 2012.

Interest Payment Dates........   Each April 1 and October 1, beginning October
                                 1, 2002.

Optional Redemption...........   We may redeem any or all of the notes at any
                                 time on or after April 1, 2007 at the
                                 redemption prices described in this
                                 prospectus, plus accrued and unpaid interest.
                                 See "Description of the Exchange Notes -
                                 8.875% Senior Subordinated Notes due 2012" under the heading "Redemption".

Change of Control.............   Upon a change of control as described in the
                                 section "Description of the Exchange Notes -
                                 8.875% Senior Subordinated Notes due 2012", you will have the right to require us to purchase some or all of your notes at 101% of the principal amount, plus accrued and unpaid interest to the date of purchase. We can give no assurance that, upon such an event, we will have sufficient funds to purchase any of your notes.

Guarantees....................   The guarantors are Hovnanian Enterprises,
                                 Inc., the parent corporation of the Issuer, and most of the parent's existing and future restricted subsidiaries. If the Issuer can not make payments on the notes when they are due, the guarantors must make the payments instead.

Ranking.......................   These notes are our general obligations and
                                 will not be secured by any collateral. Your right to payment under these notes will be:

                                 o  junior to the rights of our secured
                                    creditors to the extent of their security in our assets;

                                 o  junior in right of payment to all our
                                    existing and future senior debt, including the 8.000% Senior Notes due 2012;

                                 o equal with the rights of creditors under our other unsecured senior subordinated debt; and

                                 o senior to the rights of creditors under the debt expressly subordinated to these notes.

                                 The guarantee of the notes of each of the guarantors will also not be secured by any collateral. Your right to payment under any guarantee will be:

                                 o junior to the rights of secured creditors to the extent of their security in the guarantors' assets;

                                 o junior to the rights of creditors under the guarantors' unsecured senior debt;

                                 o equal with the rights of creditors under the guarantors' other unsecured senior subordinated debt; and

                                 o senior to the rights of creditors under the guarantors' debt that is expressly subordinated to the guarantee.

                                 See the section "Description of the Exchange
                                 Notes - 8.875% Senior Subordinated Notes due
                                 2012" under the headings "--Ranking" and "--Subordination."

THE NOTES GENERALLY

Certain Covenants.............   The indentures governing the notes will, among
                                 other things, restrict our ability and the ability of the guarantors to:

                                 o     borrow money;

                                 o     pay dividends on our common stock;

                                 o     repurchase our common stock;

                                 o     make investments in subsidiaries that
                                       are not restricted;

                                 o     sell certain assets;

                                 o     incur certain liens;

                                 o     merge with or into other companies; and

                                 o enter into certain transactions with our affiliates.

                                 For more details, see the section "Description of the Exchange Notes - 8.000% Senior Notes due 2012" and "Description of the Exchange Notes - 8.875% Senior Subordinated Notes due 2012", each under the heading "--Certain Covenants".

Use of Proceeds...............   K. Hovnanian will not receive any proCeeds
                                 from the exchange offer. For a description of the use of proceeds from the private offering of outstanding securities, see "Use of Proceeds".

                                   THE COMPANY

      Hovnanian was originally incorporated in New Jersey in 1967 as successor to a business founded in 1959 by Kevork S. Hovnanian and became a Delaware corporation in August 1983. K. Hovnanian was incorporated under the laws of the State of New Jersey on November 1, 1982, as an indirect wholly-owned consolidated subsidiary of Hovnanian. K. Hovnanian functions as a management company for the operating subsidiaries of Hovnanian and borrows funds which it lends to such subsidiaries. K. Hovnanian has essentially no independent operations and generates no operating revenues. Both Hovnanian's executive offices and K. Hovnanian's principal executive offices are located at 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, and their telephone number is
(732) 747-7800.

      We design, construct and market high quality single-family detached homes and attached condominium apartments and townhouses in planned residential developments in the Northeast, primarily in New Jersey, southern New York state and eastern Pennsylvania, North Carolina, Metro D.C., which includes northern Virginia and Maryland, California, Texas, Tennessee, Alabama and Mississippi and provide mortgage banking and title insurance activities to our homebuilding customers. We market our homes to first-time buyers, first-time and second-time move-up buyers, luxury buyers, active adult buyers and empty nesters. We offer a variety of homestyles in the United States at prices ranging from $43,000 to $950,000 with an average sales price in fiscal 2001 of $255,000. We are currently offering homes for sale in 172 communities. Since the incorporation of our predecessor company in 1959, we have delivered in excess of 106,000 homes, including 6,791 homes in fiscal 2001.

      Over the past few years, our strategies have included several initiatives to fundamentally transform our traditional practices used to design, build and sell homes and focus on "building better." We believe that the adoption and implementation of processes and systems successfully used in other manufacturing industries, such as rapid cycle times, vendor consolidation, vendor partnering and just-in-time material procurement, will dramatically improve our business and give us a clear advantage over our competitors. Our concentration in selected markets is a key factor that enables us to achieve powers and economies of scale and differentiate ourselves from most of our competitors. These performance enhancing strategies are designed to achieve operational excellence through the implementation of standardized and streamlined "best practice processes."

                                 USE OF PROCEEDS

      The exchange offer is intended to satisfy our obligations under the registration rights agreements that we entered into in connection with the private offering of the outstanding notes. We will not receive any cash proceeds from the issuance of the exchange notes in the exchange offer. As consideration for issuing the exchange notes as contemplated in this prospectus, we will receive in exchange a like principal amount of outstanding notes, the terms of which are identical in all material respects to the exchange notes. The outstanding notes that are surrendered in exchange for the exchange notes will be retired and cancelled and cannot be reissued. As a result, the issuance of the exchange notes will not result in any increase or decrease in our capitalization.

      We used the net proceeds from the private offering of the outstanding notes to refund all of our outstanding debt under our 9 3/4% Subordinated Notes due 2005, repay a portion of our Term Loan Facility and repay the currently outstanding indebtedness under our Revolving Credit Facility, and the remainder for general corporate purposes.

                                  RISK FACTORS

      In addition to the other matters described in this prospectus, you should carefully consider the following risk factors.

IF YOU DO NOT PARTICIPATE IN THE EXCHANGE OFFER, YOU WILL CONTINUE TO BE SUBJECT TO TRANSFER RESTRICTIONS.

      If you do not exchange your outstanding notes in the exchange offer, you will continue to be subject to restrictions on transfer of your outstanding notes. We did not register the outstanding notes under the federal or any state securities laws and we do not intend to register them following the exchange offer. As a result, you generally may not offer or sell the outstanding notes except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. In addition, to the extent outstanding notes are tendered and accepted in the exchange offer, the trading market, if any, for the outstanding notes would be adversely affected. As a result, after the exchange offer, you may have difficulty selling your outstanding notes.

YOU MUST FOLLOW THE EXCHANGE OFFER PROCEDURES CAREFULLY IN ORDER TO RECEIVE THE EXCHANGE NOTES.

      If you do not follow the procedures described herein, you will not receive exchange notes. The exchange notes will be issued to you in exchange for your outstanding notes only after timely receipt by the exchange agent of:

      o     your outstanding notes and either:

            o a properly completed and executed letter of transmittal and all other required documents; or

            o a book-entry delivery by electronic transmittal of an agent's message through DTC.

      If you want to tender your outstanding notes in exchange for exchange notes, you should allow sufficient time to ensure timely delivery. No one is under any obligation to give you notification of defects or irregularities with respect to tenders of outstanding notes for exchange. For additional information, please refer to the sections captioned "The Exchange Offer" and "Plan of Distribution" in this prospectus.

LEVERAGE PLACES BURDENS ON OUR ABILITY TO COMPLY WITH THE TERMS OF OUR INDEBTEDNESS, MAY RESTRICT OUR ABILITY TO OPERATE AND MAY PREVENT US FROM FULFILLING OUR OBLIGATIONS UNDER THESE NOTES.

      We have a significant amount of debt. As of January 31, 2002, our consolidated debt was $676.3 million. The private offerings did not reduce, and in the short-term increased, our debt. The amount of our debt could have important consequences to you. For example, it could:

      o limit our ability to obtain future financing for working capital, capital expenditures, acquisitions, debt service requirements or other requirements;

      o require us to dedicate a substantial portion of our cash flow from operations to the payment on our debt and reduce our ability to use our cash flow for other purposes;

      o limit our flexibility in planning for, or reacting to, changes in our business;

      o place us at a competitive disadvantage because we have more debt than some of our competitors; and

      o make us more vulnerable in the event of a downturn in our business or in general economic conditions.

      Our ability to meet our debt service and other obligations will depend upon our future performance. We are engaged in businesses that are substantially affected by changes in economic cycles. Our revenues and earnings vary with the level of general economic activity in the markets we serve. Our businesses are also affected by financial, political, business and other factors, many of which are beyond our control. The factors that affect our ability to generate cash can also affect our ability to raise additional funds for these purposes through the sale of equity securities, the refinancing of debt, or the sale of assets. Changes in prevailing interest rates may affect our ability to meet our debt service obligations, because borrowings under our revolving credit facilities bear interest at floating rates. A higher interest rate on our debt service obligations could result in lower earnings.

      Our business may not generate sufficient cash flow from operations and borrowings may not be available to us under our revolving credit facilities in an amount sufficient to enable us to pay our indebtedness, including these notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our debt, including these notes, on or before maturity, which we may not be able to do on favorable terms or at all.

      The indentures governing these notes and our other outstanding debt, our Term Loan and our revolving credit facilities impose restrictions on our operations and activities. The most significant restrictions relate to debt incurrence, sales of assets and cash distributions by us and require us to comply with certain financial covenants listed in those debt, Term Loan and revolving credit facilities. If we fail to comply with any of these restrictions or covenants, the trustees or the banks, as appropriate, could cause our debt to become due and payable prior to maturity.

THE HOMEBUILDING INDUSTRY IS SIGNIFICANTLY AFFECTED BY CHANGES IN GENERAL AND LOCAL ECONOMIC CONDITIONS, REAL ESTATE MARKETS AND WEATHER CONDITIONS, WHICH COULD AFFECT OUR ABILITY TO BUILD HOMES AT PRICES OUR CUSTOMERS ARE WILLING OR ABLE TO PAY, COULD REDUCE PROFITS THAT MAY NOT BE RECAPTURED AND COULD RESULT IN CANCELLATION OF SALES CONTRACTS.

      The homebuilding industry is cyclical, has from time to time experienced significant difficulties and is significantly affected by changes in general and local economic conditions, such as:

      o     employment levels and job growth;

      o     availability of financing for home buyers;

      o     interest rates;

      o     consumer confidence; and

      o     housing demand.

      An oversupply of alternatives to new homes, such as rental properties and used homes, could depress prices and reduce margins for the sale of new homes.

      Weather conditions and natural disasters such as hurricanes, tornadoes, earthquakes, floods and fires, can harm the local homebuilding business.

      The difficulties described above could cause us to take longer and incur more costs to build our homes. We may not be able to recapture increased costs by raising prices in many cases because we fix our prices up to twelve months in advance of delivery by signing home sales contracts. In addition, some home buyers may cancel or not honor their home sales contracts altogether.

OUR SUCCESS DEPENDS ON THE AVAILABILITY OF SUITABLE UNDEVELOPED LAND AND IMPROVED LOTS AT ACCEPTABLE PRICES.

      Our success in developing land and in building and selling homes depends in part upon the continued availability of suitable undeveloped land and improved lots at acceptable prices. The availability of undeveloped land and improved lots for purchase at favorable prices depends on a number of factors outside of our control, including the risk of competitive over-bidding on land on lots and restrictive governmental regulation. Should suitable land opportunities become less available, the number of homes we may be able to build and sell would be reduced, which would reduce revenue and profits.

CHANGES IN ECONOMIC AND MARKET CONDITIONS COULD RESULT IN THE SALE OF HOMES AT A LOSS OR HOLDING LAND IN INVENTORY LONGER THAN PLANNED, THE COST OF WHICH CAN BE SIGNIFICANT.

      Land inventory risk can be substantial for homebuilders. We must continuously seek and make acquisitions of land for expansion into new markets and for replacement and expansion of land inventory within our current markets. The market value of undeveloped land, buildable lots and housing inventories can fluctuate significantly as a result of changing economic and market conditions. In the event of significant changes in economic or market conditions, we may have to sell homes at a loss or hold land in inventory longer than planned. Inventory carrying costs can be significant and can result in losses in a poorly performing project or market.

HOME PRICES AND SALES ACTIVITY IN THE NORTHEAST AND MID-ATLANTIC MARKETS HAVE A LARGE IMPACT ON OUR PROFITABILITY BECAUSE WE CONDUCT A SIGNIFICANT PORTION OF OUR BUSINESS IN THESE MARKETS.

      We presently conduct a significant portion of our business in the Northeast and mid-Atlantic markets. Home prices and sales activity in the Northeast and mid-Atlantic, including in some of the markets in which we operate, have declined from time to time, particularly as a result of slow economic growth. If home prices and sales activity decline in one or more of the markets in which we operate, our costs may not decline at all or at the same rate and profits may be reduced.

BECAUSE ALMOST ALL OF OUR CUSTOMERS REQUIRE MORTGAGE FINANCING, INCREASES IN INTEREST RATES COULD IMPAIR THE AFFORDABILITY OF OUR HOMES, LOWER DEMAND FOR OUR PRODUCTS, LIMIT OUR MARKETING EFFECTIVENESS, AND LIMIT OUR ABILITY TO FULLY REALIZE OUR BACKLOG.

      Virtually all our customers finance their acquisitions through lenders providing mortgage financing. Increases in interest rates or decreases in availability of mortgage financing could lower demand for new homes because of the increased monthly mortgage costs to potential home buyers. Even if potential customers do not need financing, changes in interest rates and mortgage availability could make it harder for them to sell their existing homes to potential buyers who need financing. This could prevent or limit our ability to attract new customers as well as our ability to fully realize our backlog because our sales contracts generally include a financing contingency. Financing contingencies permit the customer to cancel his obligation in the event mortgage financing at prevailing interest rates, including financing arranged or provided by us, is unobtainable within the period specified in the contract. This contingency period is typically four to eight weeks following the date of execution.

      In addition, we believe that the availability of FNMA, FHLMC, FHA and VA mortgage financing is an important factor in marketing many of our homes. Any limitations or restrictions on the availability of those types of financing could reduce our sales.

HOMEBUILDERS ARE SUBJECT TO A NUMBER OF FEDERAL, LOCAL, STATE AND FOREIGN LAWS AND REGULATIONS CONCERNING THE DEVELOPMENT OF LAND, THE HOMEBUILDING PROCESS AND PROTECTION OF THE ENVIRONMENT, WHICH CAN CAUSE US TO INCUR DELAYS, COSTS ASSOCIATED WITH COMPLIANCE AND PROHIBIT OR RESTRICT ACTIVITY IN SOME REGIONS OR AREAS.

      We are subject to extensive and complex regulations that affect the development and homebuilding process, including zoning, density and building standards. These regulations often provide broad discretion to the administering governmental authorities. This can delay or increase the cost of development or homebuilding.

      We also are subject to a variety of local, state, federal and foreign laws and regulations concerning protection of health and the environment. The particular environmental laws which apply to any given community vary greatly according to the community site, the site's environmental conditions and the present and former uses of the site. These environmental laws may result in delays, may cause us to incur substantial compliance, remediation, and/or other costs, and can prohibit or severely restrict development and homebuilding activity in certain environmentally sensitive regions or areas.

      It can be anticipated that increasingly stringent requirements will be imposed on developers and homebuilders in the future. Although we cannot predict the effect of these requirements, they could result in time-consuming and expensive compliance programs and in substantial expenditures, which could cause delays and increase our cost of operations. In addition, the continued effectiveness of permits already granted or approvals already obtained is dependent upon many factors, some of which are beyond our control, such as changes in policies, rules and regulations and their interpretation and application.

WE COMPETE ON SEVERAL LEVELS WITH HOMEBUILDERS THAT MAY HAVE GREATER SALES AND FINANCIAL RESOURCES, WHICH COULD HURT FUTURE EARNINGS.

      We compete not only for home buyers, but also for desirable properties, financing, raw materials and skilled labor often within larger subdivisions designed, planned and developed by other homebuilders. Our competitors include other local regional and national homebuilders, some of which have greater sales and financial resources.

      The competitive conditions in the homebuilding industry could result in:

      o     difficulty in acquiring suitable land at acceptable prices;

      o     increased selling incentives;

      o     lower sales; or

      o     delays in construction.

      Any of these problems could increase costs and/or lower profit margins.

WE MAY HAVE DIFFICULTY IN OBTAINING THE ADDITIONAL FINANCING REQUIRED TO OPERATE AND DEVELOP OUR BUSINESS.

      Our operations require significant amounts of cash, and we will be required to seek additional capital, whether from sales of equity or borrowing more money, for the future growth and development of our business. The terms or availability of additional capital is uncertain. Moreover, the indentures for our outstanding debt, including these notes, contain provisions that may restrict the debt we may incur in the future. If we are not successful in obtaining sufficient capital, it could reduce our sales and may hinder our future growth and results of operations.

OUR FUTURE GROWTH MAY INCLUDE ADDITIONAL ACQUISITIONS THAT MAY NOT BE SUCCESSFULLY INTEGRATED AND MAY NOT ACHIEVE EXPECTED BENEFITS.

      Although we have not recently announced any acquisitions or mergers, other than the Forecast acquisition, which closed on January 10, 2002, in the future we may acquire other businesses. As a result of these acquisitions, we may need to integrate product lines, dispersed operations and distinct corporate cultures. These integration efforts may not succeed or may distract our management from operating our existing business. Additionally, we may not be able to enhance our earnings as a result of acquisitions. Our failure to successfully manage future acquisitions could harm our operating results.

EXERCISE OF CHANGE OF CONTROL RIGHTS--WE MAY NOT HAVE THE ABILITY TO RAISE FUNDS NECESSARY TO FINANCE ANY CHANGE OF CONTROL OFFER REQUIRED BY THE INDENTURES.

      If a change of control occurs as described in the sections "Description of the Exchange Notes - 8.000% Senior Notes due 2012" and "Description of the Exchange Notes - 8.875% Senior Subordinated Notes 2012", each under the heading "Certain Covenants", we would be required to offer to purchase your Senior Notes or Senior Subordinated Notes at 101% of their principal amount together with all accrued and unpaid interest and liquidated damages, if any. If a purchase offer obligation arises under the indenture governing your series of notes, a change of control will have also occurred under one or more of the other indentures governing our debt. If a purchase offer were required under the indentures for our debt, we may not have sufficient funds to pay the purchase price for all debt that we are required to repurchase or repay. After giving effect to these offerings, we would not have sufficient funds available to purchase all of such outstanding debt.

AN ACTIVE TRADING MARKET MAY NOT DEVELOP FOR THE EXCHANGE NOTES.

      The exchange notes are a new issue of securities. There is no active public trading market for the exchange notes. We do not intend to apply for listing of the exchange notes on a security exchange. The liquidity of the trading market in the exchange notes, and the market prices quoted for the exchange notes, may be adversely affected by changes in the overall market for these types of securities and by changes in our financial performance or prospects or in the prospects for companies in our industry generally. As a consequence, an active trading market may not develop for your exchange notes, you may not be able to sell your exchange notes, or, even if you can sell your exchange notes, you may not be able to sell them at an acceptable price.

FEDERAL AND STATE LAWS ALLOW COURTS, UNDER SPECIFIC CIRCUMSTANCES, TO VOID GUARANTEES AND TO REQUIRE YOU TO RETURN PAYMENTS RECEIVED FROM GUARANTORS.

      Although you will be direct creditors of the guarantors by virtue of the guarantees, existing or future creditors of any guarantor could avoid or subordinate such guarantor's guarantee under the fraudulent conveyance laws if they were successful in establishing that:

      o     the guarantee was incurred with fraudulent intent; or

      o the guarantor did not receive fair consideration or reasonably equivalent value for issuing its guarantee and

            1)    was insolvent at the time of the guarantee;

            2)    was rendered insolvent by reason of the guarantee;

            3) was engaged in a business or transaction for which its assets constituted unreasonably small capital to carry on its business; or

            4) intended to incur, or believed that it would incur, debt beyond its ability to pay such debt as it matured.

      The measures of insolvency for purposes of determining whether a fraudulent conveyance occurred vary depending upon the laws of the relevant jurisdiction and upon the valuation assumptions and methodology applied by the court. Generally, however, a company would be considered insolvent for purposes of the foregoing if:

      o the sum of the company's debts, including contingent, unliquidated and unmatured liabilities, is greater than all of such company's property at a fair valuation; or

      o if the present fair saleable value of the company's assets is less than the amount that will be required to pay the probable liability on its existing debts as they become absolute and matured.

                       RATIO OF EARNINGS TO FIXED CHARGES

      For purposes of computing the ratio of earnings to fixed charges, earnings consist of earnings (loss) from continuing operations before income taxes, minority interest, extraordinary items and cumulative effect of accounting changes, plus fixed charges less interest capitalized. Fixed charges consist of all interests incurred plus the amortization of debt issuance costs and bond discount.

      The following table sets forth the ratio of earnings to fixed charges for Hovnanian for each of the periods indicated.


                                       THREE MONTHS
                                      ENDED JANUARY 31,          YEAR ENDED OCTOBER 31,
                                              2002          --------------------------------
                                      -----------------     2001    2000   1999   1998  1997
Ratio of earnings to fixed charges....        3.5           3.1     2.2    3.0    2.5    (a)

(a) No ratio is presented for the year ended October 31, 1997 as the earnings for such period were insufficient to cover fixed charges by $9,197,000.

            SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

      The following selected historical consolidated financial information for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 have been derived from the audited consolidated financial statements of Hovnanian Enterprises, Inc. The financial data for the three month periods ended January 31, 2002 and 2001 have been derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which Hovnanian Enterprises, Inc. considers necessary for a fair presentation of the financial position and the results of operations for these periods. Operating results for the three months ended January 31, 2002 are not necessarily indicative of the results that may be expected for the entire year ending October 31, 2002. The data should be read in conjunction with the consolidated financial statements, related notes, and other financial information incorporated by reference herein.

                                            THREE MONTHS                               YEAR ENDED OCTOBER 31,
                                           ENDED JANUARY 31,      ----------------------------------------------------------------
                                           2002         2001         2001         2000           1999          1998         1997
                                        ----------   ----------   ----------   -----------   -----------   -----------   ---------
                                             (unaudited)
                                                                ($ in thousands, except average selling prices)
Income Statement Data
                                        ------------------------------------------------------------------------------------------
   Total revenues                       $  454,252   $  293,188   $  1,741,9   $   1,135,5   $   948,287   $   941,947   $ 784,136
                                        ==========================================================================================

   Home and land sale revenues (1)      $  443,519   $  286,571   $  1,705,0   $   1,112,0   $   920,324   $   904,280   $ 754,662
   Cost of Sales                           351,673      225,735    1,355,354       880,463       729,719       748,941     634,317
   Inventory impairment loss (2)               905          174        4,368         1,791         2,091         3,994      14,019
                                        ------------------------------------------------------------------------------------------
   Homebuilding gross margin                90,941       60,662      345,351       229,761       188,514       151,345     106,326
   Selling, general and
   administrative expenses                  37,649       28,225      140,126       104,771        81,396        67,519      62,475
   Corporate general and
   administrative expenses                  10,876        9,878       44,278        33,309        28,652        21,048      15,088
   Home and land interest expense           13,702        9,505       51,446        34,956        29,175        32,151      30,467
   Income (loss) from financial
   services                                  3,628        1,758        9,985          (426)        1,059         2,099         (69)
   Income (loss) from investment
   properties                                 --           --           --            --          (1,373)        4,406     (11,906)
   Other (loss) income (net of other
   operations)                              (2,545)      (3,252)     (13,132)       (4,481)        1,640         4,160       1,555
                                        ------------------------------------------------------------------------------------------
Income (loss) before income taxes and
extraordinary loss                          29,797       11,560      106,354        51,818        50,617        41,292     (12,124)
State and federal income taxes
(benefit)                                   11,636        4,637       42,668        18,655        19,674        15,141      (5,154)
                                        ------------------------------------------------------------------------------------------
Income (loss) before extraordinary
loss                                        18,161        6,923       63,686        33,163        30,943        26,151      (6,970)
Extraordinary loss from
extinguishment of debt net of taxes           --           --           --            --            (868)         (748)       --
                                        ------------------------------------------------------------------------------------------
Net Income (loss)                       $   18,161   $    6,923   $   63,686   $    33,163   $    30,075   $    25,403   $  (6,970)
                                        ==========================================================================================

Selected Operating Data
   New homes delivered:
   Northeast Region                            421          427        1,860         1,939         2,063         2,530       2,128
   Metro D.C                                   263          162        1,294           263           198           152          70
   Texas                                       237          177        1,003           914            66            --          --
   North Carolina                              298          180        1,449           653           756           687         695
   California                                  440          106          760           480           514           457         365


                                                                 15


                                            THREE MONTHS                               YEAR ENDED OCTOBER 31,
                                           ENDED JANUARY 31,      ----------------------------------------------------------------
                                           2002         2001         2001         2000           1999          1998         1997
                                        ----------   ----------   ----------   -----------   -----------   -----------   ---------
                                             (unaudited)
                                                                ($ in thousands, except average selling prices)
   Mid South                                    85           22          290          --            --            --          --
   Florida                                       1           17           44            74           159           241         418
   Other                                         5           31           91            44            12            71          41
                                        ------------------------------------------------------------------------------------------
      Total                                  1,750        1,122        6,791         4,367         3,768         4,138       3,717
                                        ==========================================================================================

Net sales contracts:
   New homes delivered:
   Northeast Region                            393          479        1,871         1,963         1,885         2,375       2,438
   Metro D.C                                   263          130        1,253           329           232           170          73
   Texas                                       193          175          984           935            25          --          --
   North Carolina                              286          233        1,466           661           728           690         694
   California                                  301          182          781           502           524           439         456
   Mid South                                    71           29          313          --            --            --          --
   Florida                                       1         --           --              82           123           164         351
   Other                                         2           22           54            70            18            39          61
                                        ------------------------------------------------------------------------------------------
      Total                                  1,510        1,250        6,722         4,542         3,535         3,877       4,073
                                        ==========================================================================================

Backlog at period end:
   Number of homes                           3,328        3,230        3,033         2,096         1,921         1,681       1,872
   Dollar value using base prices       $  853,036   $  795,229   $  773,074   $   538,546   $   460,660   $   381,816   $ 374,314
Average selling price for delivered
homes                                   $  253,199   $  252,589   $  249,406   $   253,141   $   241,123   $   216,444   $ 196,881

Other data:
   Gross Margin percentage (3)                20.7%        21.4%        20.6%         20.7%         21.0%         17.3%       15.6%
   EBITDA (4)                           $   46,698   $   24,103   $  175,072   $    98,172   $    91,277   $    90,268   $  59,312
   Ratio of EBITDA to interest
   incurred (5)                               4.1x         2.1x          3.7x          2.5x          3.7x          3.1x        1.7x
   Ratio of total debt to EBITDA               N/A          N/A          2.3x          4.3x          3.6x          2.5x        5.5x

Balance sheet data:
   Housing inventories                  $  939,830   $  765,112   $  740,114   $   614,983   $   527,121   $   375,733   $ 410,393
   Total assets                          1,330,316    1,040,565    1,064,258       873,541       712,861       589,102     637,082
   Total debt (6)                          612,464      536,224      410,034       418,150       330,194       229,065     328,696
   Stockholders equity                     439,741      318,991      375,646       263,359       236,426       201,392     178,762

(1) Land sales for the periods presented were $421,000 for the three months ended January 31, 2002, $3,166,000 for the three months ended January 31, 2001, $11,356,000, $6,549,000, $12,077,000, $8,636,000 and $22,855,000 for the years ended October 31, 2001, 2000, 1999, 1998 and 1997.

(2) In accordance with the provisions of Financial Accounting Standards No. 144 ("FAS 144"), we record impairment losses on inventories related to communities under development or inventories and long-lived assets held for sale. Under FAS 144, communities under development are impaired if the undiscounted cash flows estimated to be generated from sales is less than the community's carrying amounts. Inventories and long-lived assets held for sale are impaired if the carrying amount exceeds its fair value less selling costs. Along with write-offs of options not exercised (including related approval engineering and capitalized interest costs), such impairment losses for housing operations are reported as "Inventory impairment loss."

(3) Before inventory impairment loss and land sales.

(4) EBITDA means earnings (loss) before (a) income taxes, (b) interest expense,
(c) amortization of capitalized interest, (d) depreciation and amortization, (e) a nonrecurring noncash charge relating to real estate inventory of $905,000 for the three months ended January 31, 2002, $174,000 for the three months ended January 31, 2001, $4,368,000, $1,791,000, $2,091,000, $5,032,000 and $28,465,000
for the years ended October 31, 2001, 2000, 1999, 1998 and 1997, respectively, and (f) extraordinary loss from early extinguishment of debt. EBITDA is a widely accepted financial indicator of a company's availability to service debt. However, EBITDA should not be considered as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indication of our operating performance or as a measure of liquidity. In addition, our method of computation may not be comparable to other similarly titled measures of other companies.

(5) Interest incurred consists of all cash interest and accrued interest costs, whether expensed or capitalized, excluding interest under our mortgage warehouse line and bonds collateralized by mortgages receivable.

(6) Total debt excludes debt under our mortgage warehouse line and bonds collateralized by mortgages receivable.

                               THE EXCHANGE OFFER

INTRODUCTION

      K. Hovnanian hereby offers to exchange a like principal amount of exchange notes for any or all outstanding notes in each case on the terms and subject to the conditions set forth in this prospectus and accompanying letter of transmittal. We refer to this offer as the "exchange offer." You may tender some or all of your outstanding notes pursuant to the exchange offer.

      As of the date of this prospectus, $100,000,000 aggregate principal amount of the 8.000% Senior Notes due 2012 and $150,000,000 aggregate principal amount of the 8.875% Senior Subordinated Notes due 2012 are outstanding. This prospectus, together with the letter of transmittal, is first being sent to Holders of outstanding notes on or about , 2002.

PURPOSE AND EFFECT OF THE EXCHANGE OFFER

      We have entered into registration rights agreements with the initial purchasers of the outstanding notes in which we agreed, under certain circumstances, to file a registration statement relating to an offer to exchange the outstanding notes for exchange notes. We also agreed to use our best efforts to cause such offer to be consummated on the earliest practicable date after the exchange offer registration statement has become effective but in no event no later than 40 days thereafter. The exchange notes will have terms identical in all material respects to the outstanding notes except that the exchange notes will not contain terms with respect to transfer restrictions, registration rights and liquidated damages for failure to observe certain obligations in the applicable registration rights agreement. The outstanding notes were issued on March 26, 2002.

      Under the circumstances set forth below, we will use our reasonable best efforts to cause the Securities and Exchange Commission to declare effective a shelf registration statement with respect to the resale of the outstanding notes and keep the statement effective for up to two years after the effective date of the shelf registration statement. These circumstances include:

      o if applicable law does not permit the exchange offer after we have sought a no-action letter or other favorable decision from the Securities and Exchange Commission and we have taken all such other actions as may be requested by the Securities and Exchange Commission or otherwise required in connection with such decision; and

      o if any holder of the outstanding notes notifies us within 20 business days following the consummation deadline of the exchange offer that:

            o the holder was prohibited by law or Securities and Exchange Commission policy from participating in the exchange offer;

            o the holder may not resell the exchange notes acquired by it in the exchange offer to the public without delivering a prospectus and this prospectus is not appropriate or available for any resale by that holder; or

            o the holder is a broker-dealer and holds outstanding notes acquired directly from us or our affiliates.

      If we fail to comply with certain obligations under each of the registration rights agreements, we will be required to pay liquidated damages to Holders of the outstanding notes. Please read the sections "Description of the Exchange Notes - 8.000% Senior Notes due 2012" and "Description of the Exchange Notes - 8.875% Senior Subordinated Notes due 2012", each under the heading "--Registered Exchange Offer; Registration Rights; Liquidated Damages" for more details regarding each registration rights agreement.

      Each holder of outstanding notes that wishes to exchange their outstanding notes for exchange notes in the exchange offer will be required to make the following written representations:

      o such holder is not an affiliate of K. Hovnanian within the meaning of Rule 405 of the Securities Act;

      o such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the exchange notes; and

      o such holder is acquiring the exchange notes in the ordinary course of its business.

      Each broker-dealer that receives exchange notes for its own account in exchange for outstanding notes, where the broker-dealer acquired the outstanding notes as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. Please see "Plan of Distribution".

RESALE OF EXCHANGE NOTES

      Based on interpretations by the Securities and Exchange Commission set forth in no-action letters issued to third parties, we believe that you may resell or otherwise transfer exchange notes issued in the exchange offer without complying with the registration and prospectus delivery provisions of the Securities Act, if:

      o you are not an affiliate of K. Hovnanian within the meaning of Rule 405 under the Securities Act;

      o you are not engaged in, and do not intend to engage in, a distribution of the exchange notes;

      o you do not have an arrangement or understanding with any person to participate in a distribution of the exchange notes; and

      o you are acquiring the exchange notes in your ordinary course of business.

      If you are an affiliate of K. Hovnanian, or are engaging in, or intend to engage in, or have any arrangement or understanding with any person to participate in a distribution of the exchange notes, or are not acquiring the exchange notes in the ordinary course of your business:

      o you cannot rely on the position of the Securities and Exchange Commission set forth in BROWN & WOOD LLP (available February 7,
            1997), MORGAN STANLEY & CO. INCORPORATED (available June 5, 1991), EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Securities and Exchange Commission's letter to SHEARMAN & STERLING dated July 2, 1993, or similar no-action letters; and

      o in the absence of an exception from the position stated immediately above, you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the exchange notes.

      This prospectus may be used for an offer to resell, resale or other transfer of exchange notes only as specifically set forth in this prospectus. With regard to broker-dealers, only broker-dealers that acquired the outstanding notes as a result of market-making activities or other trading activities may participate in the exchange offer. Each broker-dealer that receives exchange notes for its own account in exchange for outstanding notes, where such outstanding notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of the exchange notes. Please read "Plan of Distribution" for more details regarding the transfer of exchange notes.

TERMS OF THE EXCHANGE OFFER

      On the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept for exchange in the exchange offer outstanding notes that are validly tendered and not validly withdrawn prior to the expiration date. Outstanding notes may only be tendered in multiples of $1,000. We will issue $1,000 principal amount of exchange notes in exchange for each $1,000 principal amount of outstanding notes surrendered in the exchange offer.

      The form and terms of the exchange notes will be substantially identical to the form and terms of the outstanding notes except the exchange notes will be registered under the Securities Act, will not bear legends restricting their transfer and will not provide for any liquidated damages upon our failure to fulfill our obligations under the registration rights agreements to file, and cause to be effective, a registration statement. The exchange notes will evidence the same debt as the outstanding notes. The exchange 8.000% Senior Notes due 2012 will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the outstanding 8.000% Senior Notes due 2012. The exchange 8.875% Senior Subordinated Notes due 2012 will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the outstanding 8.875% Senior Subordinated Notes due 2012. Consequently, both series of Senior Notes will be treated as a single class of debt securities and both series of Senior Subordinated Notes will be treated as a single class of debt securities each under the applicable indenture. For a description of each indenture, see "Description of the Exchange Notes - 8.000% Senior Notes due 2012" and "Description of Exchange Notes - 8.875% Senior Subordinated Notes due 2012".

      The exchange offer is not conditioned upon any minimum aggregate principal amount of outstanding notes being tendered for exchange.

      As of the date of this prospectus, $100,000,000 aggregate principal amount of the outstanding 8.000% Senior Notes due 2012 and $150,000,000 aggregate principal amount of the outstanding 8.875% Senior Subordinated Notes due 2012 are outstanding. This prospectus and the letter of transmittal are being sent to all registered holders of outstanding notes. There will be no fixed record date for determining registered holders of outstanding notes entitled to participate in the exchange offer.

      We intend to conduct the exchange offer in accordance with the provisions of both registration rights agreements, the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC. Outstanding notes that are not tendered for exchange in the exchange offer will remain outstanding and continue to accrue interest and will be entitled to the rights and benefits such holders have under the indentures relating to such holders' series of outstanding notes and the applicable registration rights agreement except we will not have any further obligation to you to provide for the registration of the outstanding notes under the applicable registration rights agreement.

      We will be deemed to have accepted for exchange properly tendered outstanding notes when we have given oral or written notice of the acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders for the purposes of receiving the exchange notes from us and delivering exchange notes to holders. Subject to the terms of the applicable registration rights agreement, we expressly reserve the right to amend or terminate the exchange offer and to refuse to accept the occurrence of any of the conditions specified below under "--Conditions to the Exchange Offer".

      Holders who tender outstanding notes in the exchange offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the letter of transmittal, transfer taxes with respect to the exchange of outstanding notes. We will pay all charges and expenses, other than certain applicable taxes described below in connection with the exchange offer. It is important that you read "--Fees and Expenses" below for more details regarding fees and expenses incurred in the exchange offer.

EXPIRATION DATE; EXTENSIONS, AMENDMENTS

      As used in this prospectus, the term "expiration date" means 5:00 p.m.,
New York City time, on          , 2002. However, if we, in our sole discretion,
extend the period of time for which the exchange offer is open, the term "expiration date" will mean the latest time and date to which we shall have extended the expiration of the exchange offer.

      To extend the period of time during which the exchange offer is open, we will notify the exchange agent of any extension by oral or written notice, followed by notification to the registered holders of the outstanding notes no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.

      We reserve the right, in our sole discretion:

      o     to delay accepting for exchange any outstanding notes;

      o to extend the exchange offer or to terminate the exchange offer and to refuse to accept outstanding notes not previously accepted if any of the conditions set forth below under "--Conditions to the Exchange Offer" have not been satisfied, by giving oral or written notice of such delay, extension or termination to the exchange agent; and

      o subject to the terms of the applicable registration rights agreement, to amend the terms of the exchange offer in any manner.

      Any delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice to the registered holders of the outstanding notes. If we amend the exchange offer in a manner that we determine to constitute a material change, we will promptly disclose the amendment in a manner reasonable calculated to inform the holders of outstanding notes of that amendment.

CONDITIONS TO THE EXCHANGE OFFER

      Despite any other term of the exchange offer, we will not be required to accept for exchange, or to issue exchange notes in exchange for, any outstanding notes and we may terminate or amend the exchange offer as provided in this prospectus before accepting any outstanding notes for exchange if in our reasonable judgment:

      o the exchange notes to be received will not be tradeable by the holder, without restriction under the Securities Act or the Exchange Act and without material restrictions under the blue sky or securities laws of substantially all of the states of the United States;

      o the exchange offer or the making of any exchange by a holder violates any applicable law or interpretation of the Securities and Exchange Commission; or

      o any action or proceeding has been instituted or threatened in any court or by or before any governmental agency with respect to the exchange offer that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer.

      In addition, we will not be obligated to accept for exchange the outstanding notes of any holder that has not made to us

      o the representations described under "--Procedures for Tendering" and "Plan of Distribution" or

      o any other representations as may be reasonably necessary under applicable Securities and Exchange Commission rules, regulations, or interpretations to make available to us an appropriate form for registration of the exchange notes under the Securities Act.

      We expressly reserve the right at any time or at various times to extend the period of time during which the exchange offer is open. Consequently, we may delay acceptance of any outstanding notes by giving oral or written notice of such extension to their holders. During any such extensions, all outstanding notes previously tendered will remain subject to the exchange offer and we may accept them for exchange. We will return any outstanding notes that we do not accept for exchange for any reason without expense to their tendering holder as promptly as practicable after the expiration or termination of the exchange offer.

      We expressly reserve the right to amend or terminate the exchange offer and to reject for exchange any outstanding notes not previously accepted for exchange, upon the occurrence of any of the conditions of the exchange offer specified above. We will give oral or written notice of any extension, amendment, non-acceptance or termination to the holders of the outstanding notes as promptly as practicable. In the case of any extension, such notice will be issued no later than 9:00 a.m. New York City time, on the next business day after the previously scheduled expiration date.

      These conditions are for our sole benefit and we may assert them regardless of the circumstances that may give rise to them or waive them in whole or in part at any or at various times in our sole discretion. If we fail at any time to exercise any of the foregoing rights, this failure will not constitute a waiver of such right. Each such right will be deemed an ongoing right that we may assert at any time or at various times.

      In addition, we will not accept for exchange any outstanding notes tendered, and will not issue exchange notes in exchange for any such outstanding notes, if at such time any stop order is threatened or in effect with respect to the registration statement of which this prospectus constitutes a part or the qualification of the indentures under the Trust Indenture Act of 1939.

PROCEDURES FOR TENDERING

      Only a holder of outstanding notes may tender their outstanding notes in the exchange offer. To tender in the exchange offer, a holder must comply with either of the following:

      o complete, sign and date the letter of transmittal, or a facsimile of the letter of transmittal, have the signature on the letter of transmittal guaranteed if required by the letter of transmittal and mail or deliver such letter of transmittal or facsimile to the exchange agent prior to the expiration date; or

      o comply with DTC's Automated Tender Offer Program procedures described below.

      In addition, either:

      o the exchange agent must receive outstanding notes along with the letter of transmittal; or

      o prior to the expiration date, the exchange agent must receive a timely confirmation of book-entry transfer of outstanding notes into the exchange agent's account at DTC according to the procedure for book-entry transfer described below or a properly transmitted agent's message; or

      o the holder must comply with the guaranteed delivery procedures described below.

      To be tendered effectively, the exchange agent must receive any physical delivery of the letter of transmittal and other required documents at the address set forth below under "--Exchange Agent" prior to the expiration date.

      A tender to us that is not withdrawn prior to the expiration date constitutes an agreement between us and you upon the terms and subject to the conditions described in this prospectus and in the letter of transmittal.

      The method of delivery of outstanding notes, letters of transmittal, and all other required documents to the exchange agent is at your election and risk. Rather than mail these items, we recommend that you use an overnight or hand delivery service. In all cases, you should allow sufficient time to assure timely delivery to the exchange agent before the expiration date. You should not send letters of transmittal or certificates representing outstanding notes to us. You may request that your broker, dealer, commercial bank, trust company or nominee effect the above transactions for you.

      If you are a beneficial owner whose outstanding notes are registered in the name of a broker, dealer, commercial bank, trust company, or other nominee who wishes to participate in the exchange offer, you should promptly contact the registered holder and instruct the registered holder to tender outstanding notes on your behalf. If you are a beneficial owner and you wish to tender the outstanding notes yourself, you must, prior to completing and executing the letter of transmittal and delivering your outstanding notes either:

      o make appropriate arrangements to register ownership of the outstanding notes in your name; or

      o obtain a properly completed bond power from the registered holder of outstanding notes.

      Your must make these arrangements or follow these procedures before completing and executing the letter of transmittal and delivering the outstanding notes. The transfer of record ownership may take considerable time and may not be able to be completed prior to the expiration date.

      Signatures on the letter of transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17A(d)-15 under the Exchange Act unless the outstanding notes surrendered for exchange are tendered:

      o by a registered holder of the outstanding notes who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the letter of transmittal; or

      o     for the account of an eligible institution.

      If the letter of transmittal is signed by a person other than the registered holder of any outstanding notes listed on the outstanding notes, such outstanding notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder's name appears on the outstanding notes and an eligible institution must guarantee the signature on the bond power.

      If the letter of transmittal or any certificates representing outstanding notes, or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, those persons should also indicate when signing and, unless waived by us, they should also submit evidence satisfactory to us of their authority to so act.

BOOK-ENTRY DELIVERY PROCEDURES

      Promptly after the date of this prospectus, the exchange agent will establish accounts with respect to the outstanding notes at DTC for purposes of the exchange offer. Any financial institution that is a participant in DTC's systems may make book-entry delivery of the outstanding notes by causing DTC to transfer those outstanding notes into the exchange agent's account at DTC in accordance with DTC's procedures for such transfer. To be timely, book-entry delivery of outstanding notes requires receipt of a confirmation of a book-entry transfer, a "book-entry confirmation", prior to the expiration date. In addition, although delivery of outstanding notes may be effected through book-entry transfer into the exchange agent's account at DTC, the letter of transmittal or a manually signed facsimile thereof, together with any required signature guarantees and any other required documents, or an "agent's message", as defined below, in connection with a book-entry transfer, must, in any case, be delivered or transmitted to and received by the exchange agent at its address set forth on the cover page of the letter of transmittal prior to the expiration date to receive exchange notes for tendered outstanding notes, or the guaranteed delivery procedure described below must be complied with. Tender will not be deemed made until such documents are received by the exchange agent. Delivery of documents to DTC does not constitute delivery to the exchange agent.

TENDER OF OUTSTANDING NOTES HELD THROUGH THE DEPOSITORY TRUST COMPANY

      The exchange agent and DTC have confirmed that any financial institution that is a participant in DTC's system may use DTC's Automated Tender Offer Program to tender. Participants in the program may, instead of physically completing and signing the letter of transmittal and delivering it to the exchange, electronically transmit their acceptance of the exchange by causing DTC to transfer the outstanding notes to the exchange agent in accordance with DTC's Automated Tender Offer Program procedures for transfer. DTC will then send an agent's message to the exchange agent. The term "agent's message" means a message transmitted by DTC, received by the exchange agent and forming part of the book-entry confirmation, which states that:

      o DTC has received an express acknowledgment from a participant in its Automated Tender Offer Program that is tendering outstanding notes that are the subject of the book-entry confirmation;

      o the participant has received and agrees to be bound by the terms of the letter of transmittal, or in the case of an agent's message relating to guaranteed delivery, that such participant has received and agrees to be bound by the applicable notice of guaranteed delivery; and

      o     we may enforce that agreement against such participant.

      In all cases, we will issue exchange notes for outstanding notes that we have accepted for exchange under the exchange offer only after the exchange agent timely receives:

      o outstanding notes or a timely book-entry confirmation of such outstanding notes into the exchange agent's account at DTC; and

      o a properly completed and duly executed letter of transmittal and all other required documents or a properly transmitted agent's message.

      By tendering outstanding notes pursuant to the exchange offer, each holder will represent to us that, among other things:

      (1) the holder is not an affiliate of K. Hovnanian within the meaning of Rule 405 under the Securities Act;

      (2) the holder is not engaged in, and does not intend to engage in, a distribution of the exchange notes;

      (3) the holder does not have an arrangement or understanding with any person to participate in a distribution of the exchange notes; and

      (4) the holder is not acquiring the exchange notes in the ordinary course of its business.


      If the holder is an affiliate of K. Hovnanian, or is engaging in, or intends to engage in, or has any arrangement or understanding with any person to participate in a distribution of the exchange notes, or is not acquiring the exchange notes in the ordinary course of its business:

      (1) the holder cannot rely on the position of the Securities and Exchange Commission enunciated in BROWN & WOOD LLP (available February 7, 1997), MORGAN STANLEY & CO. INCORPORATED (available
            June 5, 1991), EXXON CAPITAL HOLDINGS CORPORATION (available May 13,
            1988), as interpreted in the SEC's letter to SHEARMAN & STERLING dated July 2, 1993, or similar no-action letters; and

      (2) in the absence of an exception from the position stated in (1) above the holder must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the exchange notes.

      In addition, each broker-dealer that is to receive exchange notes for its own account in exchange for outstanding notes must represent that such outstanding notes were acquired by that broker-dealer as a result of market-making activities or other trading activities and must acknowledge that it will deliver a prospectus that meets the requirements of the Securities Act in connection with any resale of the exchange notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. See "Plan of Distribution."

      We will interpret the terms and conditions of the exchange offer, including the letter of transmittal and the instructions to the letter of transmittal, and will resolve all questions as to the validity, form, eligibility, including time of receipt, and acceptance of outstanding notes tendered for exchange. Our determinations in this regard will be final and binding on all parties. We reserve the absolute right to reject any and all tenders of any particular outstanding notes not properly tendered or to not accept any particular outstanding notes if the acceptance might, in our or our counsel's judgment, be unlawful. We also reserve the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any particular outstanding notes either before or after the expiration date, including the right to waive the ineligibility of any holder who seeks to tender outstanding notes in the exchange offer.

      Unless waived, any defects or irregularities in connection with tenders of outstanding notes for exchange must be cured within such reasonable period of time as we determine. Neither we, the exchange agent, nor any other person will be under any duty to give notification of any defect or irregularity with respect to any tender of outstanding notes for exchange, nor will any of them incur any liability for any failure to give notification. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holder, unless otherwise provided in the letter of transmittal, promptly after the expiration date.

GUARANTEED DELIVERY PROCEDURES

      Holders wishing to tender their outstanding notes but whose outstanding notes are not immediately available or who cannot deliver their outstanding notes, the letter of transmittal or any other required documents to the exchange agent or comply with the applicable procedures under DTC's Automatic Tender Offer Program prior to the expiration date may still tender if:

      o     the tender is made through an eligible institution;

      o prior to the expiration date, the exchange agent receives from such eligible institution either a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail, or hand delivery or a properly transmitted agent's message and notice of guaranteed delivery:

      o setting forth the name and address of the holder, the registered number(s) of such outstanding notes and the principal amount of outstanding notes tendered;

      o     stating that the tender is being made thereby;

      o guaranteeing that, within three New York Stock Exchange trading days after the expiration date, the letter of transmittal, or facsimile thereof, together with the outstanding notes or a book-entry confirmation, and any other documents required by the letter of transmittal, will be deposited by the eligible institution with the exchange agent; and

      o the exchange agent receives the properly completed and executed letter of transmittal or facsimile thereof, as well as certificate(s) representing all tendered outstanding notes in proper form for transfer or a book-entry confirmation of transfer of the outstanding notes into the exchange agent's account at DTC, and all other documents required by the letter of transmittal within three New York Stock Exchange trading days after the expiration date.

WITHDRAWAL RIGHTS

      Except as otherwise provided in this prospectus, you may withdraw your tender of outstanding notes at any time prior to 5:00 p.m., New York City time, on the expiration date.

      For a withdrawal to be effective:

      o the exchange agent must receive a written notice, which may be by telegram, telex, facsimile or letter, of withdrawal at one of the addresses set forth below under "--Exchange Agent"; or

      o holders must comply with the appropriate procedures of DTC's Automated Tender Offer Program system.

      Any notice of withdrawal must:

      o specify the name of the person who tendered the outstanding notes to be withdrawn;

      o identify the outstanding notes to be withdrawn, including the principal amount of the outstanding notes; and

      o where certificates for outstanding notes have been transmitted, specify the name in which such outstanding notes were registered, if different from that of the withdrawing holder.

      If certificates for outstanding notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of such certificates, the withdrawing holder must also submit:

      o     the serial numbers of the particular certificates to be withdrawn;
            and

      o a signed notice of withdrawal with signatures guaranteed by an eligible institution unless such holder is an eligible institution.

      If outstanding notes have been tendered pursuant to the procedures for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of the facility. We will determine all questions as to the validity, form, and eligibility, including time of receipt of notices of withdrawal and our determination will be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any outstanding notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their holder without cost to the holder, or, in account at DTC according to the procedures described above, such outstanding notes will be credited to an account maintained with DTC for outstanding notes, as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following the procedures described under "--Procedures for Tendering" above at any time on or prior to the expiration date.

EXCHANGE AGENT

      Wachovia Bank, National Association, formerly known as First Union National Bank, has been appointed as the exchange agent for the exchange offer. Wachovia Bank, National Association also acts as trustee under each of the indentures governing the notes. You should direct all executed letters of transmittal and all questions and requests for assistance, requests for additional copies of this prospectus or of the letter of transmittal, and requests for notices of guaranteed delivery to the exchange agent addressed as follows:

       Delivery to: Wachovia Bank, National Association, Exchange Agent

By Mail:                      By Overnight Courier Delivery:    By Hand:
Wachovia Bank, N.A.           Wachovia Bank, N.A.               Wachovia Bank, N.A.
Attn: Marcia Rice             Attn: Marcia Rice                 Attn: Marcia Rice
Corporate Trust Operations    Corporate Trust                   Corporate Trust
Reorg.                        Operations Reorg                  Operations Reorg
1525 West W.T. Harris Blvd.   1525 West W.T. Harris Blvd.       1525 West W.T. Harris Blvd.
Charlotte NC 28288-1153       Charlotte NC 28262                Charlotte NC 28288-1153

                           By Facsimile Transmissions:
                                 (704) 590-7628

                              Confirm By Telephone:
                                 (704) 590-7413

                                For Information:
                                 (704) 590-7413

      If you deliver the letter of transmittal to an address other than as set forth above or transmit instructions via facsimile other than as set forth above, that delivery or those instructions will not be effective.

FEES AND EXPENSES

      We will bear the expenses of soliciting tenders. The principal solicitation is being made by mail by the exchange agent. We may make additional solicitation by facsimile, telephone or in person by our officers and regular employees and our affiliates.

      We have not retained any dealer-manager in connection with the exchange offer and will not make any payment to broker-dealers or others for soliciting acceptances of the exchange offer. We will, however, pay the exchange agent reasonable and customary fees for its services and reimburse it for its related, reasonable out-of-pocket expenses.

      We will pay the estimated cash expenses to be incurred in connection with the exchange offer. The expenses are estimated in the aggregate to be approximately $115,000. They include:

      o     Securities and Exchange Commission registration fees;

      o     fees and expenses of the exchange agent and trustee;

      o     accounting and legal fees and printing costs; and

      o     related fees and expenses.

ACCOUNTING TREATMENT

      We will record the exchange notes in our accounting records at the same carrying value as the outstanding notes, which is the aggregate principal amount as reflected in our accounting records on the date of exchange. Accordingly, we will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will record the expenses of the exchange offer as incurred.

TRANSFER TAXES

      We will pay all transfer taxes, if any, applicable to the exchange of outstanding notes under the exchange offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:

      o certificates representing outstanding notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of outstanding notes tendered; or

      o tendered outstanding notes are registered in the name of any person other than the person signing the letter of transmittal; or

      o a transfer tax is imposed for any reason other than the exchange of outstanding notes under the exchange offer.

      If satisfactory evidence of payment of such taxes is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed to that tendering holder.

CONSEQUENCES OF FAILURE TO EXCHANGE

      Holders of outstanding notes who do not exchange their outstanding notes for exchange notes under the exchange offer will remain subject to the restrictions on transfer of such outstanding notes:

      o as set forth in the legend printed on the notes as a consequence of the issuance of the outstanding notes pursuant to the exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws; and

      o otherwise set forth in the offering memorandum distributed in connection with the private offering of the outstanding notes.

      In general, you may not offer or sell the outstanding notes unless they are registered under the Securities Act or if the offer or sale is exempt from registration under the Securities Act and applicable state securities laws. Except as required by the applicable registration rights agreement, we do not intend to register resales of the outstanding notes under the Securities Act. Based on interpretations of the Securities and Exchange Commission, exchange notes issued pursuant to the exchange offer may be offered for resale, resold or otherwise transferred by their holders, other than any holder that is our "affiliate" within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that:

      o the holder is not an affiliate of K. Hovnanian within the meaning of Rule 405 under the Securities Act;

      o the holder is not engaged in, and does not intend to engage in, a distribution of the exchange notes;

      o the holder does not have an arrangement or understanding with any person to participate in a distribution of the exchange notes; and

      o the holder is not acquiring the exchange notes in the ordinary course of its business.

      Any holder who tenders in the exchange offer for the purpose of participating in a distribution of the exchange notes:

      o cannot rely on the position of the Securities and Exchange Commission enunciated in BROWN & WOOD LLP (available February 7,
            1997), MORGAN STANLEY & CO. INCORPORATED (available June 5, 1991), EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the SEC's letter to SHEARMAN & STERLING dated July 2, 1993, or similar no-action letters; and

      o in the absence of an exception from the position stated immediately above, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of exchange notes.

OTHER

      Participating in the exchange offer is voluntary and you should carefully consider whether to accept. You are urged to consult your financial and tax advisors in making your own decision on what action to take.

      We may in the future seek to acquire untendered outstanding notes in open market or privately negotiated transactions, through subsequent exchange offers or otherwise. We have no present plans to acquire any outstanding notes that are not tendered in the exchange offer or to file a registration statement to permit resales of any untendered outstanding notes.

                        DESCRIPTION OF THE EXCHANGE NOTES

      IN THIS SECTION, REFERENCES TO THE "COMPANY" MEANS HOVNANIAN ENTERPRISES, INC., A DELAWARE CORPORATION, AND DOES NOT INCLUDE ANY OF ITS SUBSIDIARIES OR K. HOVNANIAN ENTERPRISES, INC., AND REFERENCES TO THE "ISSUER", "US," "WE" OR "OUR" MEANS K. HOVNANIAN ENTERPRISES, INC., A NEW JERSEY CORPORATION. REFERENCES TO "SENIOR NOTES" IN THIS SECTION ARE REFERENCES TO THE 8.000% SENIOR NOTES DUE 2012, REFERENCES TO THE "SENIOR SUBORDINATED NOTES" IN THIS SECTION ARE REFERENCES TO THE 8.875% SENIOR SUBORDINATED NOTES DUE 2012 AND REFERENCES TO "SENIOR NOTES" OR SENIOR SUBORDINATED NOTES" IN THIS SECTION ARE REFERENCES TO BOTH OUTSTANDING NOTES AND EXCHANGE NOTES OF THE SENIOR NOTES OR SENIOR SUBORDINATED NOTES, AS APPLICABLE, UNLESS OTHERWISE SPECIFIED.

      We are offering to exchange the outstanding Senior Notes for $100,000,000 aggregate principal amount of 8.000% Senior Notes due 2012 and the outstanding Senior Subordinated Notes for $150,000,000 aggregate principal amount of 8.875% Senior Subordinated Notes due 2012.

      The form and terms of the exchange notes and the outstanding notes are identical in all material respects except that the registration rights, related liquidated damages provisions and the transfer restrictions applicable to the outstanding notes do no apply to the exchange notes.


                          8.000% SENIOR NOTES DUE 2012

GENERAL

      The outstanding Senior Notes were issued under an indenture, which we refer to as the "Senior Indenture", dated as of March 26, 2002, among us, the Guarantors and Wachovia Bank, National Association, formerly known as First Union National Bank, as trustee, which we refer to as the "Senior Trustee". The terms of the Senior Notes include those stated in the Senior Indenture and those made part of the Senior Indenture by reference to the Trust Indenture Act of 1939, as amended. The exchange Senior Notes will be issued under the same Senior Indenture.

      This description of the exchange Senior Notes contains definitions of terms, including those defined under the caption "--Definitions of Certain Terms Used in the Senior Indenture". The following discussion includes a summary description of certain material terms of the Senior Indenture, the Senior Registration Rights Agreement, and the exchange Senior Notes. Because this is a summary, it does not include all of the information that is included in the Senior Indenture, the Senior Registration Rights Agreement, or the exchange Senior Notes.

      You should read the Senior Indenture and the Senior Registration Rights Agreement carefully and in their entirety because they, and not this description, define your rights as Holders of the notes. You may request copies of these documents at our address set forth under "Where You Can Find More Information".

      The outstanding Senior Notes and the exchange Senior Notes constitute a single series of debt securities under the Senior Indenture. If the exchange offer is consummated, Holders of Senior Notes who do not exchange their Senior Notes in the exchange offer will vote together with the Holders of the registered Senior Notes for all relevant purposes under the Senior Indenture. Accordingly, when determining whether the required Holders have given notice, consent or waiver or taken any other action permitted under the Senior Indenture, any outstanding Senior Notes that remain outstanding after the exchange offer will be aggregated with the registered Senior Notes. All references herein to specified percentages in aggregate principal amount of Senior Notes outstanding shall be deemed to mean, at any time after the exchange offer is consummated, percentages in aggregate principal amount of Senior Notes and registered Senior Notes outstanding. Capitalized terms used in this Section but not otherwise defined have the meanings given to them in the Senior Indenture.

      The exchange Senior Notes will bear interest at the rate PER ANNUM shown on the cover page of this prospectus from the most recent date to which interest has been paid on the outstanding Senior Notes or, if no interest has been paid on the outstanding Senior Notes, from March 26, 2002. The applicable interest will be payable semi-annually on each April 1 and October 1 beginning October 1, 2002, to Holders of record at the close of business on March 15 or September 15, as the case may be, immediately preceding each such interest payment date. No interest will be paid on outstanding Senior Notes following their acceptance for exchange. The exchange Senior Notes will mature on April 1, 2012, and will be issued in denominations of $1,000 and integral multiples thereof.

      The exchange Senior Notes are limited to an aggregate principal amount of $200.0 million. The exchange Senior Notes are guaranteed by the Company and each of the other Guarantors pursuant to the guarantees, which we refer to collectively as the "--Senior Guarantees", described below.

      The exchange Senior Notes will be our general unsecured obligations and will rank senior in right of payment to all our future Indebtedness that is, by its terms, expressly subordinated in right of payment to the exchange Senior Notes and PARI PASSU in right of payment with all our existing and future unsecured Indebtedness that is not so subordinated. The Senior Guarantees are general unsecured obligations of the Guarantors and will rank senior in right of payment to all future Indebtedness of the Guarantors that is, by its terms, expressly subordinated in right of payment to the Senior Guarantees and rank PARI PASSU in right of payment with all existing and future unsecured Indebtedness of the Guarantors that is not so subordinated.

      Secured creditors of the Company, the Issuer and the other Guarantors have a claim on the assets which secure the obligations of the Company and the Guarantors to such creditors prior to claims of Holders of the exchange Senior Notes against those assets. At January 31, 2002, as adjusted to give effect to the transactions described under "Use of Proceeds" and the acquisition of The Forecast Group(R), L.P. on January 10, 2002, the Company, the Issuer and the other Guarantors would have had approximately $676.3 million, including the Senior Notes, of Indebtedness outstanding, of which $15.2 million would have been secured by assets of the Company and the other Guarantors $150.0 million of which would have been subordinated to the Senior Notes.

EXECUTION, AUTHENTICATION AND DELIVERY

      The Senior Notes will be executed by facsimile or manual signature in the name and on behalf of the Issuer, by an Officer. If an Officer whose signature is on a Senior Note no longer holds that office at the time the Senior Note is authenticated, the Senior Note will still be valid.

      A Senior Note will not be valid until the Senior Trustee manually signs the certificate of authentication on the Senior Note. The signature will be conclusive evidence that the Senior Note has been authenticated under the Senior Indenture. Unless limited by the terms of its appointment, an authenticating agent may authenticate the Senior Notes whenever the Senior Trustee may do so. The Senior Notes will be issuable in denominations of $1,000 and multiples thereof.

REDEMPTION

      Except as set forth below, the Senior Notes will not be redeemable prior to April 1, 2007. Thereafter, the Issuer may redeem the Senior Notes, at its option, in whole at any time or in part from time to time. Redemption will be at the following redemption prices plus accrued and unpaid interest and liquidated damages, if any, to the redemption date, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the 12-month period commencing on April 1 of the years set forth below:

                                                        REDEMPTION
            YEAR                                           PRICE
            ----                                        ----------
            2007......................................    104.000%
            2008......................................    102.667%
            2009......................................    101.333%
            2010 and thereafter.......................    100.000%

      Selection of the Senior Notes or portions thereof for redemption pursuant to the foregoing shall be made by the Senior Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable, subject to the procedures of The Depository Trust Company, unless such method is otherwise prohibited. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at the registered address of such Holder. On and after the redemption date, interest ceases to accrue on the Senior Notes or portions thereof called for redemption.

      There is no sinking fund for the Senior Notes.

THE SENIOR GUARANTEES

      Each of the Guarantors will, so long, in the case of a Restricted Subsidiary, as it remains a Restricted Subsidiary, unconditionally guarantee on a joint and several basis all of our obligations under the Senior Notes, including our obligations to pay principal, premium, if any, and interest with respect to the Senior Notes. The obligations of each Guarantor other than the Company are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Senior Guarantee or pursuant to its contribution obligations under the Senior Indenture, will result in the obligations of such Guarantor under its Senior Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor other than the Company that makes a payment or distribution under a Senior Guarantee shall be entitled to a contribution from each other Guarantor in an amount PRO RATA, based on the net assets of each Guarantor, determined in accordance with GAAP. Except as provided in "--Certain Covenants" below, the Company is not restricted from selling or otherwise disposing of any of the Guarantors.

      The Senior Indenture requires that each existing and future Restricted Subsidiary, other than KHL, Inc. and K. Hovnanian Poland, sp z.o.o., be a Guarantor. The Company is permitted to cause any Unrestricted Subsidiary to be a Guarantor.

      The Senior Indenture provides that if all or substantially all of the assets of any Guarantor other than the Company or all of the Capital Stock of any Guarantor other than the Company is sold, including by consolidation, merger, issuance or otherwise, or disposed of, including by liquidation, dissolution or otherwise, by the Company or any of its Subsidiaries, or, unless the Company elects otherwise, if any Guarantor other than the Company is designated an Unrestricted Subsidiary in accordance with the terms of the Senior Indenture, then such Guarantor, in the event of a sale or other disposition of all of the Capital Stock of such Guarantor or a designation as an Unrestricted Subsidiary, or the Person acquiring such assets, in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor, shall be deemed automatically and unconditionally released and discharged from any of its obligations under the Subordinated Indenture without any further action on the part of the Subordinated Trustee or any Holder of the Senior Notes.

      An Unrestricted Subsidiary that is a Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under its Senior Guarantee upon notice from the Company to the Senior Trustee to such effect, without any further action required on the part of the Senior Trustee or any Holder.

      A sale of assets or Capital Stock of a Guarantor may constitute an Asset Disposition subject to the "Limitations on Dispositions of Assets" covenant.

CERTAIN COVENANTS

      The following is a summary of certain covenants that are contained in the Senior Indenture. Such covenants are applicable, unless waived or amended as permitted by the Senior Indenture, so long as any of the Senior Notes are outstanding or until the Senior Notes are defeased or discharged pursuant to provisions described under "--Defeasance of Senior Indenture" or "--Discharge of Senior Indenture".

      REPURCHASE OF SENIOR NOTES UPON CHANGE OF CONTROL. In the event that there shall occur a Change of Control, each Holder of Senior Notes shall have the right, at such Holder's option, to require the Issuer to purchase all or any part of such Holder's Senior Notes on a date (the "Repurchase Date") that is no later than 90 days after notice of the Change of Control, at 101% of the principal amount thereof plus accrued and unpaid interest and liquidated damages, if any, to the Repurchase Date.

      On or before the thirtieth day after any Change of Control, the Issuer is obligated to mail or cause to be mailed, to all Holders of record of Senior Notes a notice regarding the Change of Control and the repurchase right. The notice shall state the Repurchase Date, the date by which the repurchase right must be exercised, the price for the Senior Notes and the procedure which the Holder must follow to exercise such right. Substantially simultaneously with mailing of the notice, the Issuer shall cause a copy of such notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York. To exercise such right, the Holder of such Senior Note must deliver, at least ten days prior to the Repurchase Date, written notice to the Issuer (or an agent designated by the Issuer for such purpose) of the Holder's exercise of such right, together with the Senior Note with respect to which the right is being exercised, duly endorsed for transfer; PROVIDED, HOWEVER, that if mandated by applicable law, a Holder may be permitted to deliver such written notice nearer to the Repurchase Date than may be specified by the Issuer.

      The Issuer will comply with applicable law, including Section 14(e) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 14e-1 thereunder, if applicable, if the Issuer is required to give a notice of a right of repurchase as a result of a Change of Control.

      With respect to any disposition of assets, the phrase "all or substantially all" as used in the Senior Indenture (including as set forth under "Limitations on Mergers, Consolidations and Sales of Assets" below) varies according to the facts and circumstances of the subject transaction, has no clearly established meaning under New York law (which governs the Senior Indenture) and is subject to judicial interpretation. Accordingly, in certain circumstances there may be a degree of uncertainty in ascertaining whether a particular transaction would involve a disposition of "all or substantially all" of the assets of the Company, and therefore it may be unclear as to whether a Change of Control has occurred and whether the Holders have the right to require the Issuer to repurchase Senior Notes.

      None of the provisions relating to a repurchase upon a Change of Control is waivable by the Board of Directors of the Issuer or the Company. The Company could, in the future, enter into certain transactions, including certain recapitalizations of the Company, that would not result in a Change of Control, but would increase the amount of Indebtedness outstanding at such time.

      The Senior Indenture requires the payment of money for Senior Notes or portions thereof validly tendered to and accepted for payment by the Issuer pursuant to a Change of Control offer. In the event that a Change of Control has occurred under the Senior Indenture, a change of control will also have occurred under the Subordinated Indenture (as defined under "Description of The Exchange Notes -- 8.875% Senior Subordinated Notes due 2012" below) and under indentures governing the Issuer's 10 1/2% Senior Notes due 2007, 9?% Senior Notes due 2009 and under the Revolving Credit Facility and the Term Loan Facility. If a Change of Control were to occur, there can be no assurance that the Issuer would have sufficient funds to pay the purchase price for all Senior Notes and amounts due under other Indebtedness that the Company may be required to repurchase or repay or that the Company or the other Guarantors would be able to make such payments. In the event that the Issuer were required to purchase outstanding Senior Notes pursuant to a Change of Control offer, the Company expects that it would need to seek third-party financing to the extent it does not have available funds to enable the Issuer to meet its purchase obligations. However, there can be no assurance that the Company would be able to obtain such financing.

      Failure by the Issuer to purchase the Senior Notes when required upon a Change of Control will result in an Event of Default with respect to the Senior Notes.

      These provisions could have the effect of deterring hostile or friendly acquisitions of the Company where the Person attempting the acquisition views itself as unable to finance the purchase of the principal amount of Senior Notes which may be tendered to the Company upon the occurrence of a Change of Control.

      LIMITATIONS ON INDEBTEDNESS. The Senior Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary, directly or indirectly, to create, incur, assume, become liable for or guarantee the payment of (which we refer to collectively as an "INCURRENCE") any Indebtedness, including Acquired Indebtedness, unless, after giving effect thereto and the application of the proceeds therefrom, the Consolidated Fixed Charge Coverage Ratio on the date thereof would be at least 2.0 to 1.0.

      Notwithstanding the foregoing, the provisions of the Senior Indenture will not prevent the incurrence of:

      (1)   Permitted Indebtedness,

      (2)   Refinancing Indebtedness,

      (3)   Non-Recourse Indebtedness,

      (4) any Senior Guarantee of Indebtedness represented by the Senior Notes, and

      (5) any guarantee of Indebtedness incurred under Credit Facilities in compliance with the Senior Indenture.

      For purposes of determining compliance with this covenant, in the event that an item of Indebtedness may be incurred through the first paragraph of this covenant or by meeting the criteria of one or more of the types of Indebtedness described in the second paragraph of this covenant (or the definitions of the terms used therein) the Company, in its sole discretion,

      (1) may classify such item of Indebtedness under and comply with either of such paragraphs, or any of such definitions, as applicable,

      (2) may classify and divide such item of Indebtedness into more than one of such paragraphs, or definitions, as applicable, and

      (3) may elect to comply with such paragraphs, or definitions, as applicable, in any order.

      The Company and the Issuer will not, and will not cause or permit any Guarantor to, directly or indirectly, in any event incur any Indebtedness that purports to be by its terms (or by the terms of any agreement governing such Indebtedness) subordinated to any other Indebtedness of the Company or of such Guarantor, as the case may be, unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinated to the Senior Notes or the Senior Guarantee of such Guarantor, as the case may be, to the same extent and in the same manner as such Indebtedness is subordinated to such other Indebtedness of the Company or such Guarantor, as the case may be.

      LIMITATIONS ON RESTRICTED PAYMENTS. The Senior Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment unless:

      (1) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

      (2) immediately after giving effect to such Restricted Payment, the Company could incur at least $1.00 of Indebtedness pursuant to the first paragraph of the "Limitations on Indebtedness" covenant; and

      (3) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments (including the Fair Market Value of any non-cash Restricted Payment) declared or made after May 4, 1999 does not exceed the sum of:

            (a) 50% of the Consolidated Net Income of the Company on a cumulative basis during the period (taken as one accounting period) from and including February 1, 1999 and ending on the last day of the Company's fiscal quarter immediately preceding the date of such Restricted Payment (or in the event such Consolidated Net Income shall be a deficit, MINUS 100% of such deficit), PLUS

            (b) 100% of the aggregate net cash proceeds of and the Fair Market Value of Property received by the Company from (1) any capital contribution to the Company after February 1, 1999 or any issue or sale after February 1, 1999 of Qualified Stock (other than to any Subsidiary of the Company) and (2) the issue or sale after February 1, 1999 of any Indebtedness or other securities of the Company convertible into or exercisable for Qualified Stock of the Company that have been so converted or exercised, as the case may be, PLUS

            (c) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after May 4, 1999, an amount (to the extent not included in the calculation of Consolidated Net Income referred to in (a)) equal to the lesser of (x) the return of capital with respect to such Investment (including by dividend, distribution or sale of Capital Stock) and (y) the amount of such Investment that was treated as a Restricted Payment, in either case, less the cost of the disposition or repayment of such Investment (to the extent not included in the calculation of Consolidated Net Income referred to in (a)), PLUS

            (d) with respect to any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary after May 4, 1999, in accordance with the definition of Unrestricted Subsidiary (so long as the designation of such Subsidiary as an Unrestricted Subsidiary was treated as a Restricted Payment made after the Issue Date, and only to the extent not included in the calculation of Consolidated Net Income referred to in (a)), an amount equal to the lesser of (x) the proportionate interest of the Company or a Restricted Subsidiary in an amount equal to the excess of (I) the total assets of such Subsidiary, valued on an aggregate basis at the lesser of book value and Fair Market Value thereof, over (II) the total liabilities of such Subsidiary, determined in accordance with GAAP, and (y) the Designation Amount at the time of such Subsidiary's designation as an Unrestricted Subsidiary, PLUS

            (e)   $17 million, MINUS

            (f) the aggregate amount of all Restricted Payments (other than Restricted Payments referred to in clause (C) of the immediately succeeding paragraph) made after February 1, 1999 through May 4, 1999.

      The foregoing clauses (2) and (3) will not prohibit:

            (A) the payment of any dividend within 60 days of its declaration if such dividend could have been made on the date of its declaration without violation of the provisions of the Senior Indenture;

            (B) the repurchase, redemption or retirement of any shares of Capital Stock of the Company in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, other shares of Qualified Stock; and

            (C) the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock, of the Company or any Subsidiary held by officers or employees or former officers or employees of the Company or any Subsidiary (or their estates or beneficiaries under their estates) not to exceed $10 million in the aggregate since May 4, 1999;

PROVIDED, HOWEVER that each Restricted Payment described in clauses (A) and (B) of this sentence shall be taken into account for purposes of computing the aggregate amount of all Restricted Payments pursuant to clause (3) of the immediately preceding paragraph.

      For purposes of determining the aggregate and permitted amounts of Restricted Payments made, the amount of any guarantee of any Investment in any Person that was initially treated as a Restricted Payment and which was subsequently terminated or expired, net of any amounts paid by the Company or any Restricted Subsidiary in respect of such guarantee, shall be deducted.

      In determining the "Fair Market Value of Property" for purposes of clause
(3) of the first paragraph of this covenant, Property other than cash, Cash Equivalents and Marketable Securities shall be deemed to be equal in value to the "equity value" of the Capital Stock or other securities issued in exchange therefor. The equity value of such Capital Stock or other securities shall be equal to (i) the number of shares of Common Equity issued in the transaction (or issuable upon conversion or exercise of the Capital Stock or other securities issued in the transaction) multiplied by the closing sale price of the Common Equity on its principal market on the date of the transaction (less, in the case of Capital Stock or other securities which require the payment of consideration at the time of conversion or exercise, the aggregate consideration payable thereupon) or (ii) if the Common Equity is not then traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market, or if the Capital Stock or other securities issued in the transaction do not consist of Common Equity (or Capital Stock or other securities convertible into or exercisable for Common Equity), the value (if more than $10 million) of such Capital Stock or other securities as determined by a nationally recognized investment banking firm retained by the Board of Directors of the Company.

      LIMITATIONS ON TRANSACTIONS WITH AFFILIATES. The Senior Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or otherwise dispose of any property or assets to or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, any Affiliate of the Company or any Affiliate of any of the Company's Subsidiaries or any holder of 10% or more of the Common Equity of the Company (including any Affiliates of such holders), in a single transaction or series of related transactions (each, an "Affiliate Transaction"), except for any Affiliate Transaction the terms of which are at least as favorable as the terms which could be obtained by the Company, the Issuer or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm's length basis with Persons who are not such a holder, an Affiliate of such a holder or an Affiliate of the Company or any of the Company's Subsidiaries.

      In addition, the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, enter into an Affiliate Transaction unless:

      (1) with respect to any such Affiliate Transaction involving or having a value of more than $1 million, the Company shall have (x) obtained the approval of a majority of the Board of Directors of the Company and (y) either obtained the approval of a majority of the Company's disinterested directors or obtained an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to the Company, the Issuer or such Restricted Subsidiary, as the case may be, from a financial point of view, and

      (2) with respect to any such Affiliate Transaction involving or having a value of more than $10 million, the Company shall have (x) obtained the approval of a majority of the Board of Directors of the Company and (y) delivered to the Trustee an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to the Company, the Issuer or such Restricted Subsidiary, as the case may be, from a financial point of view.

      The Senior Indenture also provides that notwithstanding the foregoing, an Affiliate Transaction will not include:

      (1) any contract, agreement or understanding with, or for the benefit of, or plan for the benefit of, employees of the Company or its Subsidiaries generally (in their capacities as such) that has been approved by the Board of Directors of the Company,

      (2) Capital Stock issuances to directors, officers and employees of the Company or its Subsidiaries pursuant to plans approved by the stockholders of the Company,

      (3) any Restricted Payment otherwise permitted under the "Limitations on Restricted Payments" covenant,

      (4) any transaction between or among the Company and one or more Restricted Subsidiaries or between or among Restricted Subsidiaries (provided, HOWEVER, no such transaction shall involve any other Affiliate of the Company (other than an Unrestricted Subsidiary to the extent the applicable amount constitutes a Restricted Payment permitted by the Senior Indenture)),

      (5) any transaction between one or more Restricted Subsidiaries and one or more Unrestricted Subsidiaries where all of the payments to, or other benefits conferred upon, such Unrestricted Subsidiaries are substantially contemporaneously dividended, or otherwise distributed or transferred without charge, to the Company or a Restricted Subsidiary,

      (6) issuances, sales or other transfers or dispositions of mortgages and collateralized mortgage obligations in the ordinary course of business between Restricted Subsidiaries and Unrestricted Subsidiaries of the Company, and

      (7) the payment of reasonable and customary fees to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company, the Issuer or any Restricted Subsidiary.

      LIMITATIONS ON DISPOSITIONS OF ASSETS. The Senior Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, make any Asset Disposition unless:

      (A) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the Fair Market Value thereof, and

      (B) not less than 70% of the consideration received by the Company (or such Restricted Subsidiary, as the case may be) is in the form of cash, Cash Equivalents and Marketable Securities.

      The amount of (1) any Indebtedness (other than any Indebtedness subordinated to the Senior Notes) of the Company or any Restricted Subsidiary that is actually assumed by the transferee in such Asset Disposition and (2) the fair market value (as determined in good faith by the Board of Directors of the Company) of any property or assets received that are used or useful in a Real Estate Business, shall be deemed to be consideration required by clause (B) above for purposes of determining the percentage of such consideration received by the Company or the Restricted Subsidiaries.

      The Net Cash Proceeds of an Asset Disposition shall, within one year, at the Company's election, (a) be used by the Company or a Restricted Subsidiary in the business of the construction and sale of homes conducted by the Company and the Restricted Subsidiaries or any other business of the Company or a Restricted Subsidiary existing at the time of such Asset Disposition or (b) to the extent not so used, be applied to make a Net Cash Proceeds offer for the Senior Notes and, if the Company or a Restricted Subsidiary elects or is required to do so repay, purchase or redeem any other unsubordinated Indebtedness (on a PRO RATA basis if the amount available for such repayment, purchase or redemption is less than the aggregate amount of (1) the principal amount of the Senior Notes tendered in such Net Cash Proceeds Offer and (2) the lesser of the principal amount, or accreted value, of such other unsubordinated Indebtedness, plus, in each case accrued interest to the date of repayment, purchase or redemption) at 100% of the principal amount or accreted value thereof, as the case may be, plus accrued and unpaid interest and liquidated damages, if any, to the date of repurchase or repayment.

      Notwithstanding the foregoing, (A) the Company will not be required to apply such Net Cash Proceeds to the repurchase of Senior Notes in accordance with clause (b) of the preceding sentence except to the extent that such Net Cash Proceeds, together with the aggregate Net Cash Proceeds of prior Asset Dispositions (other than those so used) which have not been applied in accordance with this provision and as to which no prior Net Cash Proceeds offer shall have been made, exceed 5% of Consolidated Tangible Assets and (B) in connection with an Asset Disposition, the Company and the Restricted Subsidiaries will not be required to comply with the requirements of clause (B) of the first sentence of the first paragraph of this covenant to the extent that the non-cash consideration received in connection with such Asset Disposition, together with the sum of all non-cash consideration received in connection with all prior Asset Dispositions that has not yet been converted into cash, does not exceed 5% of Consolidated Tangible Assets; PROVIDED, HOWEVER, that when any non-cash consideration is converted into cash, such cash shall constitute Net Cash Proceeds and be subject to the preceding sentence.

      LIMITATIONS ON LIENS. The Senior Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens, other than Permitted Liens, on any of its Property, or on any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, unless contemporaneously therewith or prior thereto all payments due under the Senior Indenture and the Senior Notes are secured on an equal and ratable basis with the obligation or liability so secured until such time as such obligation or liability is no longer secured by a Lien.

      LIMITATIONS ON RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES. The Senior Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, create, assume or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than encumbrances or restrictions imposed by law or by judicial or regulatory action or by provisions of agreements that restrict the assignability thereof) on the ability of any Restricted Subsidiary to:

      (1) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any other Restricted Subsidiary, or pay interest on or principal of any Indebtedness owed to the Company or any other Restricted Subsidiary,

      (2) make loans or advances to the Company or any other Restricted Subsidiary, or

      (3) transfer any of its property or assets to the Company or any other Restricted Subsidiary,

except for

            (a) encumbrances or restrictions existing under or by reason of applicable law,

            (b) contractual encumbrances or restrictions in effect on the Issue Date and any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such contractual encumbrances or restrictions, as in effect on May 4, 1999,

            (c) any restrictions or encumbrances arising under Acquired Indebtedness; provided, that such encumbrance or restriction applies only to either the assets that were subject to the restriction or encumbrance at the time of the acquisition or the obligor on such Indebtedness and its Subsidiaries prior to such acquisition,

            (d) any restrictions or encumbrances arising in connection with Refinancing Indebtedness; PROVIDED, HOWEVER, that any restrictions and encumbrances of the type described in this clause (d) that arise under such Refinancing Indebtedness shall not be materially more restrictive or apply to additional assets than those under the agreement creating or evidencing the Indebtedness being refunded, refinanced, replaced or extended,

            (e) any Permitted Lien, or any other agreement restricting the sale or other disposition of property, securing Indebtedness permitted by the Senior Indenture if such Permitted Lien or agreement does not expressly restrict the ability of a Subsidiary of the Company to pay dividends or make or repay loans or advances prior to default thereunder,

            (f) reasonable and customary borrowing base covenants set forth in agreements evidencing Indebtedness otherwise permitted by the Senior Indenture,

            (g) customary non-assignment provisions in leases, licenses, encumbrances, contracts or similar assets entered into or acquired in the ordinary course of business,

            (h) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition,

            (i) encumbrances or restrictions existing under or by reason of the Senior Indenture or the Senior Notes,

            (j) purchase money obligations that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph,

            (k) Liens permitted under the Senior Indenture securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien,

            (l) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, assets sale agreements, stock sale agreements and other similar agreements,

            (m) customary provisions of any franchise, distribution or similar agreements,

            (n) restrictions on cash or other deposits or net worth imposed by contracts entered into in the ordinary course of business, and

            (o) any encumbrance or restrictions of the type referred to in clauses (1), (2) or (3) of the first paragraph of this section imposed by any amendments, modifications, restatements, renewals, supplements, refinancings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (n) of this paragraph, provided that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company's Board of Directors, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing.

      LIMITATIONS ON MERGERS, CONSOLIDATIONS AND SALES OF ASSETS. The Senior Indenture provides that neither the Issuer nor any Guarantor will consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), or assign any of its obligations under the Senior Notes, the Senior Guarantees or the Senior Indenture (as an entirety or substantially as an entirety in one transaction or in a series of related transactions), to any Person (in each case other than in a transaction in which the Company, the Issuer or a Restricted Subsidiary is the survivor of a consolidation or merger, or the transferee in a sale, lease, conveyance or other disposition) unless:

      (1) the Person formed by or surviving such consolidation or merger (if other than the Company, the Issuer or the Guarantor, as the case may
            be), or to which such sale, lease, conveyance or other disposition or assignment will be made (collectively, the "Successor"), is a corporation or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all of the obligations of the Company, the Issuer or the Guarantor, as the case may be, under the Senior Notes or a Senior Guarantee, as the case may be, and the Senior Indenture,

      (2) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing, and

      (3) immediately after giving effect to such transaction, the Company (or its Successor) could incur at least $1.00 of Indebtedness pursuant to the first paragraph of the "Limitation on Indebtedness" covenant.

      The   foregoing provisions shall not apply to:

            o a transaction involving the sale or disposition of Capital Stock of a Guarantor, or the consolidation or merger of a Guarantor, or the sale, lease, conveyance or other disposition of all or substantially all of the assets of a Guarantor, that in any such case results in such Guarantor being released from its Senior Guarantee as provided under "--The Senior Guarantees" above, or

            o a transaction the purpose of which is to change the state of incorporation of the Company, the Issuer or any Guarantor.

      REPORTS TO HOLDERS OF SENIOR NOTES. The Company shall file with the Commission the annual reports and the information, documents and other reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall file with the Trustee and mail to each Holder of record of Senior Notes such reports, information and documents within 15 days after it files them with the Commission. In the event that the Company is no longer subject to these periodic requirements of the Exchange Act, it will nonetheless continue to file reports with the Commission and the Trustee and mail such reports to each Holder of Senior Notes as if it were subject to such reporting requirements. Regardless of whether the Company is required to furnish such reports to its stockholders pursuant to the Exchange Act, the Company will cause its consolidated financial statements and a "Management's Discussion and Analysis of Results of Operations and Financial Condition" written report, similar to those that would have been required to appear in annual or quarterly reports, to be delivered to Holders of Senior Notes.

EVENTS OF DEFAULT

      The following are Events of Default under the Senior Indenture:

      (1) the failure by the Company, the Issuer and the Guarantors to pay interest on, or liquidated damages with respect to, any Senior Note when the same becomes due and payable and the continuance of any such failure for a period of 30 days;

      (2) the failure by the Company, the Issuer and the Guarantors to pay the principal or premium of any Senior Note when the same becomes due and payable at maturity, upon acceleration or otherwise;

      (3) the failure by the Company, the Issuer or any Restricted Subsidiary to comply with any of its agreements or covenants in, or provisions of, the Senior Notes, the Senior Guarantees or the Senior Indenture and such failure continues for the period and after the notice specified below (except in the case of a default under covenants described under "Certain Covenants--Repurchase of Senior Notes upon Change of Control" and "Limitations on Mergers, Consolidations and Sales of Assets," which will constitute Events of Default with notice but without passage of time);

      (4) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Company, the Issuer or any Restricted Subsidiary that has an outstanding principal amount of $10 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;

      (5) the failure by the Company, the Issuer or any Restricted Subsidiary to make any principal or interest payment in an amount of $10 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Restricted Subsidiary within 30 days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

      (6) a final judgment or judgments that exceed $10 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against the Company, the Issuer or any of its Restricted Subsidiaries and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

      (7) the Company or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

            (a)   commences a voluntary case,

            (b) consents to the entry of an order for relief against it in an involuntary case,

            (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

            (d)   makes a general assignment for the benefit of its creditors;

      (8) the company or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

            (a) is for relief against the Company or any Restricted Subsidiary that is a Significant Subsidiary as debtor in an involuntary case,

            (b) appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary or a Custodian for all or substantially all of the property of the Company or any Restricted Subsidiary that is a Significant Subsidiary, or

            (c) orders the liquidation of the Company or any Restricted Subsidiary that is a Significant Subsidiary,

            and the order or decree remains unstayed and in effect for 60 days, or

      (9) any Senior Guarantee of a Guarantor which is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Senior Guarantee and the Senior Indenture) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Senior Guarantee (other than by reason of release of a Guarantor from its Senior Guarantee in accordance with the terms of the Senior Indenture and the Senior Guarantee).

      A Default as described in subclause (3) above will not be deemed an Event of Default until the Senior Trustee notifies the Company, or the Holders of at least 25 percent in principal amount of the then outstanding Senior Notes notify the Company and the Senior Trustee, of the Default and (except in the case of a default with respect to covenants described under "Certain Covenants--Repurchase of Senior Notes upon Change of Control" and "Limitations on Mergers, Consolidations and Sales of Assets") the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such a Default is cured within such time period, it ceases.

      If an Event of Default (other than an Event of Default with respect to the Company resulting from subclauses (7) or (8) above), shall have occurred and be continuing under the Senior Indenture, the Senior Trustee by notice to the Company, or the Holders of at least 25 percent in principal amount of the Senior Notes then outstanding by notice to the Company and the Senior Trustee, may declare all Senior Notes to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Senior Notes will be due and payable immediately. If an Event of Default with respect to the Company specified in subclauses (7) or (8) above occurs, such an amount will IPSO FACTO become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder.

      The Holders of a majority in principal amount of the Senior Notes then outstanding by written notice to the Senior Trustee and the Company may waive any Default or Event of Default (other than any Default or Event of Default in payment of principal or interest) on the Senior Notes under the Senior Indenture. Holders of a majority in principal amount of the then outstanding Senior Notes may rescind an acceleration and its consequence (except an acceleration due to nonpayment of principal or interest on the Senior Notes) if the rescission would not conflict with any judgment or decree and if all existing Events of Default (other than the non-payment of accelerated principal) have been cured or waived.

      The Holders may not enforce the provisions of the Senior Indenture, the Senior Notes or the Senior Guarantees except as provided in the Senior Indenture. Subject to certain limitations, Holders of a majority in principal amount of the Senior Notes then outstanding may direct the Senior Trustee in its exercise of any trust or power, PROVIDED, HOWEVER, that such direction does not conflict with the terms of the Senior Indenture. The Trustee may withhold from the Holders notice of any continuing Default or Event of Default (except any Default or Event of Default in payment of principal or interest on the Senior Notes or that resulted from the failure to comply with the covenant entitled "Repurchase of Notes upon Change of Control") if the Senior Trustee determines that withholding such notice is in the Holders' interest.

      The Company is required to deliver to the Senior Trustee an annual statement regarding compliance with the Senior Indenture, and include in such statement, if any officer of the Company is aware of any Default or Event of Default, a statement specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. In addition, the Company is required to deliver to the Senior Trustee prompt written notice of the occurrence of any Default or Event of Default.

DEFEASANCE OF SENIOR INDENTURE

      The Senior Indenture permits the Issuer, the Company and the other Guarantors to terminate all of their respective obligations under the Senior Indenture with respect to the Senior Notes and the Senior Guarantees, other than the obligation to pay interest on and the principal of the Senior Notes and certain other obligations, at any time by

      o depositing in trust with the Senior Trustee, under an irrevocable trust agreement, money or U.S. government obligations in an amount sufficient to pay principal of and interest and liquidated damages, if any, on the Senior Notes to their maturity, and

      o complying with certain other conditions, including delivery to the Senior Trustee of an opinion of counsel or a ruling received from the Internal Revenue Service to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of such right and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case otherwise.

      In addition, the Senior Indenture permits the Company, the Issuer and the Guarantors to terminate all of their obligations under the Senior Indenture with respect to the Senior Notes and the Senior Guarantees (including the obligations to pay interest on and the principal of the Senior Notes and certain other obligations), at any time by

      o depositing in trust with the Senior Trustee, under an irrevocable trust agreement, money or U.S. government obligations in an amount sufficient to pay principal of and interest and liquidated damages, if any, on the Senior Notes to their maturity, and

      o complying with certain other conditions, including delivery to the Senior Trustee of an opinion of counsel or a ruling, received from the Internal Revenue Service, to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of such right and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case otherwise, which opinion of counsel is based upon a change in the applicable federal tax law since the date of the Senior Indenture.

DISCHARGE OF SENIOR INDENTURE

      The Issuer, the Company and the other Guarantors may terminate all of their respective obligations under the Senior Indenture with respect to the Senior Notes, the Senior Indenture and the Senior Guarantees, other than the obligation to pay interest on and the principal of the Senior Notes and certain other obligations to the Senior Trustee, if:

      o all Senior Notes previously authenticated and delivered, other than those destroyed, lost, replaced or stolen, those previously paid in accordance with the Senior Indenture or those for whose payment money or U.S. Government Obligations have been held in trust, have been delivered to the Senior Trustee for cancellation and the Issuer had paid all sums payable by it under the Senior Indenture; or

      o the Senior Notes mature within one year, or all of them are called for redemption within one year under arrangements satisfactory to the Senior Trustee for giving notice of redemption; the Issuer deposits in trust with the Senior Trustee, under an irrevocable trust agreement, money or U.S. government obligations in an amount sufficient to pay principal of and interest and liquidated damages, if any, on the Senior Notes to their maturity or redemption, as the case may be; no Default has occurred and is continuing on the date of the deposit and the deposit will not result in a breach or violation of, or constitute a default under the Senior Indenture or any other agreement binding the Issuer; and the Issuer delivers to the Senior Trustee an Officer's Certificate and an Opinion of Counsel, in each case, stating that all the conditions precedent provided in the Senior Indenture for satisfaction and discharge of the Senior Indenture have been complied with.

      In either case, the Senior Trustee, upon request, and at the expense of the Issuer, will provide written acknowledgement of the discharge of the Issuer's obligations under the Senior Notes and the Senior Indenture, except for certain surviving obligations.

TRANSFER AND EXCHANGE

      A Holder may transfer or Senior Notes only in accordance with the provisions of the Senior Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Senior Indenture.

AMENDMENT, SUPPLEMENT AND WAIVER

      Subject to certain exceptions, the Senior Indenture, the Senior Notes or the Senior Guarantees may be amended or supplemented with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Senior Notes) of the Holders of at least a majority in principal amount of the Senior Notes then outstanding, and any existing Default under, or compliance with any provision of the Senior Indenture may be waived (other than any continuing Default or Event of Default in the payment of interest on or the principal of the Senior Notes) with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Senior Notes) of the Holders of a majority in principal amount of the Senior Notes then outstanding. Without the consent of any Holder, the Company, the Issuer, the Guarantors and the Senior Trustee may amend or supplement the Senior Indenture, the Senior Notes or the Senior Guarantees to cure any ambiguity, defect or inconsistency; to comply with the "Limitations on Mergers, Consolidations and Sales of Assets" covenant set forth in the Senior Indenture; to provide for uncertificated Senior Notes in addition to or in place of Certificated Senior Notes; to make any change that does not adversely affect the legal rights of any Holder; to add a Guarantor; or to delete a Guarantor which, in accordance with the terms of the Senior Indenture, ceases to be liable on its Senior Guarantee.

      Without the consent of each Holder affected, the Company, the Issuer, the Guarantors and the Senior Trustee may not

      (1) reduce the amount of Senior Notes whose Holders must consent to an amendment, supplement or waiver,

      (2) reduce the rate of or change the time for payment of interest, including default interest, on any Senior Note,

      (3) reduce the principal of or change the fixed maturity of any Senior Note or alter the provisions (including related definitions) with respect to redemptions described under "Optional Redemption" or with respect to mandatory offers to repurchase Senior Notes described under "Limitations on Dispositions of Assets" or "Repurchase of Senior Notes upon Change of Control",

      (4) make any Senior Note payable in money other than that stated in the Senior Note,

      (5) make any change in the "Waiver of Past Defaults and Compliance with Indenture Provisions," "Rights of Holders to Receive Payment" or the "With Consent of Holders" sections set forth in the Senior Indenture,

      (6) modify the ranking or priority of the Senior Notes or any Senior Guarantee,

      (7) release any Guarantor from any of its obligations under its Senior Guarantee or the Senior Indenture otherwise than in accordance with the Senior Indenture, or

      (8) waive a continuing Default or Event of Default in the payment of principal of or interest on the Senior Notes.

      The right of any Holder to participate in any consent required or sought pursuant to any provision of the Senior Indenture (and our obligation to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Senior Notes with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Senior Indenture.

STATEMENT AS TO COMPLIANCE

      The Company must deliver to the Senior Trustee, within 120 days after the end of each fiscal year, a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of the Senior Indenture and the Senior Notes as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and, if a Default has come to their attention, specifying the nature and period of the existence thereof.

      The Company must also deliver to the Senior Trustee, on or prior to each Interest Payment Date, an Officer's Certificate setting forth the amount of Liquidated Damages, if any, the Issuer is required to pay on that Interest Payment Date. If no Liquidated Damages are required to be paid on a given Interest Payment Date, no Officer's Certificate is required to be delivered to the Senior Trustee for that Interest Payment Date.

GOVERNING LAW

      The Senior Indenture, the Senior Notes and the Senior Guarantees are governed by the laws of the State of New York.

DEFINITIONS OF CERTAIN TERMS USED IN THE SENIOR INDENTURE

      Set forth below is a summary of certain of the defined terms used in the Senior Indenture. Reference is made to the Senior Indenture for the full definition of all terms used in the Senior Indenture.

      "ACQUIRED INDEBTEDNESS" means (1) with respect to any Person that becomes a Restricted Subsidiary (or is merged into the Company, the Issuer or any Restricted Subsidiary) after the Issue Date, Indebtedness of such Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary (or is merged into the Company, the Issuer or any Restricted Subsidiary) that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary (or being merged into the Company, the Issuer or any Restricted Subsidiary) and (2) with respect to the Company, the Issuer or any Restricted Subsidiary, any Indebtedness expressly assumed by the Company, the Issuer or any Restricted Subsidiary in connection with the acquisition of any assets from another Person (other than the Company, the Issuer or any Restricted Subsidiary), which Indebtedness was not incurred by such other Person in connection with or in contemplation of such acquisition. Indebtedness incurred in connection with or in contemplation of any transaction described in clause (1) or (2) of the preceding sentence shall be deemed to have been incurred by the Company or a Restricted Subsidiary, as the case may be, at the time such Person becomes a Restricted Subsidiary (or is merged into the Company, the Issuer or any Restricted Subsidiary) in the case of clause (1) or at the time of the acquisition of such assets in the case of clause (2), but shall not be deemed Acquired Indebtedness.

      "AFFILIATE" means, when used with reference to a specified Person any Person direct or indirectly controlling, or controlled by or under direct or indirect common control with the Person specified.

      "ASSET ACQUISITION" means (1) an Investment by the Company, the Issuer or any Restricted Subsidiary in any other Person if, as a result of such Investment, such Person shall become a Restricted Subsidiary or shall be consolidated or merged with or into the Company, the Issuer or any Restricted Subsidiary or (2) the acquisition by the Company, the Issuer or any Restricted Subsidiary of the assets of any Person, which constitute all or substantially all of the assets or of an operating unit or line of business of such Person or which is otherwise outside the ordinary course of business.

      "ASSET DISPOSITION" means any sale, transfer, conveyance, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback or sale of shares of Capital Stock in any Subsidiary) (each, a "TRANSACTION") by the Company, the Issuer or any Restricted Subsidiary to any Person of any Property having a Fair Market Value in any transaction or series of related transactions of at least $5 million. The term "ASSET DISPOSITION" shall not include:

      (1) a transaction between the Company, the Issuer and any Restricted Subsidiary or a transaction between Restricted Subsidiaries,

      (2) a transaction in the ordinary course of business, including, without limitation, sales (directly or indirectly), dedications and other donations to governmental authorities, leases and sales and leasebacks of (A) homes, improved land and unimproved land and (B) real estate (including related amenities and improvements),

      (3) a transaction involving the sale of Capital Stock of, or the disposition of assets in, an Unrestricted Subsidiary,

      (4) any exchange or swap of assets of the Company, the Issuer or any Restricted Subsidiary for assets that (A) are to be used by the Company, the Issuer or any Restricted Subsidiary in the ordinary course of its Real Estate Business and (B) have a Fair Market Value not less than the Fair Market Value of the assets exchanged or swapped,

      (5) any sale, transfer, conveyance, lease or other disposition of assets and properties that is governed by the provisions relating to "Limitations on Mergers, Consolidation and Sales of Assets", or

      (6) dispositions of mortgage loans and related assets and mortgage-backed securities in the ordinary course of a mortgage lending business.

      "ATTRIBUTABLE DEBT" means, with respect to any Capitalized Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.

      "BANKRUPTCY LAW" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

      "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date, including, without limitation, all Disqualified Stock and Preferred Stock.

      "CAPITALIZED LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

      "CASH EQUIVALENTS" means

      (1)   U.S. dollars;

      (2) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof having maturities of one year or less from the date of acquisition;

      (3) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million;

      (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) entered into with any financial institution meeting the qualifications specified in clause (3) above;

      (5) commercial paper rated P-1, A-1 or the equivalent thereof by Moody's or S&P, respectively, and in each case maturing within six months after the date of acquisition; and

      (6) investments in money market funds substantially all of the assets of which consist of securities described in the foregoing clauses (1) through (5).

      "CHANGE OF CONTROL" means

      (1) any sale, lease or other transfer (in one transaction or a series of transactions) of all or substantially all of the consolidated assets of the Company and its Restricted Subsidiaries to any Person (other than a Restricted Subsidiary); PROVIDED, HOWEVER, that a transaction where the Holders of all classes of Common Equity of the Company immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of such Person immediately after such transaction shall not be a Change of Control;

      (2) a "person" or "group" (within the meaning of Section 13(d) of the Exchange Act (other than (x) the Company or (y) the Permitted Hovnanian Holders) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Common Equity of the Company representing more than 50% of the voting power of the Common Equity of the Company;

      (3) Continuing Directors cease to constitute at least a majority of the Board of Directors of the Company;

      (4) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; PROVIDED, HOWEVER, that a liquidation or dissolution of the Company which is part of a transaction that does not constitute a Change of Control under the proviso contained in clause (1) above shall not constitute a Change of Control; or

      (5) a change of control shall occur as defined in the instrument governing any publicly traded debt securities of the Company or the Issuer which requires the Company or the Issuer to repay or repurchase such debt securities.

      "COMMON EQUITY" of any Person means Capital Stock of such Person that is generally entitled to (1) vote in the election of directors of such Person or
(2) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

      "CONSOLIDATED ADJUSTED TANGIBLE ASSETS" of the Company as of any date means the Consolidated Tangible Assets of the Company, the Issuer and the Restricted Subsidiaries at the end of the fiscal quarter immediately preceding the date less any assets securing any Non-Recourse Indebtedness, as determined in accordance with GAAP.

      "CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" means, for any period Consolidated Net Income for such period plus (each to the extent deducted in calculating such Consolidated Net Income and determined in accordance with GAAP) the sum for such period, without duplication, of:

      (1)   income taxes,

      (2)   Consolidated Interest Expense,

      (3) depreciation and amortization expenses and other non-cash charges to earnings, and

      (4) interest and financing fees and expenses which were previously capitalized and which are amortized to cost of sales, MINUS all other non-cash items (other than the receipt of notes receivable) increasing such Consolidated Net Income.

      "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to any determination date, the ratio of (x) Consolidated Cash Flow Available for Fixed Charges for the prior four full fiscal quarters (the "FOUR QUARTER PERIOD") for which financial results have been reported immediately preceding the determination date (the "TRANSACTION DATE"), to (y) the aggregate Consolidated Interest Incurred for the Four Quarter Period. For purposes of this definition, "CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" and "CONSOLIDATED INTEREST INCURRED" shall be calculated after giving effect on a PRO FORMA basis for the period of such calculation to

      (1) the incurrence or the repayment, repurchase, defeasance or other discharge or the assumption by another Person that is not an Affiliate (collectively, "REPAYMENT") of any Indebtedness of the Company, the Issuer or any Restricted Subsidiary (and the application of the proceeds thereof) giving rise to the need to make such calculation, and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period, except that Indebtedness under revolving credit facilities shall be deemed to be the average daily balance of such Indebtedness during the Four Quarter Period (as reduced on such PRO FORMA basis by the application of any proceeds of the incurrence of Indebtedness giving rise to the need to make such calculation);

      (2) any Asset Disposition or Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company, the Issuer or any Restricted Subsidiary (including any Person that becomes a Restricted Subsidiary as a result of any such Asset Acquisition) incurring Acquired Indebtedness at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction
            Date), as if such Asset Disposition or Asset Acquisition (including the incurrence or repayment of any such Indebtedness) and the inclusion, notwithstanding clause (2) of the definition of "Consolidated Net Income," of any Consolidated Cash Flow Available for Fixed Charges associated with such Asset Acquisition as if it occurred on the first day of the Four Quarter Period; PROVIDED, HOWEVER, that the Consolidated Cash Flow Available for Fixed Charges associated with any Asset Acquisition shall not be included to the extent the net income so associated would be excluded pursuant to the definition of "Consolidated Net Income," other than clause (2) thereof, as if it applied to the Person or assets involved before they were acquired, and

      (3) the Consolidated Cash Flow Available for Fixed Charges and the Consolidated Interest Incurred attributable to discontinued operations, as determined in accordance with GAAP, shall be excluded.

      Furthermore, in calculating "Consolidated Cash Flow Available for Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio,"

            (a) interest on Indebtedness in respect of which a PRO FORMA calculation is required that is determined on a fluctuating basis as of the Transaction Date (including Indebtedness actually incurred on the Transaction Date) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate PER ANNUM equal to the rate of interest on such Indebtedness in effect on the Transaction Date, and

            (b) notwithstanding clause (a) above, interest on such Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Protection Agreements, shall be deemed to accrue at the rate PER ANNUM resulting after giving effect to the operation of such agreements.

      "CONSOLIDATED INTEREST EXPENSE" of the Company for any period means the Interest Expense of the Company, the Issuer and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

      "CONSOLIDATED INTEREST INCURRED" for any period means the Interest Incurred of the Company, the Issuer and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

      "CONSOLIDATED NET INCOME" for any period means the aggregate net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED that there will be excluded from such net income (loss) (to the extent otherwise included therein), without duplication:

      (1) the net income (or loss) of (x) any Unrestricted Subsidiary (other than a Mortgage Subsidiary) or (y) any Person (other than a Restricted Subsidiary or a Mortgage Subsidiary) in which any Person other than the Company, the Issuer or any Restricted Subsidiary has an ownership interest, except, in each case, to the extent that any such income has actually been received by the Company, the Issuer or any Restricted Subsidiary in the form of cash dividends or similar cash distributions during such period, which dividends or distributions are not in excess of the Company's, the Issuer's or such Restricted Subsidiary's (as applicable) PRO RATA share of such Unrestricted Subsidiary's or such other Person's net income earned during such period,

      (2) except to the extent includable in Consolidated Net Income pursuant to the foregoing clause (1), the net income (or loss) of any Person that accrued prior to the date that (a) such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company, the Issuer or any of its Restricted Subsidiaries (except, in the case of an Unrestricted Subsidiary that is redesignated a Restricted Subsidiary during such period, to the extent of its retained earnings from the beginning of such period to the date of such redesignation) or (b) the assets of such Person are acquired by the Company or any Restricted Subsidiary,

      (3) the net income of any Restricted Subsidiary to the extent that (but only so long as) the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary during such period,

      (4) the gains or losses, together with any related provision for taxes, realized during such period by the Company, the Issuer or any Restricted Subsidiary resulting from (a) the acquisition of securities, or extinguishment of Indebtedness, of the Company or any Restricted Subsidiary or (b) any Asset Disposition by the Company or any Restricted Subsidiary,

      (5) any extraordinary gain or loss together with any related provision for taxes, realized by the Company, the Issuer or any Restricted Subsidiary, and

      (6) any non-recurring expense recorded by the Company, the Issuer or any Restricted Subsidiary in connection with a merger accounted for as a "pooling-of-interests" transaction;

PROVIDED, FURTHER, that for purposes of calculating Consolidated Net Income solely as it relates to clause (3) of the first paragraph of the "Limitations on Restricted Payments" covenant, clause (4)(b) above shall not be applicable.

      "CONSOLIDATED NET WORTH" of any Person as of any date means the stockholders' equity (including any Preferred Stock that is classified as equity under GAAP, other than Disqualified Stock) of such Person and its Restricted Subsidiaries on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less any amount attributable to Unrestricted Subsidiaries.

      "CONSOLIDATED TANGIBLE ASSETS" of the Company as of any date means the total amount of assets of the Company, the Issuer and the Restricted Subsidiaries (less applicable reserves) on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less (1) Intangible Assets and (2) appropriate adjustments on account of minority interests of other Persons holding equity investments in Restricted Subsidiaries.

      "CONTINUING DIRECTOR" means a director who either was a member of the Board of Directors of the Company on the date of the Senior Indenture or who became a director of the Company subsequent to such date and whose election or nomination for election by the Company's stockholders, was duly approved by a majority of the Continuing Directors on the Board of Directors of the Company at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the entire Board of Directors of the Company in which such individual is named as nominee for director.

      "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "CREDIT FACILITIES" means, collectively, each of the credit facilities and lines of credit of the Company or one or more Restricted Subsidiaries in existence on the Issue Date and one or more other facilities and lines of credit among or between the Company or one or more Restricted Subsidiaries and one or more lenders pursuant to which the Company or one or more Restricted Subsidiaries may incur indebtedness for working capital and general corporate purposes (including acquisitions), as any such facility or line of credit may be amended, restated, supplemented or otherwise modified from time to time, and includes any agreement extending the maturity of, increasing the amount of, or restructuring, all or any portion of the Indebtedness under such facility or line of credit or any successor facilities or lines of credit and includes any facility or line of credit with one or more lenders refinancing or replacing all or any portion of the Indebtedness under such facility or line of credit or any successor facility or line of credit.

      "CURRENCY AGREEMENT" of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.

      "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

      "DEFAULT" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

      "DESIGNATION AMOUNT" has the meaning provided in the definition of Unrestricted Subsidiary.

      "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (1) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Senior Notes or (2) is convertible into or exchangeable or exercisable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (1) above, in each case, at any time prior to the final maturity date of the Senior Notes; PROVIDED, HOWEVER, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a change in control occurring prior to the final maturity date of the Senior Notes shall not constitute Disqualified Stock if the change in control provision applicable to such Capital Stock are no more favorable to such holders than the provisions described under the caption "Certain Covenants--Repurchase of Senior Notes upon Change of Control" and such Capital Stock specifically provides that the Company will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to the Company's repurchase of the Senior Notes as are required pursuant to the provisions described under the caption "Certain Covenants--Repurchase of Senior Notes upon Change of Control".

      "EVENT OF DEFAULT" has the meaning set forth in "Events of Default".

      "FAIR MARKET VALUE" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm's-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board of Directors of the Company or a duly authorized committee thereof, as evidenced by a resolution of such Board or committee.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on May 4, 1999.

      "GUARANTORS" means (i) initially, each of the Company's Subsidiaries, other than the Issuer, certain subsidiaries formerly engaged in the issuance of collateralized mortgage obligations, the Company's mortgage lending and title subsidiaries and a subsidiary holding and licensing the Hovnanian trade name and
(ii) each of the Company's Subsidiaries which becomes a Guarantor of the Senior Notes pursuant to the provisions of the Senior Indenture.

      "HOLDER" means the Person in whose name a Senior Note is registered in the books of the Registrar for the Senior Notes.

      "INDEBTEDNESS" of any Person means, without duplication,

      (1) any liability of such Person (a) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit or similar instrument issued for the benefit of or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (b) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of incurrence thereof is not required to be recorded as a liability in accordance with GAAP), or (c) in respect of Capitalized Lease Obligations (to the extent of the Attributable Debt in respect thereof),

      (2) any Indebtedness of others that such Person has guaranteed to the extent of the guarantee; PROVIDED, HOWEVER, that Indebtedness of the Company and its Restricted Subsidiaries will not include the obligations of the Company or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages at prices no greater than 98% of the principal amount thereof, and upon any such purchase the excess, if any, of the purchase price thereof over the Fair Market Value of the mortgages acquired, will constitute Restricted Payments subject to the "Limitations on Restricted Payments" covenant,

      (3) to the extent not otherwise included, the obligations of such Person under Currency Agreements or Interest Protection Agreements to the extent recorded as liabilities not constituting Interest

            Incurred, net of amounts recorded as assets in respect of such agreements, in accordance with GAAP, and

      (4) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

PROVIDED, that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (a) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (b) the maximum liability of such Person for any contingent obligations under clause (1) above at such date, net of an unamortized discount to be accounted for as Interest Expense in accordance with GAAP, and (c) in the case of clause (4) above, the lesser of (x) the fair market value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (y) the amount of the Indebtedness secured.

      "INTANGIBLE ASSETS" of the Company means all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, write-ups of assets over their prior carrying value (other than write-ups which occurred prior to the Issue Date and other than, in connection with the acquisition of an asset, the write-up of the value of such asset (within one year of its acquisition) to its fair market value in accordance with GAAP) and all other items which would be treated as intangible on the consolidated balance sheet of the Company, the Issuer and the Restricted Subsidiaries prepared in accordance with GAAP.

      "INTEREST EXPENSE" of any Person for any period means, without duplication, the aggregate amount of (i) interest which, in conformity with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such Person (including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs (but reduced by net gains) associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other noncash interest expense (other than interest and other charges amortized to cost of sales), and (ii) all interest actually paid by the Company or a Restricted Subsidiary under any guarantee of Indebtedness (including, without limitation, a guarantee of principal, interest or any combination thereof) of any Person other than the Company, the Issuer or any Restricted Subsidiary during such period; PROVIDED, that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.

      "INTEREST INCURRED" of any Person for any period means, without duplication, the aggregate amount of (1) Interest Expense and (2) all capitalized interest and amortized debt issuance costs.

      "INTEREST PROTECTION AGREEMENT" of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Debt permitted to be incurred under the Senior Indenture.

      "INVESTMENTS" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (ii) all Senior Guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments in any other Person (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

      "ISSUE DATE" means the date on which the Senior Notes are originally issued under the Senior Indenture.

      "LIEN" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

      "MARKETABLE SECURITIES" means (a) equity securities that are listed on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market and (b) debt securities that are rated by a nationally recognized rating agency, listed on the New York Stock Exchange or the American Stock Exchange or covered by at least two reputable market makers.

      "MOODY'S" means Moody's Investors Service, Inc. or any successor to its debt rating business.

      "MORTGAGE SUBSIDIARY" means any Subsidiary of the Company substantially all of whose operations consist of the mortgage lending business.

      "NET CASH PROCEEDS" means with respect to an Asset Disposition, cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise (including any cash received upon sale or disposition of such note or receivable), but only as and when received), excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the Property disposed of in such Asset Disposition or received in any other non-cash form unless and until such non-cash consideration is converted into cash therefrom, in each case, net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state and local taxes required to be accrued as a liability under GAAP as a consequence of such Asset Disposition, and in each case net of a reasonable reserve for the after-tax cost of any indemnification or other payments (fixed and contingent) attributable to the seller's indemnities or other obligations to the purchaser undertaken by the Company, the Issuer or any of its Restricted Subsidiaries in connection with such Asset Disposition, and net of all payments made on any Indebtedness which is secured by or relates to such Property, in accordance with the terms of any Lien or agreement upon or with respect to such Property or which must by its terms or by applicable law be repaid out of the proceeds from such Asset Disposition, and net of all contractually required distributions and payments made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Disposition.

      "NON-RECOURSE INDEBTEDNESS" with respect to any Person means Indebtedness of such Person for which (1) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 90 days after the acquisition of such property and (2) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness which is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (a) environmental warranties and indemnities, or (b) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics' liens.

      "PERMITTED HOVNANIAN HOLDERS" means, collectively, Kevork S. Hovnanian, Ara K. Hovnanian, the members of their immediate families, the respective estates, spouses, heirs, ancestors, lineal descendants, legatees and legal representatives of any of the foregoing and the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof, or any entity of which any of the foregoing, individually or collectively, beneficially own more than 50% of the Common Equity.

      "PERMITTED INDEBTEDNESS" means

      (1) Indebtedness under Credit Facilities which does not exceed $440 million principal amount outstanding at any one time;

      (2) Indebtedness in respect of obligations of the Company and its Subsidiaries to the trustees under indentures for debt securities;

      (3) intercompany debt obligations of (i) the Company to the Issuer, (ii) the Issuer to the Company, (iii) the Company or the Issuer to any Restricted Subsidiary and (iv) any Restricted Subsidiary to the Company or the Issuer or any other Restricted Subsidiary; provided, HOWEVER, that any Indebtedness of any Restricted Subsidiary or the Issuer or the Company owed to any Restricted Subsidiary or the Issuer that ceases to be a Restricted Subsidiary shall be deemed to be incurred and shall be treated as an incurrence for purposes of the first paragraph of the covenant described under "Limitations on Indebtedness" at the time the Restricted Subsidiary in question ceases to be a Restricted Subsidiary;

      (4) Indebtedness of the Company or the Issuer or any Restricted Subsidiary under any Currency Agreements or Interest Protection Agreements in a notional amount no greater than the payments due (at the time the related Currency Agreement or Interest Protection Agreement is entered into) with respect to the Indebtedness or currency being hedged;

      (5)   Purchase Money Indebtedness,

      (6)   Capitalized Lease Obligations;

      (7) obligations for, pledge of assets in respect of, and guaranties of, bond financings of political subdivisions or enterprises thereof in the ordinary course of business;

      (8) Indebtedness secured only by office buildings owned or occupied by the Company or any Restricted Subsidiary, which Indebtedness does not exceed $10 million aggregate principal amount outstanding at any one time;

      (9) Indebtedness under warehouse lines of credit, repurchase agreements and Indebtedness secured by mortgage loans and related assets of mortgage lending Subsidiaries in the ordinary course of a mortgage lending business; and

      (10) Indebtedness of the Company or any Restricted Subsidiary which, together with all other Indebtedness under this clause (10), does not exceed $30 million aggregate principal amount outstanding at any one time.

      "PERMITTED INVESTMENT" means

      (1)   Cash Equivalents;

      (2) any Investment in the Company, the Issuer or any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary as a result of such Investment or that is consolidated or merged with or into, or transfers all or substantially all of the assets of it or an operating unit or line of business to, the Company or a Restricted Subsidiary;

      (3) any receivables, loans or other consideration taken by the Company, the Issuer or any Restricted Subsidiary in connection with any asset sale otherwise permitted by the Senior Indenture;

      (4) Investments received in connection with any bankruptcy or reorganization proceeding, or as a result of foreclosure, perfection or enforcement of any Lien or any judgment or settlement of any Person in exchange for or satisfaction of Indebtedness or other obligations or other property received from such Person, or for other liabilities or obligations of such Person created, in accordance with the terms of the Senior Indenture;

      (5) Investments in Currency Agreements or Interest Protection Agreements described in the definition of Permitted Indebtedness;

      (6) any loan or advance to an executive officer, director or employee of the Company or any Restricted Subsidiary made in the ordinary course of business or in accordance with past practice; PROVIDED, HOWEVER, that any such loan or advance exceeding $1 million shall have been approved by the Board of Directors of the Company or a committee thereof consisting of disinterested members;

      (7) Investments in joint ventures in a Real Estate Business with unaffiliated third parties in an aggregate amount at any time outstanding not to exceed 10% of Consolidated Tangible Assets at such time;

      (8) Investments in interests in issuances of collateralized mortgage obligations, mortgages, mortgage loan servicing, or other mortgage related assets;

      (9) obligations of the Company or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages; and

      (10) Investments in an aggregate amount outstanding not to exceed $10 million.

      "PERMITTED LIENS" means

      (1) Liens for taxes, assessments or governmental or quasi-government charges or claims that (a) are not yet delinquent, (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required, or (c) encumber solely property abandoned or in the process of being abandoned,

(2) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other Liens imposed by law and arising in the ordinary course of business and with respect to amounts that, to the extent applicable, either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required,

(3) Liens (other than any Lien imposed by the Employer Retirement Income Security Act of 1974, as amended) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security,

(4) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, development obligations, progress payments, government contacts, utility services, developer's or other obligations to make on-site or off-site improvements and other obligations of like nature (exclusive of obligations for the payment of borrowed money but including the items referred to in the parenthetical in clause
            (1)(a) of the definition of "INDEBTEDNESS"), in each case incurred in the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

(5) attachment or judgment Liens not giving rise to a Default or an Event of Default,

(6) easements, dedications, assessment district or similar Liens in connection with municipal or special district financing, rights-of-way, restrictions, reservations and other similar charges, burdens, and other similar charges or encumbrances not materially interfering with the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

(7) zoning restrictions, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such real property in the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

(8) Liens securing Indebtedness incurred pursuant to clause (8) or (9) of the definition of Permitted Indebtedness,

(9) Liens securing Indebtedness of the Company, the Issuer or any Restricted Subsidiary permitted to be incurred under the Senior Indenture; provided, that the aggregate amount of all consolidated Indebtedness of the Company, the Issuer and the Restricted Subsidiaries (including, with respect to Capitalized Lease Obligations, the Attributable Debt in respect thereof) secured by Liens (other than Non-Recourse Indebtedness and Indebtedness incurred pursuant to clause (9) of the definition of Permitted Indebtedness) shall not exceed 40% of Consolidated Adjusted Tangible Assets at any one time outstanding (after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof),

(10) Liens securing Non-Recourse Indebtedness of the Company, the Issuer or any Restricted Subsidiary; provided, that such Liens apply only to the property financed out of the net proceeds of such Non-Recourse Indebtedness within 90 days after the incurrence of such Non-Recourse Indebtedness,

(11) Liens securing Purchase Money Indebtedness; provided that such Liens apply only to the property acquired, constructed or improved with the proceeds of such Purchase Money Indebtedness within 90 days after the incurrence of such Purchase Money Indebtedness,

(12) Liens on property or assets of the Company, the Issuer or any Restricted Subsidiary securing Indebtedness of the Company, the Issuer or any Restricted Subsidiary owing to the Company, the Issuer or one or more Restricted Subsidiaries,

(13) leases or subleases granted to others not materially interfering with the ordinary course of business of the Company and the Restricted Subsidiaries,

      (14) purchase money security interests (including, without limitation, Capitalized Lease Obligations); provided, that such Liens apply only to the Property acquired and the related Indebtedness is incurred within 90 days after the acquisition of such Property,

      (15) any right of first refusal, right of first offer, option, contract or other agreement to sell an asset; provided that such sale is not otherwise prohibited under the Senior Indenture,

      (16) any right of a lender or lenders to which the Company, the Issuer or a Restricted Subsidiary may be indebted to offset against, or appropriate and apply to the payment of such, Indebtedness any and all balances, credits, deposits, accounts or money of the Company, the Issuer or a Restricted Subsidiary with or held by such lender or lenders or its Affiliates,

      (17) any pledge or deposit of cash or property in conjunction with obtaining surety, performance, completion or payment bonds and letters of credit or other similar instruments or providing earnest money obligations, escrows or similar purpose undertakings or indemnifications in the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

      (18) Liens for homeowner and property owner association developments and assessments,

      (19) Liens securing Refinancing Indebtedness; provided, that such Liens extend only to the assets securing the Indebtedness being refinanced,

      (20) Liens incurred in the ordinary course of business as security for the obligations of the Company, the Issuer and the Restricted Subsidiaries with respect to indemnification in respect of title insurance providers,

      (21) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Subsidiary or acquired by the Company or its Subsidiaries,

      (22) Liens on property existing at the time of acquisition thereof by the Company or any Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition,

      (23) Liens existing on the Issue Date and any extensions, renewals or replacements thereof, and

      (24) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods.

      "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PREFERRED STOCK" of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

      "PROPERTY" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

      "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company, the Issuer or any Restricted Subsidiary incurred for the purpose of financing all or any part of the purchase price, or the cost of construction or improvement, of any property to be used in the ordinary course of business by the Company, the Issuer and the Restricted Subsidiaries; PROVIDED, HOWEVER, that (1) the aggregate principal amount of such Indebtedness shall not exceed such purchase price or cost and (2) such Indebtedness shall be incurred no later than 90 days after the acquisition of such property or completion of such construction or improvement.

      "QUALIFIED STOCK" means Capital Stock of the Company other than Disqualified Stock.

      "REAL ESTATE BUSINESS" means homebuilding, housing construction, real estate development or construction and related real estate activities, including the provision of mortgage financing or title insurance.

      "REFINANCING INDEBTEDNESS" means Indebtedness (to the extent not Permitted Indebtedness) that refunds, refinances or extends any Indebtedness of the Company, the Issuer or any Restricted Subsidiary (to the extent not Permitted Indebtedness) outstanding on the Issue Date or other Indebtedness (to the extent not Permitted Indebtedness) permitted to be incurred by the Company, the Issuer or any Restricted Subsidiary pursuant to the terms of the Senior Indenture, but only to the extent that

      (1) the Refinancing Indebtedness is subordinated, if at all, to the Senior Notes or the Senior Guarantees, as the case may be, to the same extent as the Indebtedness being refunded, refinanced or extended,

      (2) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refunded, refinanced or extended or (b) after the maturity date of the Senior Notes,

      (3) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Senior Notes has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the maturity date of the Senior Notes, and

      (4) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended.

      "RESTRICTED PAYMENT" means any of the following:

      (1) the declaration or payment of any dividend or any other distribution on Capital Stock of the Company, the Issuer or any Restricted Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company, the Issuer or any Restricted Subsidiary (other than (a) dividends or distributions payable solely in Qualified Stock and (b) in the case of the Issuer or Restricted Subsidiaries, dividends or distributions payable to the Company, the Issuer or a Restricted Subsidiary);

      (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company, the Issuer or any Restricted Subsidiary (other than a payment made to the Company, the Issuer or any Restricted Subsidiary); and

      (3) any Investment (other than any Permitted investment), including any Investment in an Unrestricted Subsidiary (including by the designation of a Subsidiary of the Company as an Unrestricted Subsidiary) and any amounts paid in accordance with clause (2) of the definition of Indebtedness.

      "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company which is not an Unrestricted Subsidiary.

      "S&P" means Standard and Poor's Ratings Group or any successor to its debt rating business. "Senior Guarantee" means the guarantee of the Senior Notes by the Company and each other Guarantor under the Senior Indenture.

      "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company which would constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act as in effect on the Issue Date.

      "SUBSIDIARY" of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions is at the time directly or indirectly owned or controlled by such Person.

      "TRUSTEE" means the party named as such above until a successor replaces such party in accordance with the applicable provisions of the Senior Indenture and thereafter means the successor serving hereunder.

      "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Company so designated by a resolution adopted by the Board of Directors of the Company or a duly authorized committee thereof as provided below; PROVIDED that (a) the holders of Indebtedness thereof do not have direct or indirect recourse against the Company, the Issuer or any Restricted Subsidiary, and neither the Company, the Issuer nor any Restricted Subsidiary otherwise has liability for, any payment obligations in respect of such Indebtedness (including any undertaking, agreement or instrument evidencing such Indebtedness), except, in each case, to the extent that the amount thereof constitutes a Restricted Payment permitted by the Senior Indenture, in the case of Non-Recourse Indebtedness, to the extent such recourse or liability is for the matters discussed in the last sentence of the definition of "Non-Recourse Indebtedness," or to the extent such Indebtedness is a guarantee by such Subsidiary of Indebtedness of the Company, the Issuer or a Restricted Subsidiary and (b) no holder of any Indebtedness of such Subsidiary shall have a right to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity as a result of a default on any Indebtedness of the Company, the Issuer or any Restricted Subsidiary. The Unrestricted Subsidiaries will be the following: Eastern National Title Insurance Agency, Inc., Eastern Title Agency, Inc., Founders Title Agency, Inc., Governor's Abstract Co., Inc., Hexter Fair Land Title Company I, Inc., Homebuyer's Mortgage, Inc., Hovnanian Financial Services I, Inc., Hovnanian Financial Services 11, Inc., Hovnanian Financial Services III, Inc., Hovnanian Financial Services IV, Inc., K. Hovnanian Investment Properties, Inc., K. Hovnanian Mortgage, Inc., Preston Grande Homes, Inc., Heritage Pines, L.L.C., Kings Crossing at Montgomery, L.L.C., Knox Creek, L.L.C., McKinley Court, L.L.C., Monticello Woods, L.L.C., New Homebuyers Title Co. (Virginia) L.L.C., New Homebuyers Title Company, L.L.C., Shadow Creek, L.L.C., Section 13 of the Hills, L.L.C., Title Group II, L.L.C., Town Homes at Montgomery, L.L.C., Westwood Hills, L.L.C., WH/PR Land Co., L.L.C., Athena Portfolio Investors, L.P., Beacon Manor Associates, L.P., Galleria Mortgage, L.P., Goodman Mortgage Investors, L.P., Parkway Development, Sovereign Group, L.P., and K. Hovnanian Venture I, L.L.C.

      Subject to the foregoing, the Board of Directors of the Company or a duly authorized committee thereof may designate any Subsidiary in addition to those named above to be an Unrestricted Subsidiary; PROVIDED, HOWEVER, that (1) the net amount (the "DESIGNATION AMOUNT") then outstanding of all previous Investments by the Company and the Restricted Subsidiaries in such Subsidiary will be deemed to be a Restricted Payment at the time of such designation and will reduce the amount available for Restricted Payments under the "Limitations on Restricted Payments" covenant set forth in the Senior Indenture, to the extent provided therein, (2) the Company must be permitted under the "Limitations on Restricted Payments" covenant set forth in the Senior Indenture to make the Restricted Payment deemed to have been made pursuant to clause (1), and (3) after giving effect to such designation, no Default or Event of Default shall have occurred or be continuing. In accordance with the foregoing, and not in limitation thereof, Investments made by any Person in any Subsidiary of such Person prior to such Person's merger with the Company or any Restricted Subsidiary (but not in contemplation or anticipation of such merger) shall not be counted as an Investment by the Company or such Restricted Subsidiary if such Subsidiary of such Person is designated as an Unrestricted Subsidiary.

      The Board of Directors of the Company or a duly authorized committee thereof may also redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary PROVIDED, HOWEVER, that (1) the Indebtedness of such Unrestricted Subsidiary as of the date of such redesignation could then be incurred under the "Limitations on Indebtedness" covenant and (2) immediately after giving effect to such redesignation and the incurrence of any such additional Indebtedness, the Company and the Restricted Subsidiaries could incur $1.00 of additional Indebtedness under the first paragraph of the "Limitations on Indebtedness" covenant. Any such designation or redesignation by the Board of Directors of the Company or a committee thereof will be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Board of Directors of the Company or a committee thereof giving effect to such designation or redesignation and an Officers' Certificate certifying that such designation or redesignation complied with the foregoing conditions and setting forth the underlying calculations of such Officers' Certificate. The designation of any Person as an Unrestricted Subsidiary shall be deemed to include a designation of all Subsidiaries of such Person as Unrestricted Subsidiaries; PROVIDED, HOWEVER, that the ownership of the general partnership interest (or a similar member's interest in a limited liability company) by an Unrestricted Subsidiary shall not cause a Subsidiary of the Company of which more than 95% of the equity interest is held by the Company or one or more Restricted Subsidiaries to be deemed an Unrestricted Subsidiary.

      "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness or portion thereof at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including, without limitation, payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the sum of all such payments described in clause (i)(a) above.

CONCERNING THE SENIOR TRUSTEE

      The Senior Indenture contains certain limitations on the rights of the Senior Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Senior Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest, as defined in the Senior Indenture, it must eliminate that conflict within 90 days, apply to the Securities and Exchange Commission for permission to continue or resign. The Senior Trustee is also trustee with respect to the Senior Subordinated Notes and the Issuer's 10 1/2% Senior Notes due 2007 and its 9 ?% Senior Notes due 2009.

      The Holders of a majority in principal amount of the outstanding Senior Notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Senior Trustee, subject to certain exceptions. The Senior Indenture provides that in case an Event of Default shall occur (which shall not be cured), the Senior Trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the Senior Trustee will be under no obligation to exercise any of its rights or powers under the Senior Indenture at the request of any holder of Senior Notes, unless that holder shall have offered to the Senior Trustee security and indemnity satisfactory to it against any loss, liability or expense.

ADDITIONAL INFORMATION

      Anyone who receives this prospectus may obtain a copy of the Senior Indenture and Senior Registration Rights Agreement without charge by writing to Hovnanian at 10 Highway 35, Red Bank, NJ 07701, Attention: Corporate Controller.

REGISTERED EXCHANGE OFFER; REGISTRATION RIGHTS; LIQUIDATED DAMAGES

      The Company, the Issuer, the other Guarantors and the initial purchasers of the outstanding Senior Notes entered into a registration rights agreement on March 26, 2002, which we refer to as the "Senior Registration Rights Agreement". Pursuant to the Senior Registration Rights Agreement, the Company, the Issuer and the Guarantors agreed to file with the Securities and Exchange Commission the Exchange Offer Registration Statement on the appropriate form under the Securities Act with respect to the Senior Notes. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer will offer to the Holders of Transfer Restricted Securities pursuant to the Exchange Offer who are able to make certain representations the opportunity to exchange their Transfer Restricted Securities for exchange Senior Notes. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the Senior Registration Rights Agreement.

      Under the Senior Registration Rights Agreement:

      (1) the Company, the Issuer and the other Guarantors agreed to file an Exchange Offer Registration Statement with the Securities and Exchange Commission on or prior to 90 days after the Closing Date;

      (2) the Company, the Issuer and the other Guarantors agreed to use their reasonable best efforts to have the Exchange Offer Registration Statement declared effective by the Securities and Exchange Commission on or prior to 150 days after the Closing Date;

      (3) unless the exchange offer would not be permitted by applicable law or Securities and Exchange Commission policy, the Company, the Issuer and the other Guarantors agreed to commence the exchange offer, keep the exchange offer open for a period of not less than 20 business days and use their reasonable best efforts to issue, on or prior to 30 business days after the date on which the exchange offer Registration Statement was declared effective by the Securities and Exchange Commission, exchange Senior Notes in exchange for all outstanding Senior Notes tendered prior thereto in the exchange offer; and

      (4) if obligated to file the Shelf Registration Statement, the Company, the Issuer and the other Guarantors will file the Shelf Registration Statement with the Securities and Exchange Commission on or prior to 30 days after that filing obligation arises and use their reasonable best efforts to cause the Shelf Registration to be declared effective by the Securities and Exchange Commission on or prior to 90 days after that obligation arises.

         In the event that:

       (1) the Issuer is not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Securities and Exchange Commission policy; or

       (2) any holder of Transfer Restricted Securities notifies the Issuer in writing prior to the 20th business day following consummation of the exchange offer that:

              (a) based on an opinion of counsel, it is prohibited by law or Securities and Exchange Commission policy from participating in the exchange offer; or

              (b) it is a broker-dealer and owns Senior Notes acquired directly from the Issuer,

the Company, the Issuer and the other Guarantors have agreed to file with the Securities and Exchange Commission a Shelf Registration Statement to cover resales of the Senior Notes by the Holders thereof who satisfy certain conditions relating to the provisions of information in connection with the Shelf Registration Statement.

       The Company, the Issuer and the other Guarantors have agreed to use their reasonable best efforts to cause the applicable registration statement to be declared effective as promptly as possible by the Securities and Exchange Commission.

       For purposes of the preceding, "Transfer Restricted Securities" means each:

       (1)    Senior Note, until the earliest to occur of:

              (a) the date on which that Senior Note is exchanged in the exchange offer for a New Senior Note which is entitled to be resold to the public by the holder thereof without complying with the prospectus delivery requirements of the Securities Act;

              (b) the date on which that Senior Note has been disposed of in accordance with a Shelf Registration Statement (and purchasers thereof have been issued New Senior Notes); or

              (c) the date on which that Senior Note is distributed to the public pursuant to Rule 144 under the Securities Act; and

       (2) New Senior Note issued to a broker-dealer until the date on which that New Senior Note is disposed of by that broker-dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the prospectus contained therein).

       The Company, the Issuer and the other Guarantors have agreed to pay liquidated damages to each holder of Senior Notes upon the occurrence of any of the following:

       (1) the Company, the Issuer and the other Guarantors fail to file any of the Registration Statements required by the Senior Registration Rights Agreement on or before the date specified for that filing;

       (2) any of such Registration Statement is not declared effective by the Securities and Exchange Commission on or prior to the date specified for that effectiveness, which we refer to as the "EFFECTIVENESS TARGET DATE";

       (3) the Issuer fails to consummate the exchange offer within 40 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement; or

       (4) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in the registration rights agreement.

       We refer to each event referred to in clauses (1) through (4) above as a "REGISTRATION DEFAULT".

       Such liquidated damages shall be:

       (1) with respect to the first 90-day period immediately following the occurrence of the first Registration Default, an amount equal to $.05 per week per $1,000 principal amount of Senior Notes held by that holder; and

       (2) an additional $.05 per week per $1,000 principal amount of Senior Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages for all Registration Defaults of $.25 per week per $1,000 principal amount of Senior Notes.

       All accrued liquidated damages will be paid on each Damages Payment Date to the Global Senior Note holder by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

       Holders of Senior Notes will be required to make certain representations to the Company, the Issuer and the other Guarantors, as described in the Senior Registration Rights Agreement, in order to participate in the Exchange Offer and will be required to deliver certain information to be used in connection with the Shelf Registration Statement and to provide comments on the Shelf Registration Statement within the time periods set forth in the registration rights agreement in order to have their Senior Notes included in the Shelf Registration Statement and benefit from the provisions regarding liquidated damages set forth above with respect to the Shelf Registration Statement.


                    8.875% SENIOR SUBORDINATED NOTES DUE 2012

GENERAL

       The outstanding Senior Subordinated Notes were issued under an indenture, which we refer to as the "Subordinated Indenture," dated as of March 26, 2002, among us, the Guarantors and Wachovia Bank, National Association, formerly known as First Union National Bank, as trustee, which we refer to as the "Subordinated Trustee." The terms of the Senior Subordinated Notes include those stated in the Subordinated Indenture and those made part of the Subordinated Indenture by reference to the Trust Indenture Act of 1939, as amended. The exchange Senior Subordinated Notes will be issued under the same Subordinated Indenture.

       This description of the exchange Senior Subordinated Notes contains definitions of terms, including those defined under the caption "--Definitions of Certain Terms Used in the Subordinated Indenture". The following discussion includes a summary description of certain material terms of the Subordinated Indenture, the Subordinated Registration Rights Agreement, and the exchange Senior Subordinated Notes. Because this is a summary, it does not include all of the information that is included in the Subordinated Indenture, the Subordinated Registration Rights Agreement, or the exchange Senior Subordinated Notes.

       You should read the Subordinated Indenture and the Subordinated Registration Rights Agreement carefully and in their entirety because they, and not this description, define your rights as Holders of the Senior Subordinated Notes. You may request copies of these documents at our address set forth under "Where You Can Find More Information".

       The outstanding Senior Subordinated Notes and the exchange Senior Subordinated Notes constitute a single series of debt securities under the Subordinated Indenture. If the exchange offer is consummated, Holders of Senior Subordinated Notes who do not exchange their Senior Subordinated Notes in the exchange offer will vote together with the Holders of the registered Senior Subordinated Notes for all relevant purposes under the Subordinated Indenture. Accordingly, when determining whether the required Holders have given notice, consent or waiver or taken any other action permitted under the Subordinated Indenture, any outstanding Senior Subordinated Notes that remain outstanding after the exchange offer will be aggregated with the registered Senior Subordinated Notes. All references herein to specified percentages in aggregate principal amount of Senior Subordinated Notes outstanding shall be deemed to mean, at any time after the Exchange Offer is consummated, percentages in aggregate principal amount of Senior Subordinated Notes and registered Senior Subordinated Notes outstanding. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the Subordinated Indenture.

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       The exchange Senior Subordinated Notes will bear interest at the rate PER
ANNUM shown on the cover page of this prospectus from the most recent date to which interest has been paid on the outstanding Senior Subordinated Notes or, if no interest has been paid on the outstanding Senior Subordinated Notes, from March 26, 2002. The applicable interest will be payable semi-annually on each April 1 and October 1, beginning October 1, 2002, to Holders of record at the close of business on March 15 or September 15, as the case may be, immediately preceding each such interest payment date. No interest will be paid on outstanding Senior Subordinated Notes following their acceptance for exchange. The exchange Senior Subordinated Notes will mature on April 1, 2012, and will be issued in denominations of $1,000 and integral multiples thereof.

       The exchange Senior Subordinated Notes are limited to an aggregate principal amount of $200.0 million. The exchange Senior Subordinated Notes are guaranteed by the Company and each of the other Guarantors pursuant to the guarantees, which we refer to collectively as the "--Subordinated Guarantees", described below.

RANKING

       The Senior Subordinated Notes will be our general unsecured senior subordinated obligations. This means that the payment of principal, premium and interest on, and all other amounts owing with respect to, the Senior Subordinated Notes is subordinated as set forth in the Subordinated Indenture to the prior payment in full in cash or cash equivalents of all existing and future Senior Indebtedness of the Issuer.

       The Subordinated Guarantees will be general unsecured senior subordinated obligations. The Subordinated Guarantees will be subordinated on the same basis to Senior Indebtedness of the Guarantors as the Senior Subordinated Notes are subordinated to Senior Indebtedness of the Issuer.

       At January 31, 2002, as adjusted to give effect to the transactions described under "Use of Proceeds" and the acquisition of The Forecast Group(R), L.P. on January 10, 2002, the Company, the Issuer and the other Guarantors would have had approximately $676.3 million, including the Senior Notes, of Indebtedness outstanding, of which $15.2 million would have been secured by certain real estate assets of the Company and the other Guarantors and $526.3 million of which would have been Senior Indebtedness.

EXECUTION AUTHENTICATION AND DELIVERY

       The Senior Subordinated Notes will be executed by facsimile or manual signature in the name and on behalf of the Issuer, by an Officer. If an Officer whose signature is on a Senior Subordinated Note no longer holds that office at the time the Senior Note is authenticated, the Senior Subordinated Note will still be valid.

       A Senior Subordinated Note will not be valid until the Subordinated Trustee manually signs the certificate of authentication on the Senior Subordinated Note. The signature will be conclusive evidence that the Senior Subordinated Note has been authenticated under the Subordinated Indenture. Unless limited by the terms of its appointment, an authenticating agent may authenticate the Senior Subordinated Notes whenever the Subordinated Trustee may do so. The Senior Subordinated Notes will be issuable in denominations of $1,000 and multiples thereof.

SUBORDINATION

       The Indebtedness evidenced by the Senior Subordinated Notes and the Subordinated Guarantees will be subordinate to the prior payment when due of the principal of and interest on all Senior Indebtedness of the Issuer and the Guarantors, respectively. Upon maturity of any Senior Indebtedness of the Issuer or any Guarantor, including by reason of acceleration, payment in full must be made on such Senior Indebtedness before any payment is made on or in respect of the Senior Subordinated Notes or the Subordinated Guarantee of such Guarantor. During the continuation of payment default with respect to any Senior Indebtedness of the Issuer or a Guarantor and upon written notice thereof to the Issuer and the Subordinated Trustee or upon acceleration of such senior Indebtedness, no direct or indirect payment may be made by the Issuer or such Guarantor with respect to the principal of or interest on the Senior Subordinated Notes or such Subordinated Guarantee or to repurchase or redeem any of the Senior Subordinated Notes. During the continuation of any non-payment default with respect to any Senior Indebtedness of the Issuer or a Guarantor pursuant to which the maturity thereof may be accelerated, no payment or distribution of any kind or character (excluding certain permitted equity or subordinated securities) may be made by the Issuer or such Guarantor on account of the principal of or premium, if any, or interest on, the Senior Subordinated Notes or such Subordinated Guarantee or the purchase, redemption or other acquisition of, any Senior Subordinated Notes for the period specified below (the "PAYMENT BLOCKAGE

PERIOD"). The Payment Blockage Period will commence upon the receipt of notice of the default by the Subordinated Trustee from the holders of Senior Indebtedness of the Issuer or a Guarantor or any representative of a holder of such Senior Indebtedness and shall end on the earlier of (i) 120 days thereafter, (ii) the date on which such default is cured, waived or ceases to exist or on which such Senior Indebtedness is discharged or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Issuer or to the Subordinated Trustee from the holders of such Senior Indebtedness or any representative of the holders of such Senior Indebtedness initiating such Payment Blockage Period, after which the Issuer or the Guarantor, as the case may be, shall promptly resume making any and all required payments in respect of the Senior Subordinated Notes or the applicable Subordinated Guarantee, including any missed payments. In no event will a Payment Blockage period extend beyond 120 days from the date of receipt by the Subordinated Trustee of the notice initiating such Payment Blockage period (the "INITIAL PERIOD"). Any number of additional Payment Blockage Periods may be commenced during the Initial Period; PROVIDED that no such additional period shall extend beyond the Initial Period. After the expiration of the Initial Period, no Payment Blockage Period with respect to any Subordinated Notes may be commenced on the basis of a non-payment default on the Senior Indebtedness which was the basis of a Payment Blockage Period commenced during the Initial Period until 270 consecutive days have elapsed after the end of the Initial Period. No non-payment event of default with respect to Senior Indebtedness of the Issuer or a Guarantor that existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Indebtedness of the Issuer or a Guarantor initiating such Payment Blockage Period and of which such Senior Indebtedness holder(s) are aware will be, or can be, made the basis for the commencement of a second Payment Blockage Period whether or not within the specified period, unless such event of default has been cured or waived for a period of not less than 90 consecutive days. If the Issuer fails to make any payment on any Senior Subordinated Notes when due or within any applicable grace period, whether or not on account of the payment blockage provisions referred to above, such failure would constitute an event of default under the Subordinated Indenture and would enable the Holders of such Senior Subordinated Notes to accelerate the maturity thereof. If any Guarantor fails to make any payment on any Subordinated Guarantee when due or within any applicable grace period, whether or not on account of the payment blockage provisions referred to above, such failure would constitute an event of default under the Subordinated Indenture and would enable the Holders of the Senior Subordinated Notes to accelerate the maturity thereof.

       Upon any distribution of assets of the Issuer or any Guarantor in any dissolution winding up, liquidation or reorganization of the Issuer or such Guarantor, payment of the principal of and premium, if any, and interest on Senior Subordinated Notes or the applicable Subordinated Guarantee will be subordinated to the extent and in the manner set forth in the Subordinated Indenture to the prior payment in full of all Senior Indebtedness of the Issuer or such Guarantor. Because of these subordination provisions, unless holders of Senior Indebtedness of the Issuer or such Guarantor are paid in full, holders of Senior Indebtedness of the Issuer or such Guarantor, including general creditors (other than certain trade creditors) of the Issuer will recover more, ratably, than Holders of the Senior Subordinated Notes.

       "SENIOR INDEBTEDNESS" of any Person means (i) all Indebtedness of such Person, (ii) lease obligations of such Person, (iii) all Indebtedness, secured or unsecured, in connection with the acquisition of any business by such Person,
(iv) all Indebtedness secured by an mortgage, lien, pledge, charge or encumbrance upon property owned by such Person and all Indebtedness secured in the manner specified in this clause (iv) even if such Person has not assumed or become liable for the payment thereof, (v) all customer deposits held in escrow accounts by such Person pending closing of the related sales, (vi) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person or otherwise representing the deferred and unpaid balance of the purchase price of any such property, including all indebtedness created or arising in the manner specified in this clause (vi) even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property, (vii) guarantees by such Person, direct or indirect, of any indebtedness of another Person of the types referred to in clauses (i) through (vi) and (viii) contingent obligations of such Person in respect of, or to purchase or otherwise acquire or be responsible or liable for through the purchase of products or services, irrespective of whether such products are delivered or such services are rendered, any such indebtedness referred to in clauses (i) through (vi); which indebtedness, lease obligation, deposit, guarantee or contingent obligation such Person has directly or indirectly created, incurred, assumed, guaranteed or otherwise become liable or responsible for, whether currently outstanding or hereafter created. All references to indebtedness include any renewals, extension, refundings, amendments and modifications of such indebtedness issued in exchange for such indebtedness PROVIDED, HOWEVER, THAT, with respect to the Issuer and the

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Guarantors, "Senior Indebtedness" does not include, without limitation: (a) the
Senior Subordinated Notes and the Subordinated Guarantees, (b) the 9 3/4% Subordinated Notes due 2005 of the Issuer and the guarantee thereof by the Guarantors, (c) accounts payable or any other indebtedness to trade creditors created or assumed by the Issuer or a Guarantor in the ordinary course of business in connection with the obtaining of materials or services, (d) any liability for federal, state, local to other taxes owned or owing by the Issuer or a Guarantor, and (e) any Indebtedness as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness is on a parity with or otherwise not superior in right of payment to the Senior Subordinated Notes or the Subordinated Guarantees, as applicable.

REDEMPTION

       Except as set forth below, the Senior Subordinated Notes will not be redeemable prior to April 1, 2007. Thereafter, the Issuer may redeem the Senior Notes, at its option, in whole at any time or in part from time to time. Redemption will be at the following redemption prices plus accrued and unpaid interest and liquidated damages, if any, to the redemption date, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the 12-month period commencing on April 1 of the years set forth below:

                                                           REDEMPTION
                 YEAR                                         PRICE
                 ----
                 2007...............................         104.000%
                 2008...............................         102.667%
                 2009...............................         101.333%
                 2010 and thereafter................         100.000%

       Selection of the Senior Subordinated Notes or portions thereof for redemption pursuant to the foregoing shall be made by the Subordinated Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable, subject to the procedures of The Depository Trust Company, unless such method is otherwise prohibited. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Subordinated Notes are to be redeemed at the registered address of such Holder. On and after the redemption date, interest ceases to accrue on the Senior Subordinated Notes or portions thereof called for redemption.

       There is no sinking fund for the Senior Subordinated Notes.

THE SUBORDINATED GUARANTEES

       Each of the Guarantors will, so long, in the case of a Restricted Subsidiary, as it remains a Restricted Subsidiary, unconditionally guarantee on a joint and several basis all of our obligations under the Senior Notes, including our obligations to pay principal, premium, if any, and interest with respect to the Senior Subordinated Notes. The obligations of each Guarantor other than the Company are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subordinated Guarantee or pursuant to its contribution obligations under the Subordinated Indenture, will result in the obligations of such Guarantor under its Subordinated Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor other than the Company that makes a payment or distribution under a Subordinated Guarantee shall be entitled to a contribution from each other Guarantor in an amount PRO RATA, based on the net assets of each Guarantor, determined in accordance with GAAP. Except as provided in "--Certain Covenants" below, the Company is not restricted from selling or otherwise disposing of any of the Guarantors.

       The Subordinated Indenture requires that each existing and future Restricted Subsidiary, other than KHL, Inc. and K. Hovnanian Poland, sp z.o.o., be a Guarantor. The Company is permitted to cause any Unrestricted Subsidiary to be a Guarantor.

       The Subordinated Indenture provides that if all or substantially all of the assets of any Guarantor other than the Company or all of the Capital Stock of any Guarantor other than the Company is sold, including by consolidation, merger, issuance or otherwise, or disposed of, including by liquidation, dissolution or otherwise, by the Company or any of its Subsidiaries, or, unless the Company elects otherwise, if any Guarantor other than the Company is designated an Unrestricted Subsidiary in accordance with the terms of the Subordinated Indenture, then such Guarantor, in the event of a sale or other disposition of all of the Capital Stock of such Guarantor or a designation as an Unrestricted Subsidiary, or the Person acquiring such assets, in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor, shall be deemed automatically and unconditionally released and discharged from any of its obligations under the Subordinated Indenture without any further action on the part of the Subordinated Trustee or any Holder of the Senior Subordinated Notes.

       An Unrestricted Subsidiary that is a Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under its Subordinated Guarantee upon notice from the Company to the Subordinated Trustee to such effect, without any further action required on the part of the Subordinated Trustee or any holder.

       A sale of assets or Capital Stock of a Guarantor may constitute an Asset Disposition subject to the "Limitations on Dispositions of Assets" covenant.

CERTAIN COVENANTS

       The following is a summary of certain covenants that are contained in the Subordinated Indenture. Such covenants are applicable, unless waived or amended as permitted by the Subordinated Indenture, so long as any of the Senior Subordinated Notes are outstanding or until the Senior Subordinated Notes are defeased or discharged pursuant to provisions described under "--Defeasance of Subordinated Indenture" or "--Discharge of Subordinated Indenture".

       REPURCHASE OF SENIOR SUBORDINATED NOTES UPON CHANGE OF CONTROL. In the event that there shall occur a Change of Control, each Holder of Senior Subordinated Notes shall have the right, at such holder's option, to require the Issuer to purchase all or any part of such Holder's Senior Subordinated Notes on a date, (the "REPURCHASE DATE") that is no later than 90 days after notice of the Change of Control, at 101% of the principal amount thereof plus accrued and unpaid interest and liquidated damages, if any, to the Repurchase Date.

       On or before the thirtieth day after any Change of Control, the Issuer is obligated to mail or cause to be mailed, to all Holders of record of Senior Subordinated Notes a notice regarding the Change of Control and the repurchase right. The notice shall state the Repurchase Date, the date by which the repurchase right must be exercised, the price for the Senior Subordinated Notes and the procedure which the Holder must follow to exercise such right. Substantially simultaneously with mailing of the notice, the Issuer shall cause a copy of such notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York. To exercise such right, the Holder of such Subordinated Note must deliver at least ten days prior to the Repurchase Date written notice to the Issuer (or an agent designated by the Issuer for such purpose) of the Holder's exercise of such right, together with the Subordinated Note with respect to which the right is being exercised, duly endorsed for transfer; PROVIDED, HOWEVER, that if mandated by applicable law, a Holder may be permitted to deliver such written notice nearer to the Repurchase Date than may be specified by the Issuer.

       The Issuer will comply with applicable law, including Section 14(e) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and Rule 14e-1 thereunder, if applicable, if the Issuer is required to give a notice of a right of repurchase as a result of a Change of Control.

       With respect to any disposition of assets, the phrase "all or substantially all" as used in the Subordinated Indenture (including as set forth under "Limitations on Mergers, Consolidations and Sales of Assets" below) varies according to the facts and circumstances of the subject transaction, has no clearly established meaning under New York law (which governs the Subordinated Indenture) and is subject to judicial interpretation. Accordingly, in certain circumstances there may be a degree of uncertainty in ascertaining whether a particular transaction would involve a disposition of "all or substantially all" of the assets of the Company, and therefore it may be unclear as to whether a Change of Control has occurred and whether the Holders have the right to require the Issuer to repurchase Senior Subordinated Notes.

       None of the provisions relating to a repurchase upon a Change of Control is waivable by the Board of Directors of the Issuer or the Company. The Company could, in the future, enter into certain transactions, including certain recapitalizations of the Company, that would not result in a Change of Control, but would increase the amount of Indebtedness outstanding at such time.

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       The Subordinated Indenture requires the payment of money for Senior
Subordinated Notes or portions thereof validly tendered to and accepted for payment by the Issuer pursuant to a Change of Control offer. In the event that a Change of Control has occurred under the Subordinated Indenture, a change of control will also have occurred under the Senior Indenture (as defined under "Description of the Exchange Notes -- 8.000% Senior Notes due 2012" above) and under the indentures governing the Issuer's 10 1/2% Senior Notes due 2007, 9?% Senior Notes due 2009 and under the Revolving Credit Facility and the Term Loan Facility. If a Change of Control were to occur, there can be no assurance that the Issuer would have sufficient funds to pay the purchase price for all Senior Subordinated Notes and amounts due under other Indebtedness that the Company may be required to repurchase or repay or that the Company or the other Guarantors would be able to make such payments. In the event that the Issuer were required to purchase outstanding Senior Subordinated Notes pursuant to a Change of Control offer, the Company expects that it would need to seek third-party financing to the extent it does not have available funds to enable the Issuer to meet its purchase obligations. However, there can be no assurance that the Company would be able to obtain such financing.

       Failure by the Issuer to purchase the Senior Subordinated Notes when required upon a Change of Control will result in an Event of Default with respect to the Senior Subordinated Notes.

       These provisions could have the effect of deterring hostile or friendly acquisitions of the Company where the Person attempting the acquisition views itself as unable to finance the purchase of the principal amount of Senior Subordinated Notes which may be tendered to the Company upon the occurrence of a Change of Control.

       LIMITATIONS ON INDEBTEDNESS. The Subordinated Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary, directly or indirectly, to create, incur, assume, become liable for or guarantee the payment of (which we refer to collectively as an "INCURRENCE") any Indebtedness (including Acquired Indebtedness) unless, after giving effect thereto and the application of the proceeds therefrom, the Consolidated Fixed Charge Coverage Ratio on the date thereof would be at least 2.0 to 1.0.

       Notwithstanding the foregoing, the provisions of the Subordinated Indenture will not prevent the incurrence of:

       (1)    Permitted Indebtedness,

       (2)    Refinancing Indebtedness,

       (3)    Non-Recourse Indebtedness,

       (4) any Subordinated Guarantee of Indebtedness represented by the Senior Subordinated Notes, and

       (5) any guarantee of Indebtedness incurred under Credit Facilities in compliance with the Subordinated Indenture.

       For purposes of determining compliance with this covenant, in the event that an item of Indebtedness may be incurred through the first paragraph of this covenant or by meeting the criteria of one or more of the types of Indebtedness described in the second paragraph of this covenant (or the definitions of the terms used therein) the Company, in its sole discretion,

       (1) may classify such item of Indebtedness under and comply with either of such paragraphs, or any of such definitions, as applicable,

       (2) may classify and divide such item of Indebtedness into more than one of such paragraphs, or definitions, as applicable, and

       (3) may elect to comply with such paragraphs (or definitions), as applicable, in any order.

       The Company and the Issuer will not, and will not cause or permit any Guarantor to, directly or indirectly, in any event incur any Indebtedness that purports to be by its terms (or by the terms of any agreement governing such Indebtedness) subordinated to any other Indebtedness of the Company or of such Guarantor, as the case may be, unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinated to the Senior Subordinated Notes or the Subordinated Guarantee of such Guarantor, as the case may be, to the same extent and in the same manner as such Indebtedness is subordinated to such other Indebtedness of the Company or such Guarantor, as the case may be.

       LIMITATIONS ON RESTRICTED PAYMENTS. The Subordinated Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment unless:

       (1) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

       (2) immediately after giving effect to such Restricted Payment, the Company could incur at least $1.00 of Indebtedness pursuant to the first paragraph of the "Limitations on Indebtedness" covenant; and

       (3) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments (including the Fair Market Value of any non-cash Restricted Payment) declared or made after May 4, 1999 does not exceed the sum of:

              (a) 50% of the Consolidated Net Income of the Company on a cumulative basis during the period taken as one accounting period) from and including February 1, 1999 and ending on the last day of the Company's fiscal quarter immediately preceding the date of such Restricted Payment (or in the event such Consolidated Net Income shall be a deficit, MINUS 100% of such deficit), PLUS

              (b) 100% of the aggregate net cash proceeds of and the Fair Market Value of Property received by the Company from (1) any capital contribution to the Company after February 1, 1999 or any issue or sale after February 1, 1999 of Qualified Stock (other than to any Subsidiary of the Company) and (2) the issue or sale after February 1, 1999 of any Indebtedness or other securities of the Company convertible into or exercisable for Qualified Stock of the Company that have been so converted or exercised, as the case may be, PLUS

              (c) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after May 4, 1999, an amount (to the extent not included in the calculation of Consolidated Net Income referred to in (a)) equal to the lesser of (x) the return of capital with respect to such Investment (including by dividend, distribution or sale of Capital Stock) and (y) the amount of such Investment that was treated as a Restricted Payment, in either case, less the cost of the disposition or repayment of such Investment (to the extent not included in the calculation of Consolidated Net Income referred to in (a)), PLUS

              (d) with respect to any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary after May 4, 1999, in accordance with the definition of Unrestricted Subsidiary (so long as the designation of such Subsidiary as an Unrestricted Subsidiary was treated as a Restricted Payment made after the Issue Date, and only to the extent not included in the calculation of Consolidated Net Income referred to in (a)), an amount equal to the lesser of (x) the proportionate interest of the Company or a Restricted Subsidiary in an amount equal to the excess of (I) the total assets of such Subsidiary, valued on an aggregate basis at the lesser of book value and Fair Market Value thereof, over (II) the total liabilities of such Subsidiary, determined in accordance with GAAP, and (y) the Designation Amount at the time of such Subsidiary's designation as an Unrestricted Subsidiary, PLUS

              (e)    $17 million, MINUS

              (f) the aggregate amount of all Restricted Payments (other than Restricted Payments referred to in clause (C) of the immediately succeeding paragraph) made after February 1, 1999 through May 4, 1999.

       The foregoing clauses (2) and (3) will not prohibit:

       (A) the payment of any dividend within 60 days of its declaration if such dividend could have been made on the date of its declaration without violation of the provisions of the Subordinated Indenture;

       (B) the repurchase, redemption or retirement of any shares of Capital Stock of the Company in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, other shares of Qualified Stock; and

       (C) the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock, of the Company or any Subsidiary held by officers or employees or former officers or employees of the Company or any Subsidiary (or their estates or beneficiaries under their estates) not to exceed $10 million in the aggregate since May 4, 1999;

PROVIDED, HOWEVER, that each Restricted Payment described in clauses (A) and (B) of this sentence shall be taken into account for purposes of computing the aggregate amount of all Restricted Payments pursuant to clause (3) of the immediately preceding paragraph.

       For purposes of determining the aggregate and permitted amounts of Restricted Payments made, the amount of any guarantee of any Investment in any Person that was initially treated as a Restricted Payment and which was subsequently terminated or expired, net of any amounts paid by the Company or any Restricted Subsidiary in respect of such guarantee, shall be deducted.

       In determining the "Fair Market Value of Property" for purposes of clause
(3) of the first paragraph of this covenant, Property other than cash, Cash Equivalents and Marketable Securities shall be deemed to be equal in value to the "equity value" of the Capital Stock or other securities issued in exchange therefor. The equity value of such Capital Stock or other securities shall be equal to (i) the number of shares of Common Equity issued in the transaction (or issuable upon conversion or exercise of the Capital Stock or other securities issued in the transaction) multiplied by the closing sale price of the Common Equity on its principal market on the date of the transaction (less, in the case of Capital Stock or other securities which require the payment of consideration at the time of conversion or exercise, the aggregate consideration payable thereupon) or (ii) if the Common Equity is not then traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market, or if the Capital Stock or other securities issued in the transaction do not consist of Common Equity (or Capital Stock or other securities convertible into or exercisable for Common Equity), the value (if more than $10 million) of such Capital Stock or other securities as determined by a nationally recognized investment banking firm retained by the Board of Directors of the Company.

       LIMITATIONS ON TRANSACTIONS WITH AFFILIATES. The Subordinated Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or otherwise dispose of any property or assets to or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, any Affiliate of the Company or any Affiliate of any of the Company's Subsidiaries or any holder of 10% or more of the Common Equity of the Company (including any Affiliates of such holders), in a single transaction or series of related transactions (each, an "AFFILIATE TRANSACTION"), except for any Affiliate Transaction the terms of which are at least as favorable as the terms which could be obtained by the Company, the Issuer or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm's length basis with Persons who are not such a holder, an Affiliate of such a holder or an Affiliate of the Company or any of the Company's Subsidiaries.

       In addition, the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, enter into an Affiliate Transaction unless:

       (1) with respect to any such Affiliate Transaction involving or having a value of more than $1 million, the Company shall have (x) obtained the approval of a majority of the Board of Directors of the Company and (y) either obtained the approval of a majority of the Company's disinterested directors or obtained an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to the Company, the Issuer or such Restricted Subsidiary, as the case may be, from a financial point of view, and

       (2) with respect to any such Affiliate Transaction involving or having a value of more than $10 million, the Company shall have (x) obtained the approval of a majority of the Board of Directors of the Company and (y) delivered to the Trustee an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to the Company, the Issuer or such Restricted Subsidiary, as the case may be, from a financial point of view.

       The Subordinated Indenture also provides that notwithstanding the foregoing, an Affiliate Transaction will not include:


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       (1)    any contract, agreement or understanding with, or for the benefit of, or plan for the benefit of, employees of the Company or its Subsidiaries generally (in their capacities as such) that has been approved by the Board of Directors of the Company,

       (2) Capital Stock issuances to directors, officers and employees of the Company or its Subsidiaries pursuant to plans approved by the stockholders of the Company,

       (3) any Restricted Payment otherwise permitted under the "Limitations on Restricted Payments" covenant,

       (4) any transaction between or among the Company and one or more Restricted Subsidiaries or between or among Restricted Subsidiaries (PROVIDED, HOWEVER, no such transaction shall involve any other Affiliate of the Company (other than an Unrestricted Subsidiary to the extent the applicable amount constitutes a Restricted Payment permitted by the Subordinated Indenture)),

       (5) any transaction between one or more Restricted Subsidiaries and one or more Unrestricted Subsidiaries where all of the payments to, or other benefits conferred upon, such Unrestricted Subsidiaries are substantially contemporaneously dividended, or otherwise distributed or transferred without charge, to the Company or a Restricted Subsidiary,

       (6) issuances, sales or other transfers or dispositions of mortgages and collateralized mortgage obligations in the ordinary course of business between Restricted Subsidiaries and Unrestricted Subsidiaries of the Company, and

       (7) the payment of reasonable and customary fees to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company, the Issuer or any Restricted Subsidiary.

       LIMITATIONS ON DISPOSITIONS OF ASSETS. The Subordinated Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, make any Asset Disposition unless:

              (A) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the Fair Market Value thereof, and

              (B) not less than 70% of the consideration received by the Company (or such Restricted Subsidiary, as the case may be) is in the form of cash, Cash Equivalents and Marketable Securities.

       The amount of (1) any Indebtedness (other than any Indebtedness subordinated to the Senior Subordinated Notes) of the Company or any Restricted Subsidiary that is actually assumed by the transferee in such Asset Disposition and (2) the fair market value (as determined in good faith by the Board of Directors of the Company) of any property or assets received that are used or useful in a Real Estate Business, shall be deemed to be consideration required by clause (B) above for purposes of determining the percentage of such consideration received by the Company or the Restricted Subsidiaries.

       The Net Cash Proceeds of an Asset Disposition shall, within one year, at the Company's election, (a) be used by the Company or a Restricted Subsidiary in the business of the construction and sale of homes conducted by the Company and the Restricted Subsidiaries or any other business of the Company or a Restricted Subsidiary existing at the time of such Asset Disposition, (b) be used to repay Senior Indebtedness of the Issuer or any Guarantor or (c) to the extent not so used, be applied to make a Net Cash Proceeds offer for the Senior Subordinated Notes and, if the Company or a Restricted Subsidiary elects or is required to do so repay, purchase or redeem any other unsubordinated Indebtedness (on a PRO RATA basis if the amount available for such repayment, purchase or redemption is less than the aggregate amount of (1) the principal amount of the Senior Subordinated Notes tendered in such Net Cash Proceeds Offer and (2) the lesser of the principal amount, or accreted value, of such other unsubordinated Indebtedness, plus, in each case accrued interest to the date of repayment, purchase or redemption) at 100% of the principal amount or accreted value thereof, as the case may be, plus accrued and unpaid interest and liquidated damages, if any, to the date of repurchase or repayment.

       Notwithstanding the foregoing, (A) the Company will not be required to apply such Net Cash Proceeds to the repurchase of Senior Subordinated Notes in accordance with clause (c) of the preceding sentence except to the extent that such Net Cash Proceeds, together with the aggregate Net Cash Proceeds of prior Asset Dispositions (other than those so used) which have not been applied in accordance with this provision and as to which no prior


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Net Cash Proceeds offer shall have been made, exceed 5% of Consolidated Tangible
Assets and (B) in connection with an Asset Disposition, the Company and the Restricted Subsidiaries will not be required to comply with the requirements of clause (B) of the first sentence of the first paragraph of this covenant to the extent that the non-cash consideration received in connection with such Asset Disposition, together with the sum of all non-cash consideration received in connection with all prior Asset Dispositions that has not yet been converted into cash, does not exceed 5% of Consolidated Tangible Assets; PROVIDED, HOWEVER, that when any non-cash consideration is converted into cash, such cash shall constitute Net Cash Proceeds and be subject to the preceding sentence.

       LIMITATIONS ON LIENS. The Subordinated Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens, other than Permitted Liens, on any of its Property, or on any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, which secures indebtedness other than Senior Indebtedness unless contemporaneously therewith or prior thereto all payments due under the Subordinated Indenture and the Senior Subordinated Notes are secured on an equal and ratable basis with the obligation or liability so secured until such time as such indebtedness is no longer secured by a Lien.

       LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS. The Company and the Issuer will not, and will not cause or permit any Guarantor to, incur any Indebtedness that is subordinate in right of payment to any Senior Indebtedness unless such Indebtedness is PARI PASSU with, or subordinated in right of payment to, the Subordinated Notes or any Subordinated Note Guarantee; PROVIDED that the foregoing limitation shall not apply to distinctions between categories of Senior Indebtedness that exist by reason of any Liens or guarantees arising or created in respect of some but not all such Senior Indebtedness or priorities of paydown, from proceeds of collateral or otherwise, among classes or tranches of any issue of Senior Indebtedness.

       LIMITATIONS ON RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES. The Subordinated Indenture provides that the Company and the Issuer will not, and will not cause or permit any Restricted Subsidiary to, create, assume or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than encumbrances or restrictions imposed by law or by judicial or regulatory action or by provisions of agreements that restrict the assignability thereof) on the ability of any Restricted Subsidiary to:

       (1) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any other Restricted Subsidiary, or pay interest on or principal of any Indebtedness owed to the Company or any other Restricted Subsidiary,

       (2) make loans or advances to the Company or any other Restricted Subsidiary, or

       (3) transfer any of its property or assets to the Company or any other Restricted Subsidiary, except for:

              (a) encumbrances or restrictions existing under or by reason of applicable law,

              (b) contractual encumbrances or restrictions in effect on the Issue Date and any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such contractual encumbrances or restrictions, as in effect on May 4, 1999,

              (c) any restrictions or encumbrances arising under Acquired Indebtedness; provided, that such encumbrance or restriction applies only to either the assets that were subject to the restriction or encumbrance at the time of the acquisition or the obligor on such Indebtedness and its Subsidiaries prior to such acquisition,

              (d) any restrictions or encumbrances arising in connection with Refinancing Indebtedness; PROVIDED, HOWEVER, that any restrictions and encumbrances of the type described in this clause (d) that arise under such Refinancing Indebtedness shall not be materially more restrictive or apply to additional assets than those under the agreement creating or evidencing the Indebtedness being refunded, refinanced, replaced or extended,


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              (e)    any Permitted Lien, or any other agreement restricting the sale or other disposition of property, securing Indebtedness permitted by the Subordinated Indenture if such Permitted Lien or agreement does not expressly restrict the ability of a Subsidiary of the Company to pay dividends or make or repay loans or advances prior to default thereunder,

              (f) reasonable and customary borrowing base covenants set forth in agreements evidencing Indebtedness otherwise permitted by the Subordinated Indenture,

              (g) customary non-assignment provisions in leases, licenses, encumbrances, contracts or similar assets entered into or acquired in the ordinary course of business,

              (h) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition,

              (i) encumbrances or restrictions existing under or by reason of the Subordinated Indenture or the Senior Subordinated Notes,

              (j) purchase money obligations that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph,

              (k) Liens permitted under the Subordinated Indenture securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien,

              (l) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, assets sale agreements, stock sale agreements and other similar agreements,

              (m) customary provisions of any franchise, distribution or similar agreements,

              (n) restrictions on cash or other deposits or net worth imposed by contracts entered into in the ordinary course of business, and

              (o) any encumbrance or restrictions of the type referred to in clauses (1), (2) or (3) of the first paragraph of this section imposed by any amendments, modifications, restatements, renewals, supplements, refinancings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (n) of this paragraph, provided that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company's Board of Directors, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing.

       LIMITATIONS ON MERGERS, CONSOLIDATIONS AND SALES OF ASSETS. The Subordinated Indenture provides that neither the Issuer nor any Guarantor will consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), or assign any of its obligations under the Senior Subordinated Notes, the Subordinated Guarantees or the Subordinated Indenture (as an entirety or substantially as an entirety in one transaction or in a series of related transactions), to any Person (in each case other than in a transaction in which the Company, the Issuer or a Restricted Subsidiary is the survivor of a consolidation or merger, or the transferee in a sale, lease, conveyance or other disposition) unless:

       (1) the Person formed by or surviving such consolidation or merger (if other than the Company, the Issuer or the Guarantor, as the case may be), or to which such sale, lease, conveyance or other disposition or assignment will be made (collectively, the "SUCCESSOR"), is a corporation or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all of the obligations of the Company, the Issuer or the Guarantor, as the case may be, under the Senior Subordinated Notes or a Subordinated Guarantee, as the case may be, and the Subordinated Indenture,

       (2) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing, and


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       (3)    immediately after giving effect to such transaction, the Company
              (or its Successor) could incur at least $1.00 of Indebtedness pursuant to the first paragraph of the "Limitation on Indebtedness" covenant.

       The foregoing provisions shall not apply to:

              o a transaction involving the sale or disposition of Capital Stock of a Guarantor, or the consolidation or merger of a Guarantor, or the sale, lease, conveyance or other disposition of all or substantially all of the assets of a Guarantor, that in any such case results in such Guarantor being released from its Subordinated Guarantee as provided under "--The Subordinated Guarantees" above, or

              o a transaction the purpose of which is to change the state of incorporation of the Company, the Issuer or any Guarantor.

       REPORTS TO HOLDERS OF SENIOR SUBORDINATED NOTES. The Company shall file with the Commission the annual reports and the information, documents and other reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall file with the Trustee and mail to each holder of record of Senior Subordinated Notes such reports, information and documents within 15 days after it files them with the Commission. In the event that the Company is no longer subject to these periodic requirements of the Exchange Act, it will nonetheless continue to file reports with the Commission and the Subordinated Trustee and mail such reports to each holder of Senior Subordinated Notes as if it were subject to such reporting requirements. Regardless of whether the Company is required to furnish such reports to its stockholders pursuant to the Exchange Act, the Company will cause its consolidated financial statements and a "Management's Discussion and Analysis of Results of Operations and Financial Condition" written report, similar to those that would have been required to appear in annual or quarterly reports, to be delivered to Holders of Senior Subordinated Notes.

EVENTS OF DEFAULT

       The following are Events of Default under the Subordinated Indenture:

       (1) the failure by the Company, the Issuer and the Guarantors to pay interest on, or liquidated damages with respect to, any Note when the same becomes due and payable and the continuance of any such failure for a period of 30 days;

       (2) the failure by the Company, the Issuer and the Guarantors to pay the principal or premium of any Subordinated Note when the same becomes due and payable at maturity, upon acceleration or otherwise;

       (3) the failure by the Company, the Issuer or any Restricted Subsidiary to comply with any of its agreements or covenants in, or provisions of, the Senior Subordinated Notes, the Subordinated Guarantees or the Subordinated Indenture and such failure continues for the period and after the notice specified below (except in the case of a default under covenants described under "Certain Covenants--Repurchase of Senior Subordinated Notes upon Change of Control" and "Limitations on Mergers, Consolidations and Sales of Assets," which will constitute Events of Default with notice but without passage of time);

       (4) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Company, the Issuer or any Restricted Subsidiary that has an outstanding principal amount of $10 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;

       (5) the failure by the Company, the Issuer or any Restricted Subsidiary to make any principal or interest payment in an amount of $10 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Restricted Subsidiary within 30 days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

       (6) a final judgment or judgments that exceed $10 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction


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              against the Company, the Issuer or any of its Restricted
              Subsidiaries and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

       (7) the Company or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy
              Law:

              (a)    commences a voluntary case,

              (b) consents to the entry of an order for relief against it in an involuntary case,

              (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

              (d)    makes a general assignment for the benefit of creditors.

       (8) A court of competent jurisdiction enters an order or decree under any Bankruptcy law that:

              (a) is for relief against the Company or any Restricted Subsidiary that is a Significant Subsidiary as debtor in an involuntary case,

              (b) appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary or a Custodian for all or substantially all of the property of the Company or any Restricted Subsidiary that is a Significant Subsidiary, or

              (c) orders the liquidation of the Company or any Restricted Subsidiary that is a Significant Subsidiary,

              and the order remains unstayed and in effect for 60 days or

       (9) any Subordinated Guarantee of a Guarantor which is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Subordinated Guarantee and the Subordinated Indenture) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Subordinated Guarantee (other than by reason of release of a Guarantor from its Subordinated Guarantee in accordance with the terms of the Subordinated Indenture and the Subordinated Guarantee).

       A Default as described in subclause (3) above will not be deemed an Event of Default until the Subordinated Trustee notifies the Company, or the Holders of at least 25 percent in principal amount of the then outstanding Senior Subordinated Notes notify the Company and the Trustee, of the Default and (except in the case of a default with respect to covenants described under "Certain Covenants--Repurchase of Senior Subordinated Notes upon Change of Control" and "Limitations on Mergers, Consolidations and Sales of Assets") the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such a Default is cured within such time period, it ceases.

       If an Event of Default (other than an Event of Default with respect to the Company resulting from subclauses (7) or (8) above), shall have occurred and be continuing under the Subordinated Indenture, the Subordinated Trustee by notice to the Company, or the Holders of at least 25 percent in principal amount of the Senior Subordinated Notes then outstanding by notice to the Company and the Subordinated Trustee, may declare all Senior Subordinated Notes to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Senior Subordinated Notes will be due and payable immediately. If an Event of Default with respect to the Company specified in subclauses (7) or (8) above occurs, such an amount will IPSO FACTO become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder.

       The Holders of a majority in principal amount of the Senior Subordinated Notes then outstanding by written notice to the Subordinated Trustee and the Company may waive any Default or Event of Default (other than any Default or Event of Default in payment of principal or interest) on the Senior Subordinated Notes under the Subordinated Indenture. Holders of a majority in principal amount of the then outstanding Senior Subordinated Notes may rescind an acceleration and its consequence (except an acceleration due to nonpayment of principal or interest on the Senior Subordinated Notes) if the rescission would not conflict with any judgment or decree and if all existing Events of Default (other than the non-payment of accelerated principal) have been cured or waived.


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       The Holders may not enforce the provisions of the Subordinated Indenture, the Senior Subordinated Notes or the Subordinated Guarantees except as provided in the Subordinated Indenture. Subject to certain limitations, Holders of a majority in principal amount of the Senior Subordinated Notes then outstanding may direct the Subordinated Trustee in its exercise of any trust or power, PROVIDED, HOWEVER, that such direction does not conflict with the terms of the Subordinated Indenture. The Subordinated Trustee may withhold from the Holders notice of any continuing Default or Event of Default (except any Default or Event of Default in payment of principal or interest on the Subordinated Notes or that resulted from the failure to comply with the covenant entitled "Repurchase of Notes upon Change of Control") if the Subordinated Trustee determines that withholding such notice is in the Holders' interest.

       The Company is required to deliver to the Subordinated Trustee an annual statement regarding compliance with the Subordinated Indenture, and include in such statement, if any officer of the Company is aware of any Default or Event of Default, a statement specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. In addition, the Company is required to deliver to the Subordinated Trustee prompt written notice of the occurrence of any Default or Event of Default.

DEFEASANCE OF SUBORDINATED INDENTURE

       The Subordinated Indenture permits the Issuer, the Company and the other Guarantors to terminate all of their respective obligations under the Subordinated Indenture with respect to the Senior Subordinated Notes and the Subordinated Guarantees, other than the obligation to pay interest on and the principal of the Senior Subordinated Notes and certain other obligations, at any time by

       o depositing in trust with the Subordinated Trustee, under an irrevocable trust agreement, money or U.S. government obligations in an amount sufficient to pay principal of and interest and liquidated damages, if any, on the Senior Subordinated Notes to their maturity, and

       o complying with certain other conditions, including delivery to the Subordinated Trustee of an opinion of counsel or a ruling received from the Internal Revenue Service to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of such right and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case otherwise.

       In addition, the Subordinated Indenture permits the Company, the Issuer and the Guarantors to terminate all of their obligations under the Subordinated Indenture with respect to the Senior Subordinated Notes and the Subordinated Guarantees (including the obligations to pay interest on and the principal of the Subordinated Notes and certain other obligations), at any time by

       o depositing in trust with the Subordinated Trustee, under an irrevocable trust agreement, money or U.S. government obligations in an amount sufficient to pay principal of and interest and liquidated damages, if any, on the Senior Subordinated Notes to their maturity, and

       o complying with certain other conditions, including delivery to the Subordinated Trustee of an opinion of counsel or a ruling, received from the Internal Revenue Service, to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of such right and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case otherwise, which opinion of counsel is based upon a change in the applicable federal tax law since the date of the Subordinated Indenture.

DISCHARGE OF SUBORDINATED INDENTURE

       The Issuer, the Company and the other Guarantors may terminate all of their respective obligations under the Subordinated Indenture with respect to the Senior Subordinated Notes, the Subordinated Indenture and the Subordinated Guarantees, other than the obligation to pay interest on and the principal of the Senior Subordinated Notes and certain other obligations to the Subordinated Trustee, if:

       o all Senior Subordinated Notes previously authenticated and delivered, other than those destroyed, lost, replaced or stolen, those previously paid in accordance with the Subordinated Indenture or those for whose payment money or U.S. Government Obligations have been held in trust, have been delivered to


                                       70
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              the Subordinated Trustee for cancellation and the Issuer had paid all sums payable by it under the Subordinated Indenture; or

       o the Senior Subordinated Notes mature within one year, or all of them are called for redemption within one year under arrangements satisfactory to the Subordinated Trustee for giving notice of redemption; the Issuer deposits in trust with the Subordinated Trustee, under an irrevocable trust agreement, money or U.S. government obligations in an amount sufficient to pay principal of and interest and liquidated damages, if any, on the Senior Subordinated Notes to their maturity or redemption, as the case may be; no Default has occurred and is continuing on the date of the deposit and the deposit will not result in a breach or violation of, or constitute a default under the Subordinated Indenture or any other agreement binding the Issuer; and the Issuer delivers to the Subordinated Trustee an Officer's Certificate and an Opinion of Counsel, in each case, stating that all the conditions precedent provided in the Subordinated Indenture for satisfaction and discharge of the Subordinated Indenture have been complied with.

       In either case, the Subordinated Trustee, upon request, and at the expense of the Issuer, will provide written acknowledgement of the discharge of the Issuer's obligations under the Senior Subordinated Notes and the Subordinated Indenture, except for certain surviving obligations.

TRANSFER AND EXCHANGE

       A Holder may transfer or Senior Subordinated Notes only in accordance with the provisions of the Subordinated Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Subordinated Indenture.

AMENDMENT, SUPPLEMENT AND WAIVER

       Subject to certain exceptions, the Subordinated Indenture, the Senior Subordinated Notes or the Subordinated Guarantees may be amended or supplemented with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Senior Subordinated Notes) of the Holders of at least a majority in principal amount of the Senior Subordinated Notes then outstanding, and any existing Default under, or compliance with any provision of the Subordinated Indenture may be waived (other than any continuing Default or Event of Default in the payment of interest on or the principal of the Subordinated Notes) with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Subordinated Notes) of the Holders of a majority in principal amount of the Senior Subordinated Notes then outstanding. Without the consent of any Holder, the Company, the Issuer, the Guarantors and the Subordinated Trustee may amend or supplement the Subordinated Indenture, the Senior Subordinated Notes or the Subordinated Guarantees to cure any ambiguity, defect or inconsistency; to comply with the "Limitations on Mergers, Consolidations and Sales of Assets" covenant set forth in the Subordinated Indenture; to provide for uncertificated Senior Subordinated Notes in addition to or in place of certificated Senior Subordinated Notes; to make any change that does not adversely affect the legal rights of any Holder; to add a Guarantor; or to delete a Guarantor which, in accordance with the terms of the Subordinated Indenture, ceases to be liable on its Subordinated Guarantee.

       Without the consent of each Holder affected, the Company, the Issuer, the Guarantors and the Subordinated Trustee may not:

       (1) reduce the amount of Senior Subordinated Notes whose Holders must consent to an amendment, supplement or waiver,

       (2) reduce the rate of or change the time for payment of interest, including default interest, on any Subordinated Note,

       (3) reduce the principal of or change the fixed maturity of any Subordinated Note or alter the provisions (including related definitions) with respect to redemptions described under "Optional Redemption" or with respect to mandatory offers to repurchase Senior Subordinated Notes described under "Limitations on Dispositions of Assets" or "Repurchase of Senior Subordinated Notes upon Change of Control",

       (4) make any Subordinated Note payable in money other than that stated in the Subordinated Note,


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       (5)    make any change in the "Waiver of Past Defaults and Compliance with Indenture Provisions," "Rights of Holders to Receive Payment" or the "With Consent of Holders" sections set forth in the Subordinated Indenture,

       (6) modify the ranking or priority of the Senior Subordinated Notes or any Subordinated Guarantee,

       (7) release any Guarantor from any of its obligations under its Subordinated Guarantee or the Subordinated Indenture otherwise than in accordance with the Subordinated Indenture, or

       (8) waive a continuing Default or Event of Default in the payment of principal of or interest on the Senior Subordinated Notes.

       The right of any Holder to participate in any consent required or sought pursuant to any provision of the Subordinated Indenture (and our obligation to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Notes with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Subordinated Indenture.

STATEMENT AS TO COMPLIANCE

       The Company must deliver to the Subordinated Trustee, within 120 days after the end of each fiscal year, a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of the Subordinated Indenture and the Senior Subordinated Notes as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and, if a Default has come to their attention, specifying the nature and period of the existence thereof.

       The Company must also deliver to the Subordinated Trustee, on or prior to each Interest Payment Date, an Officer's Certificate setting forth the amount of Liquidated Damages, if any, the Issuer is required to pay on that Interest Payment Date. If no Liquidated Damages are required to be paid on a given Interest Payment Date, no Officer's Certificate is required to be delivered to the Subordinated Trustee for that Interest Payment Date.

GOVERNING LAW

       The Subordinated Indenture, the Senior Subordinated Notes and the Subordinated Guarantees are governed by the laws of the State of New York.

DEFINITIONS OF CERTAIN TERMS USED IN THE SUBORDINATED INDENTURE

       Set forth below is a summary of certain of the defined terms used in the Subordinated Indenture. Reference is made to the Subordinated Indenture for the full definition of all terms used in the Subordinated Indenture.

       "ACQUIRED INDEBTEDNESS" means (1) with respect to any Person that becomes a Restricted Subsidiary (or is merged into the Company, the Issuer or any Restricted Subsidiary) after the Issue Date, Indebtedness of such Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary (or is merged into the Company, the Issuer or any Restricted Subsidiary) that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary (or being merged into the Company, the Issuer or any Restricted Subsidiary) and (2) with respect to the Company, the Issuer or any Restricted Subsidiary, any Indebtedness expressly assumed by the Company, the Issuer or any Restricted Subsidiary in connection with the acquisition of any assets from another Person (other than the Company, the Issuer or any Restricted Subsidiary), which Indebtedness was not incurred by such other Person in connection with or in contemplation of such acquisition. Indebtedness incurred in connection with or in contemplation of any transaction described in clause (1) or (2) of the preceding sentence shall be deemed to have been incurred by the Company or a Restricted Subsidiary, as the case may be, at the time such Person becomes a Restricted Subsidiary (or is merged into the Company, the Issuer or any Restricted Subsidiary) in the case of clause (1) or at the time of the acquisition of such assets in the case of clause (2), but shall not be deemed Acquired Indebtedness.

       "AFFILIATE" means, when used with reference to a specified Person any Person direct or indirectly controlling, or controlled by or under direct or indirect common control with the Person specified.

       "ASSET ACQUISITION" means (1) an Investment by the Company, the Issuer or any Restricted Subsidiary in any other Person if, as a result of such Investment, such Person shall become a Restricted Subsidiary or shall be consolidated or merged with or into the Company, the Issuer or any Restricted Subsidiary or (2) the acquisition by the Company, the Issuer or any Restricted Subsidiary of the assets of any Person, which constitute all or


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substantially all of the assets or of an operating unit or line of business of such Person or which is otherwise outside the ordinary course of business.

       "ASSET DISPOSITION" means any sale, transfer, conveyance, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback or sale of shares of Capital Stock in any Subsidiary) (each, a "TRANSACTION") by the Company, the Issuer or any Restricted Subsidiary to any Person of any Property having a Fair Market Value in any transaction or series of related transactions of at least $5 million. The term "ASSET DISPOSITION" shall not include:

       (1) a transaction between the Company, the Issuer and any Restricted Subsidiary or a transaction between Restricted Subsidiaries,

       (2) a transaction in the ordinary course of business, including, without limitation, sales (directly or indirectly), dedications and other donations to governmental authorities, leases and sales and leasebacks of (A) homes, improved land and unimproved land and
              (B) real estate (including related amenities and improvements),

       (3) a transaction involving the sale of Capital Stock of, or the disposition of assets in, an Unrestricted Subsidiary,

       (4) any exchange or swap of assets of the Company, the Issuer or any Restricted Subsidiary for assets that (A) are to be used by the Company, the Issuer or any Restricted Subsidiary in the ordinary course of its Real Estate Business and (B) have a Fair Market Value not less than the Fair Market Value of the assets exchanged or swapped,

       (5) any sale, transfer, conveyance, lease or other disposition of assets and properties that is governed by the provisions relating to "Limitations on Mergers, Consolidation and Sales of Assets", or

       (6) dispositions of mortgage loans and related assets and mortgage-backed securities in the ordinary course of a mortgage lending business.

       "ATTRIBUTABLE DEBT" means, with respect to any Capitalized Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.

       "BANKRUPTCY LAW" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

       "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date, including, without limitation, all Disqualified Stock and Preferred Stock.

       "CAPITALIZED LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

       "CASH EQUIVALENTS" means

       (1)    U.S. dollars;

       (2) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof having maturities of one year or less from the date of acquisition;

       (3) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million;

       (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and
              (3) entered into with any financial institution meeting the qualifications specified in clause (3) above;

       (5) commercial paper rated P-1, A-1 or the equivalent thereof by Moody's or S&P, respectively, and in each case maturing within six months after the date of acquisition; and


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       (6)    investments in money market funds substantially all of the assets of which consist of securities described in the foregoing clauses
              (1) through (5).

       "CHANGE OF CONTROL" means

       (1) any sale, lease or other transfer (in one transaction or a series of transactions) of all or substantially all of the consolidated assets of the Company and its Restricted Subsidiaries to any Person (other than a Restricted Subsidiary); PROVIDED, HOWEVER, that a transaction where the holders of all classes of Common Equity of the Company immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of such Person immediately after such transaction shall not be a Change of Control;

       (2) a "person" or "group" (within the meaning of Section 13(d) of the Exchange Act (other than (x) the Company or (y) the Permitted Hovnanian Holders) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Common Equity of the Company representing more than 50% of the voting power of the Common Equity of the Company;

       (3) Continuing Directors cease to constitute at least a majority of the Board of Directors of the Company;

       (4) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; PROVIDED, HOWEVER, that a liquidation or dissolution of the Company which is part of a transaction that does not constitute a Change of Control under the proviso contained in clause (1) above shall not constitute a Change of Control; or

       (5) a change of control shall occur as defined in the instrument governing any publicly traded debt securities of the Company or the Issuer which requires the Company or the Issuer to repay or repurchase such debt securities.

       "COMMON EQUITY" of any Person means Capital Stock of such Person that is generally entitled to (1) vote in the election of directors of such Person or
(2) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

       "CONSOLIDATED ADJUSTED TANGIBLE ASSETS" of the Company as of any date means the Consolidated Tangible Assets of the Company, the Issuer and the Restricted Subsidiaries at the end of the fiscal quarter immediately preceding the date less any assets securing any Non-Recourse Indebtedness, as determined in accordance with GAAP.

       "CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" means, for any period Consolidated Net Income for such period plus (each to the extent deducted in calculating such Consolidated Net Income and determined in accordance with
GAAP) the sum for such period, without duplication, of:

       (1)    income taxes,

       (2)    Consolidated Interest Expense,

       (3) depreciation and amortization expenses and other non-cash charges to earnings and

       (4) interest and financing fees and expenses which were previously capitalized and which are amortized to cost of sales, MINUS all other non-cash items (other than the receipt of notes receivable) increasing such Consolidated Net Income.

       "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to any determination date, the ratio of (x) Consolidated Cash Flow Available for Fixed Charges for the prior four full fiscal quarters (the "FOUR QUARTER PERIOD") for which financial results have been reported immediately preceding the determination date (the "TRANSACTION DATE"), to (y) the aggregate Consolidated Interest Incurred for the Four Quarter Period. For purposes of this definition, "CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" and "CONSOLIDATED INTEREST INCURRED" shall be calculated after giving effect on a PRO FORMA basis for the period of such calculation to

       (1) the incurrence or the repayment, repurchase, defeasance or other discharge or the assumption by another Person that is not an Affiliate (collectively, "REPAYMENT") of any Indebtedness of the Company, the Issuer or any Restricted Subsidiary (and the application of the proceeds thereof)


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              giving rise to the need to make such calculation, and any
              incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period, except that Indebtedness under revolving credit facilities shall be deemed to be the average daily balance of such Indebtedness during the Four Quarter Period (as reduced on such PRO FORMA basis by the application of any proceeds of the incurrence of Indebtedness giving rise to the need to make such calculation);

       (2) any Asset Disposition or Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company, the Issuer or any Restricted Subsidiary (including any Person that becomes a Restricted Subsidiary as a result of any such Asset Acquisition) incurring Acquired Indebtedness at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction
              Date), as if such Asset Disposition or Asset Acquisition (including the incurrence or repayment of any such Indebtedness) and the inclusion, notwithstanding clause (2) of the definition of "Consolidated Net Income," of any Consolidated Cash Flow Available for Fixed Charges associated with such Asset Acquisition as if it occurred on the first day of the Four Quarter Period; PROVIDED, HOWEVER, that the Consolidated Cash Flow Available for Fixed Charges associated with any Asset Acquisition shall not be included to the extent the net income so associated would be excluded pursuant to the definition of "Consolidated Net Income," other than clause (2) thereof, as if it applied to the Person or assets involved before they were acquired, and

       (3) the Consolidated Cash Flow Available for Fixed Charges and the Consolidated Interest Incurred attributable to discontinued operations, as determined in accordance with GAAP, shall be excluded.

       Furthermore, in calculating "Consolidated Cash Flow Available for Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio",

              (a) interest on Indebtedness in respect of which a PRO FORMA calculation is required that is determined on a fluctuating basis as of the Transaction Date (including Indebtedness actually incurred on the Transaction Date) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate PER ANNUM equal to the rate of interest on such Indebtedness in effect on the Transaction Date, and

              (b) notwithstanding clause (a) above, interest on such Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Protection Agreements, shall be deemed to accrue at the rate PER ANNUM resulting after giving effect to the operation of such agreements.

       "CONSOLIDATED INTEREST EXPENSE" of the Company for any period means the Interest Expense of the Company, the Issuer and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

       "CONSOLIDATED INTEREST INCURRED" for any period means the Interest Incurred of the Company, the Issuer and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

       "CONSOLIDATED NET INCOME" for any period means the aggregate net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED that there will be excluded from such net income (loss) (to the extent otherwise included therein), without duplication:

       (1) the net income (or loss) of (x) any Unrestricted Subsidiary (other than a Mortgage Subsidiary) or (y) any Person (other than a Restricted Subsidiary or a Mortgage Subsidiary) in which any Person other than the Company, the Issuer or any Restricted Subsidiary has an ownership interest, except, in each case, to the extent that any such income has actually been received by the Company, the Issuer or any Restricted Subsidiary in the form of cash dividends or similar cash distributions during such period, which dividends or distributions are not in excess of the Company's, the Issuer's or such Restricted Subsidiary's (as applicable) PRO RATA share of such Unrestricted Subsidiary's or such other Person's net income earned during such period,


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       (2)    except to the extent includable in Consolidated Net Income pursuant to the foregoing clause (1), the net income (or loss) of any Person that accrued prior to the date that (a) such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company, the Issuer or any of its Restricted Subsidiaries (except, in the case of an Unrestricted Subsidiary that is redesignated a Restricted Subsidiary during such period, to the extent of its retained earnings from the beginning of such period to the date of such redesignation) or (b) the assets of such Person are acquired by the Company or any Restricted Subsidiary,

       (3) the net income of any Restricted Subsidiary to the extent that (but only so long as) the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary during such period,

       (4) the gains or losses, together with any related provision for taxes, realized during such period by the Company, the Issuer or any Restricted Subsidiary resulting from (a) the acquisition of securities, or extinguishment of Indebtedness, of the Company or any Restricted Subsidiary or (b) any Asset Disposition by the Company or any Restricted Subsidiary,

       (5) any extraordinary gain or loss together with any related provision for taxes, realized by the Company, the Issuer or any Restricted Subsidiary, and

       (6) any non-recurring expense recorded by the Company, the Issuer or any Restricted Subsidiary in connection with a merger accounted for as a "pooling-of-interests" transaction;

PROVIDED, FURTHER, that for purposes of calculating Consolidated Net Income solely as it relates to clause (3) of the first paragraph of the "Limitations on Restricted Payments" covenant, clause (4)(b) above shall not be applicable.

       "CONSOLIDATED NET WORTH" of any Person as of any date means the stockholders' equity (including any Preferred Stock that is classified as equity under GAAP, other than Disqualified Stock) of such Person and its Restricted Subsidiaries on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less any amount attributable to Unrestricted Subsidiaries.

       "CONSOLIDATED TANGIBLE ASSETS" of the Company as of any date means the total amount of assets of the Company, the Issuer and the Restricted Subsidiaries (less applicable reserves) on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less (1) Intangible Assets and (2) appropriate adjustments on account of minority interests of other Persons holding equity investments in Restricted Subsidiaries.

       "CONTINUING DIRECTOR" means a director who either was a member of the Board of Directors of the Company on the date of the Subordinated Indenture or who became a director of the Company subsequent to such date and whose election or nomination for election by the Company's stockholders, was duly approved by a majority of the Continuing Directors on the Board of Directors of the Company at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the entire Board of Directors of the Company in which such individual is named as nominee for director.

       "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

       "CREDIT FACILITIES" means, collectively, each of the credit facilities and lines of credit of the Company or one or more Restricted Subsidiaries in existence on the Issue Date and one or more other facilities and lines of credit among or between the Company or one or more Restricted Subsidiaries and one or more lenders pursuant to which the Company or one or more Restricted Subsidiaries may incur indebtedness for working capital and general corporate purposes (including acquisitions), as any such facility or line of credit may be amended, restated, supplemented or otherwise modified from time to time, and includes any agreement extending the maturity of, increasing the amount of, or restructuring, all or any portion of the Indebtedness under such facility or line of credit or any successor facilities or lines of credit and includes any facility or line of credit with one or more lenders refinancing or replacing all or any portion of the Indebtedness under such facility or line of credit or any successor facility or line of credit.


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       "CURRENCY AGREEMENT" of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.

       "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

       "DEFAULT" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

       "DESIGNATION AMOUNT" has the meaning provided in the definition of Unrestricted Subsidiary.

       "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (1) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Senior Subordinated Notes or (2) is convertible into or exchangeable or exercisable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (1) above, in each case, at any time prior to the final maturity date of the Senior Subordinated Notes; PROVIDED, HOWEVER, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a change in control occurring prior to the final maturity date of the Senior Subordinated Notes shall not constitute Disqualified Stock if the change in control provision applicable to such Capital Stock are no more favorable to such holders than the provisions described under the caption "Certain Covenants--Repurchase of Notes upon Change of Control" and such Capital Stock specifically provides that the Company will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to the Company's repurchase of the Senior Subordinated Notes as are required pursuant to the provisions described under the caption "Certain Covenants--Repurchase of Senior Subordinated Notes upon Change of Control".

       "EVENT OF DEFAULT" has the meaning set forth in "Events of Default".

       "FAIR MARKET VALUE" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm's-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board of Directors of the Company or a duly authorized committee thereof, as evidenced by a resolution of such Board or committee.

       "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on May 4, 1999.

       "GUARANTORS" means (i) initially, each of the Company's Subsidiaries, other than the Issuer, certain subsidiaries formerly engaged in the issuance of collateralized mortgage obligations, the Company's mortgage lending and title subsidiaries and a subsidiary holding and licensing the Hovnanian trade name and
(ii) each of the Company's Subsidiaries which becomes a Guarantor of the Senior Subordinated Notes pursuant to the provisions of the Subordinated Indenture.

       "HOLDER" means the Person in whose name a Note is registered in the books of the Registrar for the Subordinated Notes.

       "INDEBTEDNESS" of any Person means, without duplication,

       (1) any liability of such Person (a) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit or similar instrument issued for the benefit of or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (b) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of


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              incurrence thereof is not required to be recorded as a liability in accordance with GAAP), or (c) in respect of Capitalized Lease Obligations (to the extent of the Attributable Debt in respect thereof),

       (2) any Indebtedness of others that such Person has guaranteed to the extent of the guarantee; PROVIDED, HOWEVER, that Indebtedness of the Company and its Restricted Subsidiaries will not include the obligations of the Company or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages at prices no greater than 98% of the principal amount thereof, and upon any such purchase the excess, if any, of the purchase price thereof over the Fair Market Value of the mortgages acquired, will constitute Restricted Payments subject to the "Limitations on Restricted Payments" covenant,

       (3) to the extent not otherwise included, the obligations of such Person under Currency Agreements or Interest Protection Agreements to the extent recorded as liabilities not constituting Interest Incurred, net of amounts recorded as assets in respect of such agreements, in accordance with GAAP, and

       (4) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

PROVIDED, that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (a) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (b) the maximum liability of such Person for any contingent obligations under clause (1) above at such date, net of an unamortized discount to be accounted for as Interest Expense in accordance with GAAP, and (c) in the case of clause (4) above, the lesser of (x) the fair market value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (y) the amount of the Indebtedness secured.

       "INTANGIBLE ASSETS" of the Company means all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, write-ups of assets over their prior carrying value (other than write-ups which occurred prior to the Issue Date and other than, in connection with the acquisition of an asset, the write-up of the value of such asset (within one year of its acquisition) to its fair market value in accordance with GAAP) and all other items which would be treated as intangible on the consolidated balance sheet of the Company, the Issuer and the Restricted Subsidiaries prepared in accordance with GAAP.

       "INTEREST EXPENSE" of any Person for any period means, without duplication, the aggregate amount of (i) interest which, in conformity with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such Person (including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs (but reduced by net gains) associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other noncash interest expense (other than interest and other charges amortized to cost of sales), and (ii) all interest actually paid by the Company or a Restricted Subsidiary under any guarantee of Indebtedness (including, without limitation, a guarantee of principal, interest or any combination thereof) of any Person other than the Company, the Issuer or any Restricted Subsidiary during such period; PROVIDED, that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.

       "INTEREST INCURRED" of any Person for any period means, without duplication, the aggregate amount of (1) Interest Expense and (2) all capitalized interest and amortized debt issuance costs.

       "INTEREST PROTECTION AGREEMENT" of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Debt permitted to be incurred under the Subordinated Indenture.

       "INVESTMENTS" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital


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Stock or other securities of any other Person and (iv) all other items that would be classified as investments in any other Person (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

       "ISSUE DATE" means the date on which the Senior Subordinated Notes are originally issued under the Subordinated Indenture.

       "LIEN" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

       "MARKETABLE SECURITIES" means (a) equity securities that are listed on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market and (b) debt securities that are rated by a nationally recognized rating agency, listed on the New York Stock Exchange or the American Stock Exchange or covered by at least two reputable market makers.

       "MOODY'S" means Moody's Investors Service, Inc. or any successor to its debt rating business. "Mortgage Subsidiary" means any Subsidiary of the Company substantially all of whose operations consist of the mortgage lending business.

       "NET CASH PROCEEDS" means with respect to an Asset Disposition, cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise (including any cash received upon sale or disposition of such note or receivable), but only as and when received), excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the Property disposed of in such Asset Disposition or received in any other non-cash form unless and until such non-cash consideration is converted into cash therefrom, in each case, net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state and local taxes required to be accrued as a liability under GAAP as a consequence of such Asset Disposition, and in each case net of a reasonable reserve for the after-tax cost of any indemnification or other payments (fixed and contingent) attributable to the seller's indemnities or other obligations to the purchaser undertaken by the Company, the Issuer or any of its Restricted Subsidiaries in connection with such Asset Disposition, and net of all payments made on any Indebtedness which is secured by or relates to such Property, in accordance with the terms of any Lien or agreement upon or with respect to such Property or which must by its terms or by applicable law be repaid out of the proceeds from such Asset Disposition, and net of all contractually required distributions and payments made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Disposition.

       "NON-RECOURSE INDEBTEDNESS" with respect to any Person means Indebtedness of such Person for which (1) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 90 days after the acquisition of such property and (2) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness which is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (a) environmental warranties and indemnities, or (b) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics' liens.

       "PERMITTED HOVNANIAN HOLDERS" means, collectively, Kevork S. Hovnanian, Ara K. Hovnanian, the members of their immediate families, the respective estates, spouses, heirs, ancestors, lineal descendants, legatees and legal representatives of any of the foregoing and the trustee of any BONA FIDE trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof, or any entity of which any of the foregoing, individually or collectively, beneficially own more than 50% of the Common Equity.

       "PERMITTED INDEBTEDNESS" means

       (1) Indebtedness under Credit Facilities which does not exceed $440 million principal amount outstanding at any one time;

       (2) Indebtedness in respect of obligations of the Company and its Subsidiaries to the trustees under indentures for debt securities;


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       (3)    intercompany debt obligations of (i) the Company to the Issuer,
              (ii) the Issuer to the Company, (iii) the Company or the Issuer to any Restricted Subsidiary and (iv) any Restricted Subsidiary to the Company or the Issuer or any other Restricted Subsidiary; PROVIDED, HOWEVER, that any Indebtedness of any Restricted Subsidiary or the Issuer or the Company owed to any Restricted Subsidiary or the Issuer that ceases to be a Restricted Subsidiary shall be deemed to be incurred and shall be treated as an incurrence for purposes of the first paragraph of the covenant described under "Limitations on Indebtedness" at the time the Restricted Subsidiary in question ceases to be a Restricted Subsidiary;

       (4) Indebtedness of the Company or the Issuer or any Restricted Subsidiary under any Currency Agreements or Interest Protection Agreements in a notional amount no greater than the payments due (at the time the related Currency Agreement or Interest Protection Agreement is entered into) with respect to the Indebtedness or currency being hedged;

       (5)    Purchase Money Indebtedness;

       (6)    Capitalized Lease Obligations;

       (7) obligations for, pledge of assets in respect of, and guaranties of, bond financings of political subdivisions or enterprises thereof in the ordinary course of business;

       (8) Indebtedness secured only by office buildings owned or occupied by the Company or any Restricted Subsidiary, which Indebtedness does not exceed $10 million aggregate principal amount outstanding at any one time;

       (9) Indebtedness under warehouse lines of credit, repurchase agreements and Indebtedness secured by mortgage loans and related assets of mortgage lending Subsidiaries in the ordinary course of a mortgage lending business; and

       (10) Indebtedness of the Company or any Restricted Subsidiary which, together with all other Indebtedness under this clause (10), does not exceed $30 million aggregate principal amount outstanding at any one time.

       "PERMITTED INVESTMENT" means

       (1)    Cash Equivalents;

       (2) any Investment in the Company, the Issuer or any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary as a result of such Investment or that is consolidated or merged with or into, or transfers all or substantially all of the assets of it or an operating unit or line of business to, the Company or a Restricted Subsidiary;

       (3) any receivables, loans or other consideration taken by the Company, the Issuer or any Restricted Subsidiary in connection with any asset sale otherwise permitted by the Subordinated Indenture;

       (4) Investments received in connection with any bankruptcy or reorganization proceeding, or as a result of foreclosure, perfection or enforcement of any Lien or any judgment or settlement of any Person in exchange for or satisfaction of Indebtedness or other obligations or other property received from such Person, or for other liabilities or obligations of such Person created, in accordance with the terms of the Subordinated Indenture;

       (5) Investments in Currency Agreements or Interest Protection Agreements described in the definition of Permitted Indebtedness;

       (6) any loan or advance to an executive officer, director or employee of the Company or any Restricted Subsidiary made in the ordinary course of business or in accordance with past practice; PROVIDED, HOWEVER, that any such loan or advance exceeding $1 million shall have been approved by the Board of Directors of the Company or a committee thereof consisting of disinterested members;

       (7) Investments in joint ventures in a Real Estate Business with unaffiliated third parties in an aggregate amount at any time outstanding not to exceed 10% of Consolidated Tangible Assets at such time;


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       (8)    Investments in interests in issuances of collateralized mortgage obligations, mortgages, mortgage loan servicing, or other mortgage related assets;

       (9) obligations of the Company or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages; and

       (10) Investments in an aggregate amount outstanding not to exceed $10 million.

       "PERMITTED LIENS" means

       (1) Liens for taxes, assessments or governmental or quasi-government charges or claims that (a) are not yet delinquent, (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required, or (c) encumber solely property abandoned or in the process of being abandoned,

       (2) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other Liens imposed by law and arising in the ordinary course of business and with respect to amounts that, to the extent applicable, either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required,

       (3) Liens (other than any Lien imposed by the Employer Retirement Income Security Act of 1974, as amended) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security,

       (4) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, development obligations, progress payments, government contacts, utility services, developer's or other obligations to make on-site or off-site improvements and other obligations of like nature (exclusive of obligations for the payment of borrowed money but including the items referred to in the parenthetical in clause (1)(a) of the definition of "INDEBTEDNESS"), in each case incurred in the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

       (5) attachment or judgment Liens not giving rise to a Default or an Event of Default,

       (6) easements, dedications, assessment district or similar Liens in connection with municipal or special district financing, rights-of-way, restrictions, reservations and other similar charges, burdens, and other similar charges or encumbrances not materially interfering with the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

       (7) zoning restrictions, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such real property in the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

       (8) Liens securing Indebtedness incurred pursuant to clause (8) or (9) of the definition of Permitted Indebtedness,

       (9) Liens securing Indebtedness of the Company, the Issuer or any Restricted Subsidiary permitted to be incurred under the Subordinated Indenture; provided, that the aggregate amount of all consolidated Indebtedness of the Company, the Issuer and the Restricted Subsidiaries (including, with respect to Capitalized Lease Obligations, the Attributable Debt in respect thereof) secured by Liens (other than Non-Recourse Indebtedness and Indebtedness incurred pursuant to clause (9) of the definition of Permitted Indebtedness) shall not exceed 40% of Consolidated Adjusted Tangible Assets at any one time outstanding (after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof),

       (10) Liens securing Non-Recourse Indebtedness of the Company, the Issuer or any Restricted Subsidiary; provided, that such Liens apply only to the property financed out of the net proceeds of such Non-Recourse Indebtedness within 90 days after the incurrence of such Non-Recourse Indebtedness,


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       (11)   Liens securing Purchase Money Indebtedness; provided that such
              Liens apply only to the property acquired, constructed or improved with the proceeds of such Purchase Money Indebtedness within 90 days after the incurrence of such Purchase Money Indebtedness,

       (12) Liens on property or assets of the Company, the Issuer or any Restricted Subsidiary securing Indebtedness of the Company, the Issuer or any Restricted Subsidiary owing to the Company, the Issuer or one or more Restricted Subsidiaries,

       (13) leases or subleases granted to others not materially interfering with the ordinary course of business of the Company and the Restricted Subsidiaries,

       (14) purchase money security interests (including, without limitation, Capitalized Lease Obligations); provided, that such Liens apply only to the Property acquired and the related Indebtedness is incurred within 90 days after the acquisition of such Property,

       (15) any right of first refusal, right of first offer, option, contract or other agreement to sell an asset; provided that such sale is not otherwise prohibited under the Subordinated Indenture,

       (16) any right of a lender or lenders to which the Company, the Issuer or a Restricted Subsidiary may be indebted to offset against, or appropriate and apply to the payment of such, Indebtedness any and all balances, credits, deposits, accounts or money of the Company, the Issuer or a Restricted Subsidiary with or held by such lender or lenders or its Affiliates,

       (17) any pledge or deposit of cash or property in conjunction with obtaining surety, performance, completion or payment bonds and letters of credit or other similar instruments or providing earnest money obligations, escrows or similar purpose undertakings or indemnifications in the ordinary course of business of the Company, the Issuer and the Restricted Subsidiaries,

       (18) Liens for homeowner and property owner association developments and assessments,

       (19) Liens securing Refinancing Indebtedness; provided, that such Liens extend only to the assets securing the Indebtedness being refinanced,

       (20) Liens incurred in the ordinary course of business as security for the obligations of the Company, the Issuer and the Restricted Subsidiaries with respect to indemnification in respect of title insurance providers,

       (21) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Subsidiary or acquired by the Company or its Subsidiaries,

       (22) Liens on property existing at the time of acquisition thereof by the Company or any Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition,

       (23) Liens existing on the Issue Date and any extensions, renewals or replacements thereof, and

       (24) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods.

       "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "PREFERRED STOCK" of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

       "PROPERTY" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.


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       "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company, the
Issuer or any Restricted Subsidiary incurred for the purpose of financing all or any part of the purchase price, or the cost of construction or improvement, of any property to be used in the ordinary course of business by the Company, the Issuer and the Restricted Subsidiaries; PROVIDED, HOWEVER, that (1) the aggregate principal amount of such Indebtedness shall not exceed such purchase price or cost and (2) such Indebtedness shall be incurred no later than 90 days after the acquisition of such property or completion of such construction or improvement.

       "QUALIFIED STOCK" means Capital Stock of the Company other than Disqualified Stock.

       "REAL ESTATE BUSINESS" means homebuilding, housing construction, real estate development or construction and related real estate activities, including the provision of mortgage financing or title insurance.

       "REFINANCING INDEBTEDNESS" means Indebtedness (to the extent not Permitted Indebtedness) that refunds, refinances or extends any Indebtedness of the Company, the Issuer or any Restricted Subsidiary (to the extent not Permitted Indebtedness) outstanding on the Issue Date or other Indebtedness (to the extent not Permitted Indebtedness) permitted to be incurred by the Company, the Issuer or any Restricted Subsidiary pursuant to the terms of the Subordinated Indenture, but only to the extent that

       (1) the Refinancing Indebtedness is subordinated, if at all, to the Senior Subordinated Notes or the Subordinated Guarantees, as the case may be, to the same extent as the Indebtedness being refunded, refinanced or extended,

       (2) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refunded, refinanced or extended or (b) after the maturity date of the Senior Subordinated Notes,

       (3) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Senior Subordinated Notes has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the maturity date of the Senior Subordinated Notes, and

       (4) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended.

       "RESTRICTED PAYMENT" means any of the following:

       (1) the declaration or payment of any dividend or any other distribution on Capital Stock of the Company, the Issuer or any Restricted Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company, the Issuer or any Restricted Subsidiary (other than (a) dividends or distributions payable solely in Qualified Stock and (b) in the case of the Issuer or Restricted Subsidiaries, dividends or distributions payable to the Company, the Issuer or a Restricted Subsidiary);

       (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company, the Issuer or any Restricted Subsidiary (other than a payment made to the Company, the Issuer or any Restricted Subsidiary); and

       (3) any Investment (other than any Permitted Investment), including any Investment in an Unrestricted Subsidiary (including by the designation of a Subsidiary of the Company as an Unrestricted Subsidiary) and any amounts paid in accordance with clause (2) of the definition of Indebtedness.

       "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company which is not an Unrestricted Subsidiary.

       "S&P" means Standard and Poor's Ratings Group or any successor to its debt rating business.

       "SUBORDINATED GUARANTEE" means the guarantee of the Senior Subordinated Notes by the Company and each other Guarantor under the Subordinated Indenture.


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       "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company which would constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act as in effect on the Issue Date.

       "SUBSIDIARY" of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions is at the time directly or indirectly owned or controlled by such Person.

       "TRUSTEE" means the party named as such above until a successor replaces such party in accordance with the applicable provisions of the Subordinated Indenture and thereafter means the successor serving hereunder.

       "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Company so designated by a resolution adopted by the Board of Directors of the Company or a duly authorized committee thereof as provided below; PROVIDED that (a) the holders of Indebtedness thereof do not have direct or indirect recourse against the Company, the Issuer or any Restricted Subsidiary, and neither the Company, the Issuer nor any Restricted Subsidiary otherwise has liability for, any payment obligations in respect of such Indebtedness (including any undertaking, agreement or instrument evidencing such Indebtedness), except, in each case, to the extent that the amount thereof constitutes a Restricted Payment permitted by the Subordinated Indenture, in the case of Non-Recourse Indebtedness, to the extent such recourse or liability is for the matters discussed in the last sentence of the definition of "Non-Recourse Indebtedness," or to the extent such Indebtedness is a guarantee by such Subsidiary of Indebtedness of the Company, the Issuer or a Restricted Subsidiary and (b) no holder of any Indebtedness of such Subsidiary shall have a right to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity as a result of a default on any Indebtedness of the Company, the Issuer or any Restricted Subsidiary. The Unrestricted Subsidiaries will be the following: Eastern National Title Insurance Agency, Inc., Eastern Title Agency, Inc., Founders Title Agency, Inc., Governor's Abstract Co., Inc., Hexter Fair Land Title Company I, Inc., Homebuyer's Mortgage, Inc., Hovnanian Financial Services I, Inc., Hovnanian Financial Services 11, Inc., Hovnanian Financial Services III, Inc., Hovnanian Financial Services IV, Inc., K. Hovnanian Investment Properties, Inc., K Hovnanian Mortgage, Inc., Preston Grande Homes, Inc., Heritage Pines, L.L.C., Kings Crossing at Montgomery, L.L.C., Knox Creek, L.L.C., McKinley Court, L.L.C., Monticello Woods, L.L.C., New Homebuyers Title Co. (Virginia) L.L.C., New Homebuyers Title Company, L.L.C., Shadow Creek, L.L.C., Section 13 of the Hills, L.L.C., Title Group II, L.L.C., Town Homes at Montgomery, L.L.C., Westwood Hills, L.L.C., WH/PR Land Co., L.L.C., Athena Portfolio Investors, L.P., Beacon Manor Associates, L.P., Galleria Mortgage, L.P., Goodman Mortgage Investors, L.P., Parkway Development, Sovereign Group, L.P., K. Hovnanian Venture I, L.L.C.

       Subject to the foregoing, the Board of Directors of the Company or a duly authorized committee thereof may designate any Subsidiary in addition to those named above to be an Unrestricted Subsidiary; PROVIDED, HOWEVER, that (1) the net amount (the "DESIGNATION AMOUNT") then outstanding of all previous Investments by the Company and the Restricted Subsidiaries in such Subsidiary will be deemed to be a Restricted Payment at the time of such designation and will reduce the amount available for Restricted Payments under the "Limitations on Restricted Payments" covenant set forth in the Subordinated Indenture, to the extent provided therein, (2) the Company must be permitted under the "Limitations on Restricted Payments" covenant set forth in the Subordinated Indenture to make the Restricted Payment deemed to have been made pursuant to clause (1), and (3) after giving effect to such designation, no Default or Event of Default shall have occurred or be continuing. In accordance with the foregoing, and not in limitation thereof, Investments made by any Person in any Subsidiary of such Person prior to such Person's merger with the Company or any Restricted Subsidiary (but not in contemplation or anticipation of such merger) shall not be counted as an Investment by the Company or such Restricted Subsidiary if such Subsidiary of such Person is designated as an Unrestricted Subsidiary.

       The Board of Directors of the Company or a duly authorized committee thereof may also redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary PROVIDED, HOWEVER, that (1) the Indebtedness of such Unrestricted Subsidiary as of the date of such redesignation could then be incurred under the "Limitations on Indebtedness" covenant and (2) immediately after giving effect to such redesignation and the incurrence of any such additional Indebtedness, the Company and the Restricted Subsidiaries could incur $1.00 of additional Indebtedness under the first paragraph of the "Limitations on Indebtedness" covenant. Any such designation or redesignation by the Board of Directors of the Company or a committee thereof will be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Board of Directors of the Company or a committee thereof giving effect to such designation or redesignation and an Officers' Certificate certifying that such designation or redesignation complied with the foregoing conditions and setting forth the underlying calculations of such Officers'


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Certificate. The designation of any Person as an Unrestricted Subsidiary shall be deemed to include a designation of all Subsidiaries of such Person as Unrestricted Subsidiaries; PROVIDED, HOWEVER, that the ownership of the general partnership interest (or a similar member's interest in a limited liability company) by an Unrestricted Subsidiary shall not cause a Subsidiary of the Company of which more than 95% of the equity interest is held by the Company or one or more Restricted Subsidiaries to be deemed an Unrestricted Subsidiary.

       "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness or portion thereof at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including, without limitation, payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the sum of all such payments described in clause (i)(a) above.

CONCERNING THE SUBORDINATED TRUSTEE

       The Subordinated Indenture contains certain limitations on the rights of the Subordinated Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Subordinated Trustee will be permitted to engage in other transactions; however, if within 90 days, apply to the Securities and Exchange Commission for permission to continue acquires any conflicting interest, as defined in the Subordinated Indenture, it must eliminate that conflict within 90 days, apply to the Securities and Exchange Commission for permission to continue or resign. The Subordinated Trustee is also trustee with respect to the Senior Notes and the Issuer's 10 1/2% Senior Notes due 2007 and its 9 ?% Senior Notes due 2009.

ADDITIONAL INFORMATION

       Anyone who receives this prospectus may obtain a copy of the Subordinated Indenture and Subordinated Registration Rights Agreement without charge by writing to Hovnanian at 10 Highway 35, Red Bank, NJ 07701, Attention: Corporate Controller.

REGISTERED EXCHANGE OFFER; REGISTRATION RIGHTS; LIQUIDATED DAMAGES

       The Company, the Issuer, the other Guarantors and the initial purchasers of the outstanding Senior Subordinated Notes entered into a registration rights agreement on March 26, 2002, which we refer to as the "Subordinated Registration Rights Agreement". Pursuant to the Subordinated Registration Rights Agreement, the Company, the Issuer and the Guarantors agreed to file with the Securities and Exchange Commission the Exchange Offer Registration Statement on the appropriate form under the Securities Act with respect to the Senior Subordinated Notes. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer will offer to the holders of Transfer Restricted Securities pursuant to the exchange offer who are able to make certain representations the opportunity to exchange their Transfer Restricted Securities for exchange Senior Subordinated Notes. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the Subordinated Registration Rights Agreement.

       Under the Subordinated Registration Rights Agreement:

       (1) the Company, the Issuer and the other Guarantors agreed to file an Exchange Offer Registration Statement with the Securities and Exchange Commission on or prior to 90 days after the Closing Date;

       (2) the Company, the Issuer and the Guarantors agreed to use their reasonable best efforts to have the Exchange Offer Registration Statement declared effective by the Securities and Exchange Commission on or prior to 150 days after the Closing Date;

       (3) unless the exchange offer would not be permitted by applicable law or Securities and Exchange Commission policy, the Company, the Issuer and the other Guarantors agreed to commence the exchange offer, keep the exchange offer open for a period of not less than 20 business days and use their reasonable best efforts to issue, on or prior to 30 business days after the date on which the Exchange Offer Registration Statement was declared effective by the Securities and Exchange Commission, exchange Senior Subordinated Notes in exchange for all outstanding Senior Subordinated Notes tendered prior thereto in the exchange offer;


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       (4)    if obligated to file the Shelf Registration Statement, the
              Company, the Issuer and the other Guarantors will file the Shelf Registration Statement with the Securities and Exchange Commission on or prior to 30 days after that filing obligation arises and use their reasonable best efforts to cause the Shelf Registration to be declared effective by the Securities and Exchange Commission on or prior to 90 days after that obligation arises;

       (5) the Issuer is not required to file the Exchange Offer Registration Statement or permitted to consummate the exchange offer because the exchange offer is not permitted by applicable law or Securities and Exchange Commission policy; or

       (6) any holder of Transfer Restricted Securities notifies the Issuer in writing prior to the 20th business day following consummation of the exchange offer that:

              (a) based on an opinion of counsel, it is prohibited by law or Securities and Exchange Commission policy from participating in the exchange offer; or

              (b) it is a broker-dealer and owns Senior Subordinated Notes acquired directly from the Issuer,

the Company, the Issuer and the Guarantors have agreed to file with the Securities and Exchange Commission a Shelf Registration Statement to cover resales of the Senior Subordinated Notes by the Holders thereof who satisfy certain conditions relating to the provisions of information in connection with the Shelf Registration Statement.

       The Company, the Issuer and the other Guarantors have agreed to use their reasonable best efforts to cause the applicable registration statement to be declared effective as promptly as possible by the Securities and Exchange Commission.

       For purposes of the preceding, "Transfer Restricted Securities" means each:

       (1)    Senior Subordinated Note, until the earliest to occur of:

              (a) the date on which that Senior Subordinated Note is exchanged in the Exchange Offer for a New Senior Subordinated Note which is entitled to be resold to the public by the holder thereof without complying with the prospectus delivery requirements of the Securities Act;

              (b) the date on which that Senior Subordinated Note has been disposed of in accordance with a Shelf Registration Statement (and purchasers thereof have been issued New Senior Subordinated Notes); or

              (c) the date on which that Senior Subordinated Note is distributed to the public pursuant to Rule 144 under the Securities Act; and

       (2) New Senior Subordinated Note issued to a broker-dealer until the date on which that New Senior Subordinated Note is disposed of by that broker-dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the prospectus contained therein).

       The Company, the Issuer and the other Guarantors have agreed to pay liquidated damages to each holder of Senior Subordinated Notes upon the occurrence of any of the following:

       (1) the Company, the Issuer and the other Guarantors fail to file any of the Registration Statements required by the Subordinated Registration Rights Agreement on or before the date specified for that filing;

       (2) any of such Registration Statements is not declared effective by the Securities and Exchange Commission on or prior to the date specified for that effectiveness, which we refer to as the "EFFECTIVENESS TARGET DATE";

       (3) the Issuer fails to consummate the Exchange Offer within 40 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement; or

       (4) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in the Subordinated Registration Rights Agreement


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       We refer to each event referred to in clauses (1) through (4) above as a
"REGISTRATION DEFAULT".

       Such liquidated damages shall be:

       (1) with respect to the first 90-day period immediately following the occurrence of the first Registration Default, an amount equal to $.05 per week per $1,000 principal amount of Senior Subordinated Notes held by that holder; and

       (2) an additional $.05 per week per $1,000 principal amount of Senior Subordinated Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages for all Registration Defaults of $.25 per week per $1,000 principal amount of Senior Subordinated Notes.

       All accrued liquidated damages will be paid on each Damages Payment Date to the Global Senior Subordinated Note holder by wire transfer of immediately available funds or by federal funds check and to holders of Certificated Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

       Holders of Senior Subordinated Notes will be required to make certain representations to the Company, the Issuer and the other Guarantors, as described in the Subordinated Registration Rights Agreement, in order to participate in the Exchange Offer and will be required to deliver certain information to be used in connection with the Shelf Registration Statement and to provide comments on the Shelf Registration Statement within the time periods set forth in the registration rights agreement in order to have their Senior Subordinated Notes included in the Shelf Registration Statement and benefit from the provisions regarding liquidated damages set forth above with respect to the Shelf Registration Statement.







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                          BOOK ENTRY; DELIVERY AND FORM

BOOK-ENTRY PROCEDURES FOR THE GLOBAL NOTES

       The exchange notes will initially be represented in the form of one or more global notes in fully-registered book-entry form, without interest coupons that will be deposited with or on behalf of The Depository Trust Company, or DTC, and registered in the name of DTC or its participants.

       Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the global notes may not be exchanged for notes in certificated form except in the limited circumstances described below.

       The descriptions of the operations and procedures of DTC set forth below are provided solely as a matter of convenience. These operations and procedures are solely within the control of the settlement system of DTC and are subject to change by DTC from time to time. We take no responsibility for these operations or procedures, and investors are urged to contact DTC or its participants directly to discuss these matters.

       DTC has advised us that it is:

       o a limited-purpose trust company organized under the laws of the State of New York;

       o      a "banking organization" within the meaning of the New York
              Banking Law;

       o      a member of the Federal Reserve System;

       o a "clearing corporation" within the meaning of the Uniform Commercial Code, as amended; and

       o a "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934.

       DTC was created to hold securities for its participants, organizations, which we refer to as "participants", and to and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes to the accounts of participants, which eliminates the need for physical transfer and delivery of certificates. DTC's participants include securities brokers and dealers; banks and trust companies; clearing corporations and specified other organizations. Indirect access to DTC's system is also available to other entities such as banks, brokers, dealers, and trust companies; these indirect participants clear through or maintain a custodial relationship with a participant, either directly or indirectly. Investors who are not participants may beneficially own securities held by or on behalf of DTC only through participants or indirect participants.

       We expect that under the procedures established by DTC:

       o upon deposit of each global note, DTC will credit the accounts of participants in DTC with an interest in the global note; and

       o ownership of the notes will be shown on, and the transfer of ownership of the notes will be effected only through, records maintained by DTC, with respect to the interests of participants in DTC, and the records of participants and indirect participants, with respect to the interests of persons other than participants in DTC.

       The laws of some jurisdictions may require that some purchasers of securities take physical delivery of the securities in definitive form. Accordingly, the ability to transfer interests in the new notes represented by a global note to these persons may be limited. In addition, because DTC can act only on behalf of its participants, who in turn act on behalf of persons who hold interests through participants, the ability of a person having an interest in the new notes represented by a global note to pledge or transfer that interest to persons or entities that do not participate in DTC's system, or to otherwise take actions in respect of that interest, may be affected by the lack of a physical definitive security in respect of the interest.

       So long as DTC or its nominee is the registered owner of a global note, DTC or the nominee, as the case may be, will be considered the sole owner or holder of the notes represented by the global note for all purposes


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under each of the Senior Indenture and the Subordinated Indenture. Except as
provided below, owners of beneficial interests in a global note:

       o will not be entitled to have notes represented by the global notes registered in their names;

       o will not receive or be entitled to receive physical delivery of certificated notes; and

       o will not be considered the owners or Holders of the notes under the Senior Indenture and the Subordinated Indenture, as applicable, for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the Senior Indenture and the Subordinated Indenture, respectively.

       Accordingly, each holder owning a beneficial interest in a global note must rely on the procedure of DTC and, if the holder is not a participant or an indirect participant in DTC, on the procedures of the participant through which the holder owns its interest, to exercise any rights of a holder of notes under the Senior Indenture and the Subordinated Indenture, as applicable, or the global note. We understand that under existing industry practice, if we request any action of Holders of notes or a holder that is an owner of a beneficial interest in a global note desires to take any action that DTC, as the holder of the global note, is entitled to take, then DTC would authorize the participants to take the action and the participants would authorize Holders owning through participants to take the action or would otherwise act upon the instruction of the holders. Neither we nor the Senior Trustee or the Subordinated Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of notes by DTC, or for maintaining, supervising or reviewing any records of DTC relating to the notes.

       Payment with respect to the principal of premium, if any, liquidated damages, if any, and interest on any notes represented by a global note registered in the name of DTC or its nominee on the applicable record date will be payable by the Senior Trustee or Subordinated Trustee, as applicable, to or at the direction of DTC or its nominee, in its capacity as the registered holder of the global note representing the notes under the Senior Indenture and the Subordinated Indenture, as applicable. Under the terms of the Senior Indenture and the Subordinated Indenture, as applicable, we and the Senior Trustee or Subordinated Trustee may treat the persons in whose names the notes, including the global notes, are registered as the owners of the notes for the purpose of receiving payment on the notes and for any and all other purposes whatsoever. Accordingly, neither we nor the Senior Trustee or Subordinated Trustee has or will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a global note, including principal, premium, if any, liquidated damages, if any, and interest. Payments by the participants and the indirect participants in DTC to the owners of beneficial interests in a global note will be governed by standing instructions and customary industry practice and will be the responsibility of the participants or the indirect participants and DTC.

       Transfers between participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds. Transfers between participants in Euroclear or Clearstream will be effected in the ordinary way according to their respective rules and operating procedures.

       Cross-market transfers between the participants in DTC, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected through DTC in accordance with DTC's rules on behalf of Euroclear or Clearstream, as the case may be, by its respective depositary. These cross-market transactions, however, will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in that system in accordance with the rules and procedures and within the established deadlines, Brussels time, of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant global notes in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream participants may not deliver instructions directly to the depositaries for Euroclear or Clearstream.

       Because of time zone differences, the securities account of a Euroclear or Clearstream participant purchasing an interest in a global note from a participant in DTC will be credited, and any crediting will be reported to the relevant Euroclear or Clearstream participant, during the securities settlement processing day, which must be a business day for Euroclear and Clearstream, immediately following the settlement date of DTC. Cash received in Euroclear or Clearstream as a result of sales of interest in a global note by or through a Euroclear or Clearstream


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

participant to a participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream cash account only as of the business day for Euroclear or Clearstream following DTC's settlement date.

       Although DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the global notes among its participants in DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to perform the procedures, and the procedures may be discontinued at any time. Neither we nor the Senior Trustee or Subordinated Trustee will have any responsibility for the performance by DTC, Euroclear or Clearstream or its respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

CERTIFICATED NOTES

       A global note is exchangeable for certificated notes if:

       o DTC (a) notifies the Issuer that it is unwilling or unable to continue as depositary for the global note and the Issuer fails to appoint a successor depositary or (b) has ceased to be a clearing agency registered under the Exchange Act;

       o the Issuer, at its option, notifies the Senior Trustee or Subordinated Trustee in writing that it elects to cause the issuance of the notes in certificated form; or

       o there shall have occurred and be continuing to occur a Default or an Event of Default with respect to the notes.

       In addition, beneficial interest in a global note may be exchanged for certificated notes upon request but only upon at least 20 days' prior written notice given to the Senior Trustee or Subordinated Trustee, as applicable, by or on behalf of DTC in accordance with customary procedures. In all cases, certificated notes delivered in exchange for any global note or beneficial interest therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary, according to its customary procedures.

       Subject to certain conditions, any person having a beneficial interest in the global notes may, upon request to the Senior Trustee or Subordinated Trustee, as applicable, exchange their beneficial interest for notes in the form of certificated notes. Upon any such issuance, the Senior Trustee or Subordinated Trustee, is required to register the certificated notes in the name of, and deliver to such person or persons, or the nominee of any thereof. In addition, if:

       o we notify the Senior Trustee or Subordinated Trustee in writing that DTC is no longer willing or able to act as a depository or DTC ceases to be registered as a clearing agency under the Securities Exchange Act of 1934 and a successor depository is not appointed within 90 days of the notice or cessation; or

       o we, at our option, notify the Senior Trustee or Subordinated Trustee in writing that we elect to cause the issuance of notes in definitive form under the applicable indenture;

then, upon surrender of the global notes, certificated notes will be issued to each person that DTC identifies as the beneficial owner of the notes represented by the global notes. Upon the issuance of certificated notes, the Senior Trustee or Subordinated Trustee is required to register certificated notes in the name of that person or persons, or their nominee, and cause the certified notes to be delivered to those persons.

       Neither we nor the trustee will be liable for any delay by DTC or any participant or indirect participant in identifying the beneficial owners of the related notes and each of those persons may conclusively rely on, and will be protected in relying on, instructions from DTC for all purposes, including with respect to the registration and delivery, and the respective principal amounts, of the notes to be issued.

SAME DAY SETTLEMENT AND PAYMENT

       Each of the Senior Indenture and the Subordinated Indenture requires that payments in respect of the notes represented by the global note, including principal, premium, if any, interest and liquidated damages, if any, be


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made by wire transfer of immediately available next day funds to the accounts specified by the global note holder. With respect to certificated notes, we will make all payments of principal, premium, if any, interest and liquidated damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such holder's registered address. We expect that secondary trading in the certificated notes will also be settled in immediately available funds.











                                       91
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            MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

EXCHANGE OF NOTES

       The exchange of outstanding notes for exchange notes in the exchange offer will not constitute a taxable event to holders for United States federal income tax purposes. Consequently, no gain or loss will be recognized by a holder upon receipt of an exchange note, the holding period of the exchange note will include the holding period of the outstanding note and the basis of the exchange note will be the same as the basis of the outstanding note immediately before the exchange.

       In any event, persons considering the exchange of outstanding notes for exchange notes should consult their own tax advisors concerning the United States federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.


                              PLAN OF DISTRIBUTION

       Each broker-dealer that receives exchange notes for its own account as a result of market-making activities and other trading activities, other than outstanding notes acquired directly from us or any of our affiliates, in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for outstanding notes where outstanding notes were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of one year after the consummation of the exchange offer or such shorter period as will terminate when all outstanding notes covered by the registration statement have been sold, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any resale.

       We will not receive any proceeds from any sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account in the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes, or through a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices, or at negotiated prices. Any resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any broker-dealer or the purchasers of any exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account in the exchange offer and any broker or dealer that participates in a distribution of exchange notes may be deemed to be an "underwriter" within the meaning of the Securities Act, and any profit on any resale of exchange notes and any commission or concessions received by any of those persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is in an "underwriter" within the meaning of the Securities Act.

       We have agreed, for a period of one year after the consummation of the exchange offer or such shorter period as will terminate when all transfer restricted securities covered by the registration statement have been sold, to promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests those documents in the letter of transmittal. We have also agreed to pay all expenses incident to the exchange offer, including the expenses of one counsel for the holders of the outstanding notes directly from us, and will indemnify the holders of the notes, including any broker-dealers, against certain liabilities, including liabilities caused by any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or necessary to make the statements in the registration statement or prospectus not misleading. This indemnification obligation does not extend to statements or omissions in the registration statement or prospectus made in reliance upon and in conformity with written information pertaining to the holder that is furnished in writing to us by or on behalf of any holder.


                           FORWARD-LOOKING STATEMENTS

       This prospectus includes "forward-looking statements" including, in particular, the statements about our plans, strategies and prospects under the heading "Prospectus Summary," and in the Unaudited Pro Forma Combined Financial Data and the related notes thereto. Although we believe that our plans, intentions and


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expectations reflected in, or suggested by such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. The forward-looking statements we make in the prospectus are subject to risks, uncertainties, and assumptions, including, among other things, factors discussed under the heading "Risk Factors". All forward-looking statements attributable to Hovnanian or the Issuer or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements and risk factors contained throughout this prospectus.

                                  LEGAL MATTERS

       Certain legal matters related to the exchange notes offered hereby will be passed upon for us by Simpson Thacher & Bartlett, New York, New York.


                                     EXPERTS

       The consolidated financial statements of Hovnanian Enterprises, Inc., appearing in Hovnanian Enterprises, Inc.'s Annual Report (Form 10-K) for the year ended October 31, 2001, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.


                       WHERE YOU CAN FIND MORE INFORMATION

       We are subject to the informational requirements of the Securities Exchange Act of 1934, and file reports, proxy statements and other information with the Commission. You may read and copy any reports, proxy statements and other information at the Commission's public reference room at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional office located at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material also can be obtained by mail from the Public Reference Section of the Commission, at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at the prescribed rates. The Commission also maintains a website that contains reports, proxy and information statements and other information. The website address is: http://www.sec.gov. Hovnanian's Class A common stock is listed on the New York Stock Exchange, and reports, proxy statements and other information also can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

       Hovnanian has filed the following documents with the Commission and these documents are incorporated herein by reference:

       o Annual Report on Form 10-K for the fiscal year ended October 31, 2001, Registration File No. 1-8551;

       o Quarterly Report on Form 10-Q for the quarter ended January 31, 2002, Registration File No. 1-8551; and

       o Current Reports on Form 8-K filed on January 24, 2002, as amended by Current Report on Form 8-K/A filed February 19, 2002, Registration File Nos. 1-8551 and on March 21, 2002, Registration File No. 1-8551.

       This prospectus is part of a registration statement filed with the SEC. The Securities and Exchange Commission allows us to "incorporate by reference" selected documents we file with it, which means that we can disclose important information to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this prospectus, and information in documents that we file later with the Securities and Exchange Commission will automatically update and supersede this information. We incorporate by reference the documents listed below filed under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

       All documents filed by Hovnanian pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this prospectus and prior to the termination of the offerings made by this prospectus are to


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be incorporated herein by reference. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

       Hovnanian will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the information incorporated by reference in this prospectus, other than exhibits to such information (unless such exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests for such copies should be directed to Paul W. Buchanan, Senior Vice President--Corporate Controller, Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701 (telephone: (732) 747-7800).








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                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       Hovnanian is a Delaware corporation. Section 145 of the General Corporation Law of the State of Delaware grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 102(b)(7) of the General Corporation Law of the State of Delaware enables a corporation in its certificate of incorporation or an amendment thereto validly approved by stockholders to limit or eliminate the personal liability of the members of its board of directors for violations of the directors' fiduciary duty of care.

       Article EIGHTH of Hovnanian's Restated Certificate of Incorporation contains the following provisions with respect to indemnification:

       No director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This Article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date on which this Article becomes effective. Any repeal or modification of this Article Eighth shall not adversely affect any right or protection of a director of the Company existing hereunder with respect to any act or omission occurring prior to the time of such repeal or modification.

       Hovnanian maintains a liability insurance policy providing coverage for its directors and officers in an amount up to an aggregate limit of $10,000,000 for any single occurrence.

       K. Hovnanian is a New Jersey corporation. Subsection 2 of Title 14A,
Section 3-5 of the New Jersey Statutes grants any corporation organized for any purpose under any general or special law of New Jersey the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not by itself create a presumption that the corporate agent did not meet such applicable standards of conduct. Section 3 of Title 14A, Section 3-5 of the New Jersey Statutes grants any corporation organized under any general or special law of New Jersey the power to indemnify a director, officer, employee or agent of a corporation against his expenses in connection with any proceeding by or in the right of the corporation, which involves him by reason of his having been a corporate agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be provided in respect of any claim, issue or matter in which the corporate agent shall be adjudged to be liable to the corporation, unless and only to the extent that the Superior Court or the court in which the proceeding was brought determines, upon application, that despite the adjudication of liability, but in view of all circumstances of the case, the corporate agent is fairly and reasonably entitled to indemnity for expenses deemed proper by the Superior Court or such other court. Corporations organized for any purpose under any general or special law of New Jersey shall indemnify a corporate agent against expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to in subsections 2 and 3 of Title 14A, Section 3-5.

       Subsection 4 provides that any indemnification under these subsections, unless ordered by a court under subsection 3, may be made by the corporation only as authorized in a specific case upon a determination that indemnification is proper in the circumstances because the corporate agent met the applicable standard of (a) good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and (b) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Subsection 5 provides that unless provided for in the certificate of incorporation or bylaws, such determination shall be made (a) by the board of directors or a committee thereof, acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; or (b) if such quorum is not obtainable, or even if obtainable and such quorum directs, by written opinion of independent legal counsel designated by the board of directors; or (c) by the shareholders if the certificate of incorporation or bylaws or a resolution of the board of directors or of the shareholders so directs. Subsection 7 provides that if a corporation on application by a corporate agent fails or refuses to provide indemnification as required or permitted by this section, a corporate agent may apply to a court for an award of indemnification by the corporation. This section does not exclude any other rights to which a corporate agent may be entitled under a certificate of incorporation, bylaw, agreement, vote of shareholders, or otherwise; provided that no indemnification is made if a final adjudication adverse to the corporate agent establishes that his acts or omissions (a) were in breach of his duty of loyalty to the corporation or its shareholders, as defined under New Jersey law, (b) were not in good faith or involved a knowing violation of law or (c) resulted in receipt by the corporate agent of an improper personal benefit.

       Except as required by subsection 4, no indemnification shall be made or expenses advanced by a corporation or shall be ordered by a court if such action would be inconsistent with a provision of the certificate of incorporation, a bylaw, a resolution of the board of directors or of the shareholders, an agreement or other proper corporate action in effect at the time of the accrual of the alleged cause of action asserted in the proceeding, which prohibits, limits or otherwise conditions the exercise of indemnification powers by the corporation or the rights to which a corporate agent may be entitled.

       Neither K. Hovnanian's Certificate of Incorporation nor its bylaws contain any provisions relating to indemnity.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)  Exhibits

4.1 Indenture, dated as of March 26, 2002 among K. Hovnanian Enterprises, Inc., the Guarantors party named therein, and Wachovia Bank, National Association, formerly known as First Union National Bank, as trustee (filed herewith).

4.2 Indenture, dated as of March 26, 2002 among K. Hovnanian Enterprises, Inc., the Guarantors party named therein, and Wachovia Bank, National Association, formerly known as First Union National Bank, as trustee (filed herewith).

4.3 Registration Rights Agreement, dated as of March 26, 2002 among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., certain of its Subsidiaries, Salomon Smith Barney, Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation and PNC Capital Markets, Inc. (filed herewith).

4.4 Registration Rights Agreement, dated as of March 26, 2002 among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., certain of its Subsidiaries, Salomon Smith Barney, Inc., Banc of America Securities LLC and Credit Suisse First Boston Corporation (filed herewith).

5.1    Opinion of Simpson Thacher & Bartlett (filed herewith).

12.1 Statement re: Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23.1 Consent of Simpson Thacher & Bartlett (contained in Exhibit 5.1 filed herewith).

23.2   Consent of Ernst & Young LLP (filed herewith).

24.1 Powers of Attorney of the Board of Directors of Hovnanian Enterprises, Inc. (included on signature page).

24.2 Powers of Attorney of the Board of Directors of K. Hovnanian Enterprises, Inc. (included on signature page).

24.3 Powers of Attorney of the Board of Directors of Subsidiary Registrants (included on signature page).

25.1   Statement of Eligibility of Trustee under both the Indenture filed as
       Exhibit 4.1 hereto and under the Indenture filed as Exhibit 4.2 hereto (filed herewith).

99.1   Form of Letter of Transmittal.*

99.2 Form of Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees.*

99.3   Form of Letter to Clients.*

99.4   Form of Notice of Guaranteed Delivery.*

* To be filed by amendment.

ITEM 22.  UNDERTAKINGS.

1. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

2. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or controlling persons of the registrant pursuant to the foregoing provisions, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

3. The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

4. The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

5.     The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     (i) To include any prospectus required by Section 10(a)(3)
              of the Securities Act of 1993;

                     (ii) To reflect in the prospectus any facts or events
              arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

                     (iii) To include any material information with respect to
              the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

              (3) To reprove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, Hovnanian Enterprises, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, state of New Jersey, on June 6, 2002.

                                          HOVNANIAN ENTERPRISES, INC.


                                          By: /s/ J. Larry Sorsby
                                              ----------------------------------
                                              J. Larry Sorsby
                                              Executive Vice-President and
                                              Chief Financial Officer

                                POWER OF ATTORNEY

       Each person whose signature appears below hereby constitutes and appoints
J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 6, 2002.

             Signature                                      Title
             ---------                                      -----
/s/ Kevork S. Hovnanian                       Chairman of the Board
------------------------------------
   Kevork S. Hovnanian

/s/ Ara K. Hovnanian                          President, Chief Executive Officer and
------------------------------------          Director
   Ara K. Hovnanian

/s/ Paul W. Buchanan                          Senior Vice-President, Corporate
------------------------------------          Controller and Director
   Paul W. Buchanan

/s/ Geaton A. Decesaris, Jr.                  President of Homebuilding Operations
------------------------------------          and Chief Operating Officer and Director
   Geaton A. DeCesaris, Jr.

/s/ Arthur M. Greenbaum                       Director
------------------------------------
   Arthur M. Greenbaum

/s/ Desmond P. McDonald                       Director
------------------------------------
   Desmond P. McDonald

/s/ Peter S. Reinhart                         Senior Vice-President, General
------------------------------------          Counsel/Secretary and Director
   Peter S. Reinhart

/s/ John J. Robbins                           Director
------------------------------------
   John J. Robbins



                                      II-5


/s/ J. Larry Sorsby                           Executive Vice-President, Chief
------------------------------------          Financial Officer and Director
   J. Larry Sorsby

/s/ Stephen D. Weinroth                       Director
------------------------------------
   Stephen D. Weinroth


                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, K. Hovnanian Enterprises, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, state of New Jersey, June 6, 2002.

                                              K. HOVNANIAN ENTERPRISES, INC.

                                              By: /s/ J. Larry Sorsby
                                                 -----------------------------
                                                  J. Larry Sorsby
                                                  Executive Vice-President
                                                  Chief Financial Officer


                                POWER OF ATTORNEY

       Each person whose signature appears below hereby constitutes and appoints
J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 6, 2002.


               SIGNATURE                                                         TITLE
               ---------                                                         -----

/s/ Kevork S. Hovnanian                                           Chairman of the Board
------------------------------------
   Kevork S. Hovnanian

/s/ Ara K. Hovnanian                                              President, Chief Executive Officer
------------------------------------                              and Director
   Ara K. Hovnanian

/s/ Paul W. Buchanan                                              Senior Vice-President, Corporate
------------------------------------                              Controller and Director
   Paul W. Buchanan

/s/ Geaton A. Decesaris, Jr.                                      President of Homebuilding
------------------------------------                              Operations and Chief Operating
   Geaton A. DeCesaris, Jr.                                       Officer and Director

/s/ Peter S. Reinhart                                             Senior Vice-President, General
------------------------------------                              Counsel/Secretary and Director
   Peter S. Reinhart

/s/ J. Larry Sorsby                                               Executive Vice-President, Chief
------------------------------------                              Financial Officer and Director
   J. Larry Sorsby

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule of Subsidiary Registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, state of New Jersey, on June 6, 2002.

                               Registrants (as listed on the attached Schedule of Subsidiary Registrants)

                               By:  /s/ J. Larry Sorsby
                                  ----------------------
                                  J. Larry Sorsby
                                  Executive Vice-President
                                  Chief Financial Officer

                                POWER OF ATTORNEY

       Each person whose signature appears below hereby constitutes and appoints
J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 6, 2002.


               SIGNATURE                                                              TITLE
               ---------                                                              -----

/s/ Kevork S. Hovnanian                                               Chairman of the Board and Director
------------------------------------
   Kevork S. Hovnanian

/s/ Ara K. Hovnanian                                                  Vice Chairman of the Board
------------------------------------
   Ara K. Hovnanian

/s/ Paul W. Buchanan                                                  Senior Vice-President, Corporate
------------------------------------                                  Controller and Director
   Paul W. Buchanan

/s/ Geaton A. Decesaris, Jr.                                          President of Homebuilding Operations
------------------------------------                                  and Chief Operating Officer and
   Geaton A. DeCesaris, Jr.                                           Director


/s/ Peter S. Reinhart                                                 Senior Vice-President, General
------------------------------------                                  Counsel/Secretary and Director
   Peter S. Reinhart

/s/ J. Larry Sorsby                                                   Executive Vice-President, Chief
------------------------------------                                  Financial Officer and Director
   J. Larry Sorsby


SCHEDULE OF SUBSIDIARY REGISTRANTS

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

All Seasons, Inc.
Arrow Properties, Inc.
Ballantrae Development Corp.
Ballantrae Home Sales, Inc.
Condominium Community (Bowie New Town), Inc.
Condominium Community (Largo Town), Inc.
Condominium Community (Park Place), Inc.
Condominium Community (Quail Run), Inc.
Condominium Community (Truman Drive), Inc.
Consultants Corporation
Designed Contracts, Inc.
EXC, Inc.
Fortis Homes, Inc.
Housing-Home Sales, Inc.
Hovnanian at Tarpon Lakes I, Inc.
Hovnanian Developments of Florida, Inc.
Hovnanian Pennsylvania, Inc.
K. Hov A, Inc.
K. Hov International, Inc.
K. Hovnanian Acquisitions, Inc.
K. Hovnanian at Ashburn Village, Inc.
K. Hovnanian at Atlantic City, Inc.
K. Hovnanian at Ballantrae Estates, Inc.
K. Hovnanian at Barrington, Inc.
K. Hovnanian at Bedminster II, Inc.
K. Hovnanian at Bedminster, Inc.
K. Hovnanian at Belmont, Inc.
K. Hovnanian at Bernards IV, Inc.
K. Hovnanian at Branchburg III, Inc.
K. Hovnanian at Bridgeport, Inc.
K. Hovnanian at Bridgewater IV, Inc.
K. Hovnanian at Bridgewater V, Inc.
K. Hovnanian at Bridgewater VI, Inc.
K. Hovnanian at Bull Run, Inc.
K. Hovnanian at Burlington III, Inc.
K. Hovnanian at Burlington, Inc.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian at Calabria, Inc.
K. Hovnanian at Cameron Chase, Inc.
K. Hovnanian at Carmel Del Mar, Inc.
K. Hovnanian at Carolina Country Club I, Inc.
K. Hovnanian at Carolina Country Club II, Inc.
K. Hovnanian at Carolina Country Club III, Inc.
K. Hovnanian at Castile, Inc.
K. Hovnanian at Cedar Grove I, Inc.
K. Hovnanian at Cedar Grove II, Inc.
K. Hovnanian at Chaparral, Inc.
K. Hovnanian at Clarkstown, Inc.
K. Hovnanian at Coconut Creek, Inc.
K. Hovnanian at Crestline, Inc.
K. Hovnanian at Crystal Springs, Inc.
K. Hovnanian at Dominguez, Inc.
K. Hovnanian at Dominion Ridge, Inc.
K. Hovnanian at East Brunswick VI, Inc.
K. Hovnanian at East Brunswick VIII, Inc.
K. Hovnanian at East Whiteland I, Inc.
K. Hovnanian at Exeter Hills, Inc.
K. Hovnanian at Fair Lakes Glen, Inc.
K. Hovnanian at Fair Lakes, Inc.
K. Hovnanian at Freehold Township, Inc.
K. Hovnanian at Freehold Township I, Inc.
K. Hovnanian at Ft. Myers I, Inc.
K. Hovnanian at Ft. Myers II, Inc.
K. Hovnanian at Great Notch, Inc.
K. Hovnanian at Hackettstown, Inc.
K. Hovnanian at Half Moon Bay, Inc.
K. Hovnanian at Hampton Oaks, Inc.
K. Hovnanian at Hanover, Inc.
K. Hovnanian at Hershey's Mill, Inc. (a PA Corp)
K. Hovnanian at Highland Vineyards, Inc.
K. Hovnanian at Holly Crest, Inc.
K. Hovnanian at Hopewell IV, Inc.
K. Hovnanian at Hopewell V, Inc.
K. Hovnanian at Hopewell VI, Inc.
K. Hovnanian at Howell Township, Inc.
K. Hovnanian at Hunter Estates, Inc.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian at Jacksonville II, Inc.
K. Hovnanian at Jefferson, Inc.
K. Hovnanian at Jersey City III, Inc.
K. Hovnanian at Kings Grant I, Inc.
K. Hovnanian at Klockner Farms, Inc.
K. Hovnanian at La Terraza, Inc.
K. Hovnanian at La Trovata, Inc.
K. Hovnanian at Lakewood, Inc.
K. Hovnanian at Lawrence V, Inc.
K. Hovnanian at Lower Saucon II, Inc.
K. Hovnanian at Lower Saucon, Inc.
K. Hovnanian at Mahwah II, Inc.
K. Hovnanian at Mahwah IV, Inc. (Whalepond)
K. Hovnanian at Mahwah IX, Inc.
K. Hovnanian at Mahwah V, Inc.
K. Hovnanian at Mahwah VI, Inc. (Norfolk)
K. Hovnanian at Mahwah VII, Inc.
K. Hovnanian at Mahwah VIII, Inc.
K. Hovnanian at Manalapan, Inc.
K. Hovnanian at Manalapan III, Inc.
K. Hovnanian at Marlboro II, Inc.
K. Hovnanian at Marlboro Township IV, Inc.
K. Hovnanian at Marlboro Township VI, Inc.
K. Hovnanian at Marlboro Township VII, Inc.
K. Hovnanian at Marlboro Township, III
K. Hovnanian at Medford I, Inc.
K. Hovnanian at Merrimack, Inc.
K. Hovnanian of Metro DC South, Inc.
K. Hovnanian at Montclair NJ, Inc.
K. Hovnanian at Montclair, Inc.
K. Hovnanian at Montgomery I, Inc.
K. Hovnanian at Newark Urban Renewal Corporation I, Inc.
K. Hovnanian at Newark Urban Renewal Corporation IV, Inc.
K. Hovnanian at Newark Urban Renewal Corporation V, Inc.
K. Hovnanian at North Bergen, Inc.
K. Hovnanian at North Brunswick IV, Inc.
K. Hovnanian at Northern Westchester, Inc.
K. Hovnanian at Northlake, Inc.
K. Hovnanian at Ocean Walk, Inc.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian at P.C. Properties, Inc.
K. Hovnanian at Park Ridge, Inc.
K. Hovnanian at Pasco I, Inc.
K. Hovnanian at Pasco II, Inc.
K. Hovnanian at Peekskill, Inc.
K. Hovnanian at Pembroke Shores, Inc.
K. Hovnanian at Perkiomen I, Inc.
K. Hovnanian at Perkiomen II, Inc.
K. Hovnanian at Plainsboro III, Inc.
K. Hovnanian at Polo Trace, Inc.
K. Hovnanian at Port Imperial North, Inc.
K. Hovnanian at Princeton, Inc.
K. Hovnanian at Rancho Christianitos, Inc.
K. Hovnanian at Raritan I, Inc.
K. Hovnanian at Readington II, Inc.
K. Hovnanian at Reservoir Ridge, Inc.
K. Hovnanian at River Oaks, Inc.
K. Hovnanian at San Sevaine, Inc.
K. Hovnanian at Saratoga, Inc.
K. Hovnanian at Scotch Plains II, Inc.
K. Hovnanian at Scotch Plains, Inc.
K. Hovnanian at Seneca Crossing, Inc.
K. Hovnanian at Smithville, Inc.
K. Hovnanian at Smithville III, Inc.
K. Hovnanian at Somers Point, Inc.
K. Hovnanian at South Brunswick II, Inc.
K. Hovnanian at South Brunswick III, Inc.
K. Hovnanian at South Brunswick IV, Inc.
K. Hovnanian at South Brunswick V, Inc.
K. Hovnanian at Spring Ridge, Inc.
K. Hovnanian at Stone Canyon, Inc.
K. Hovnanian at Stonegate, Inc. (a CA Corporation)
K. Hovnanian at Stonegate, Inc. (a VA Corporation)
K. Hovnanian at Stony Point, Inc.
K. Hovnanian at Stuart Road, Inc.
K. Hovnanian at Sully Station, Inc.
K. Hovnanian at Summerwood, Inc.
K. Hovnanian at Sycamore, Inc.
K. Hovnanian at Tannery Hill, Inc.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian at The Bluff, Inc.
K. Hovnanian at The Cedars, Inc.
K. Hovnanian at The Glen, Inc.
K. Hovnanian at the Reserve at Medford, Inc.
K. Hovnanian at Thornbury, Inc.
K. Hovnanian at Tierrasanta, Inc.
K. Hovnanian at Tuxedo, Inc.
K. Hovnanian at Union Township I, Inc.
K. Hovnanian at Upper Freehold Township I, Inc.
K. Hovnanian at Upper Makefield I, Inc.
K. Hovnanian at Upper Merion, Inc.
K. Hovnanian at Vail Ranch, Inc.
K. Hovnanian at Valleybrook II, Inc.
K. Hovnanian at Valleybrook, Inc.
K. Hovnanian at Wall Township VI, Inc.
K. Hovnanian at Wall Township VIII, Inc.
K. Hovnanian at Washingtonville, Inc.
K. Hovnanian at Wayne III, Inc.
K. Hovnanian at Wayne V, Inc.
K. Hovnanian at Wayne VI, Inc.
K. Hovnanian at Wayne VII, Inc.
K. Hovnanian at Wildrose, Inc.
K. Hovnanian at Winston Trails, Inc.
K. Hovnanian at Woodmont, Inc.
K. Hovnanian Companies Northeast, Inc.
K. Hovnanian Companies of California, Inc.
K. Hovnanian Companies of Florida, Inc.
K. Hovnanian Companies of Maryland, Inc.
K. Hovnanian Companies of Metro Washington, Inc.
K. Hovnanian Companies of New York, Inc.
K. Hovnanian Companies of North Carolina, Inc.
K. Hovnanian Companies of Pennsylvania, Inc.
K. Hovnanian Companies of Southern California, Inc.
K. Hovnanian Construction Management, Inc.
K. Hovnanian's Design Gallery, Inc.
K. Hovnanian Developments of California, Inc.
K. Hovnanian Developments of Maryland, Inc.
K. Hovnanian Developments of Metro Washington, Inc.
K. Hovnanian Developments of New Jersey, Inc.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian Developments of New York, Inc.
K. Hovnanian Developments of South Carolina, Inc.
K. Hovnanian Developments of Texas, Inc.
K. Hovnanian Equities, Inc.
K. Hovnanian Florida Division, Inc.
K. Hovnanian Forecast Acquisition, Inc.
K. Hovnanian Forecast Homes, Inc.
K. Hovnanian Investment Properties of New Jersey, Inc.
K. Hovnanian Marine, Inc.
K. Hovnanian Port Imperial Urban Renewal, Inc.
K. Hovnanian Properties of East Brunswick II, Inc.
K. Hovnanian Properties of NB Theatre, Inc.
K. Hovnanian Properties of Newark Urban Renewal Corporation, Inc.
K. Hovnanian Properties of North Brunswick II, Inc.
K. Hovnanian Properties of North Brunswick V, Inc.
K. Hovnanian Properties of Piscataway, Inc.
K. Hovnanian Properties of Red Bank, Inc.
K. Hovnanian Properties of Wall, Inc.
K. Hovnanian Real Estate Investment, Inc.
K. Hovnanian Real Estate of Florida, Inc.
K. Hovnanian Southeast Florida, Inc.
K. Hovnanian Southeast Region, Inc.
K. Hovnanian's Four Seasons of the Palm Beaches, Inc.
KHC Acquisition, Inc.
Kings Grant Evesham Corp.
Landarama, Inc.
Matzel & Mumford of Delaware, Inc.
M & M at Long Branch, Inc.
New K. Hovnanian Developments of Florida, Inc.
Parthenon Group, Inc.
Pine Brook Co., Inc.
Que Corporation
Reflections of You Interiors, Inc.
Stonebrook Homes, Inc.
The Matzel & Mumford Organization, Inc.
The New Fortis Corporation
The Southampton Corporation
Tropical Service Builders, Inc.
Washington Homes of Delaware, Inc.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

Washington Homes of West Virginia, Inc.
Washington Homes, Inc.
Washington Homes, Inc. of Virginia
Westminster Homes (Charlotte), Inc.
Westminster Homes of Tennessee, Inc.
Westminster Homes, Inc.
WH Land I, Inc.
WH Land II, Inc.
WH Properties, Inc.
Arbor West, L.L.C.
K. Hovnanian at St. Margarets, L.L.C.
K. Hovnanian at Arbor Heights, L.L.C.
K. Hovnanian at Ashburn Village, L.L.C.
K. Hovnanian at Barnegat I, L.L.C.
K. Hovnanian at Berkeley, L.L.C.
K. Hovnanian at Bernards V, L.L.C.
K. Hovnanian at Blooms Crossing, L.L.C.
K. Hovnanian at Blue Heron Pines, L.L.C.
K. Hovnanian at Brenbrooke, L.L.C.
K. Hovnanian at Camden I, L.L.C.
K. Hovnanian at Carmel Village, L.L.C.
K. Hovnanian at Cedar Grove III, L.L.C.
K. Hovnanian at Chester I, L.L.C.
K. Hovnanian at Clifton, L.L.C.
K. Hovnanian at Columbia Town Center, L.L.C.
K. Hovnanian at Cranbury, L.L.C.
K. Hovnanian at Curries Woods, L.L.C.
K. Hovnanian at Denville, L.L.C.
K. Hovnanian at Encinitas Ranch, L.L.C.
K. Hovnanian at Forecast, L.L.C.
K. Hovnanian at 4S Ranch, L.L.C.
K. Hovnanian at Guttenberg, L.L.C.
K. Hovnanian at Hamburg, L.L.C.
K. Hovnanian at Hamburg Contractors, L.L.C.
K. Hovnanian at Jackson, L.L.C.
K. Hovnanian at Jersey City IV, L.L.C.
K. Hovnanian at Kent Island, L.L.C.
K. Hovnanian at Kincaid, L.L.C.
K. Hovnanian at King Farm, L.L.C.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian at LaFayette Estates, L.L.C.
K. Hovnanian at Lake Ridge Crossing, L.L.C.
K. Hovnanian at Lake Terrapin, L.L.C.
K. Hovnanian at Lawrence V, L.L.C.
K. Hovnanian at Linwood, L.L.C.
K. Hovnanian at Little Egg Harbor, L.L.C.
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.
K. Hovnanian at Lower Moreland I, L.L.C.
K. Hovnanian at Lower Moreland II, L.L.C.
K. Hovnanian at Lower Saucon II, L.L.C.
K. Hovnanian at Manalapan II, L.L.C.
K. Hovnanian at Mansfield I, LLC
K. Hovnanian at Mansfield II, LLC
K. Hovnanian at Mansfield III, L.L.C.
K. Hovnanian at Marlboro Township VIII, L.L.C.
K. Hovnanian at Marlboro VI, L.L.C.
K. Hovnanian at Marlboro VII, L.L.C.
K. Hovnanian at Menifee, L.L.C.
K. Hovnanian at Middletown, L.L.C.
K. Hovnanian at Mt. Olive Township, L.L.C.
K. Hovnanian at North Brunswick VI, L.L.C.
K. Hovnanian at North Haledon, L.L.C.
K. Hovnanian at Northampton, L.L.C.
K. Hovnanian at Northfield, L.L.C.
K. Hovnanian at Pacific Bluffs, L.L.C.
K. Hovnanian at Paramus, L.L.C.
K. Hovnanian at Park Lane, L.L.C.
K. Hovnanian at Rancho Santa Margarita, L.L.C.
K. Hovnanian at Riverbend, L.L.C.
K. Hovnanian at Roderuck, L.L.C.
K. Hovnanian at Rowland Heights, L.L.C.
K. Hovnanian at Sayreville, L.L.C.
K. Hovnanian at South Amboy, L.L.C.
K. Hovnanian at South Bank, L.L.C.
K. Hovnanian at South Brunswick, L.L.C.
K. Hovnanian at Spring Hill Road, L.L.C.
K. Hovnanian at St. Margarets, L.L.C.
K. Hovnanian at Sunsets, L.L.C.
K. Hovnanian at the Gables, L.L.C.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. Hovnanian at Upper Freehold Township II, L.L.C.
K. Hovnanian at Upper Freehold Township III, L.L.C.
K. Hovnanian at Wanaque, L.L.C.
K. Hovnanian at Washington, L.L.C.
K. Hovnanian at Wayne VIII, L.L.C.
K. Hovnanian at Wayne IX, L.L.C.
K. Hovnanian at West Milford, L.L.C.
K. Hovnanian at West Windsor, L.L.C.
K. Hovnanian at Willow Brook, L.L.C.
K. Hovnanian at Winchester, L.L.C.
K. Hovnanian at Woodhill Estates, L.L.C.
K. Hovnanian at Woolwich, L.L.C.
K. Hovnanian Central Acquisitions, L.L.C.
K. Hovnanian Companies of Metro D.C. North, L.L.C.
K. Hovnanian Eastern Pennsylvania, L.L.C.
K. Hovnanian Forecast, L.L.C.
K. Hovnanian Four Seasons @ Historic Virginia, L.L.C.
K. Hovnanian North Central Acquisitions, L.L.C.
K. Hovnanian North Jersey Acquisitions, L.L.C.
K. Hovnanian Shore Acquisitions, L.L.C.
K. Hovnanian South Jersey Acquisition, L.L.C.
K. Hovnanian Southern New Jersey, L.L.C.
K. Hovnanian's Four Seasons, L.L.C.
K. Hovnanian's Private Home Portfolio, L.L.C.
Kings Court at Montgomery, L.L.C.
M&M at Apple Ridge, L.L.C.
M&M at Brookhill, L.L.C.
M&M at Heritage Woods, L.L.C.
M&M at the Highlands, L.L.C.
M&M at East Mill, L.L.C.
M&M at Morristown, L.L.C.
M&M at Roosevelt, L.L.C.
M&M at Sheridan, L.L.C.
M&M at Sparta, L.L.C.
M&M at Spinnaker Pointe, L.L.C.
M&M at Spruce Hollow, L.L.C.
M&M at Spruce Meadows, L.L.C.
M&M at Spruce Run, L.L.C.
Matzel & Mumford at Cranbury Knoll, L.L.C.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

Matzel & Mumford at Freehold, L.L.C.
Matzel & Mumford at Heritage Landing, L.L.C.
Matzel & Mumford at Montgomery, L.L.C.
Matzel & Mumford at Phillipsburg, L.L.C.
Matzel & Mumford at South Brunswick, L.L.C.
Matzel & Mumford at Woodland Crest, L.L.C.
Section 14 of the Hills, L.L.C.
The Landings at Spinnaker Pointe, L.L.C.
Westminster Homes of Alabama, L.L.C.
Westminster Homes of Mississippi, L.L.C.
Westminster Homes of South Carolina, L.L.C.
Goodman Family Builders, L.P.
M&M Investments, L.P.
Washabama, L.P.